                          PACIFIC HORIZON FUNDS, INC.
                                (THE "COMPANY")
                AGGRESSIVE GROWTH, ASSET ALLOCATION, BLUE CHIP,
                  CALIFORNIA TAX-EXEMPT BOND, CAPITAL INCOME,
             CORPORATE BOND, FLEXIBLE BOND, NATIONAL MUNICIPAL BOND
                      AND U.S. GOVERNMENT SECURITIES FUNDS
             (COLLECTIVELY, THE "FUNDS" AND INDIVIDUALLY, A "FUND")

                         SUPPLEMENT DATED MARCH 8, 1996
                       TO PROSPECTUSES DATED JULY 1, 1995

1. The sales load structure with respect to each Fund is amended as follows.

        There is no front-end sales load on combined purchases of shares of the Company of $1,000,000 or more ("Large Purchase Exemption"). Shares purchased under the Large Purchase Exemption are subject to a contingent deferred sales charge of 1.00% and 0.50%, respectively, on redemptions within one and two years after purchase. The contingent deferred sales charge is paid to the Distributor. Shares cannot be purchased under the Large Purchase Exemption if there is another no-load exemption available. Accordingly, shares purchased under another no-load exemption are not subject to a contingent deferred sales charge.

        Neither a contingent deferred sales charge nor a front-end sales load will be imposed if a shareholder who has entered a Fund under the Large Purchase Exemption exchanges shares between funds of the Company or Time Horizon Funds. However, shares acquired in the exchange will remain subject to the contingent deferred sales charge discussed above. The contingent deferred sales charge is calculated as a percentage of the lesser of the current market value or the cost of the shares being redeemed. This means that this charge will not be imposed upon increases in net asset value above the initial purchase price or upon reinvested dividends. In determining whether a contingent deferred sales charge is applicable to a redemption of such shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of shares above the total amount of payments for the purchase of shares during the preceding 2 years; then of amounts representing the cost of shares held beyond the applicable contingent deferred sales charge period; and finally, of amounts representing the cost of the shares held for the longest period of time.

        Despite the fact that no front-end sales load will be paid on shares purchased under the Large Purchase Exemption, the Distributor will compensate brokers whose customers purchase such shares at the following rates: 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

        The preceding paragraphs are inserted immediately below the table entitled "SHAREHOLDER TRANSACTION EXPENSES" under the heading "EXPENSE SUMMARY." The contingent deferred sales charge has not been included in calculating the expenses in the "EXPENSE SUMMARY" sections.

        The chart under the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - SALES LOAD" is amended and restated in its entirety for each Fund as follows:


=======================================================================================
                                        AS A % OF       AS A % OF          DEALER'S
                                        OFFERING        NET ASSET        REALLOWANCE
                                         PRICE            VALUE           AS A % OF
AMOUNT OF TRANSACTION                   PER SHARE       PER SHARE       OFFERING PRICE*
---------------------                   ---------       ---------       --------------
Less than $100,000                         4.50            4.71              4.00
$100,000 but less than $250,000            3.75            3.90              3.35
$250,000 but less than $500,000            2.50            2.56              2.20
$500,000 but less than $750,000            2.00            2.04              1.75
$750,000 but less than $1,000,000          1.00            1.01              0.90
$1,000,000 or more                         0.00**          0.00**            0.00**

 * Dealer's reallowance may be changed periodically.

** See 1 above for a description of the contingent deferred sales charge.

From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
=======================================================================================

2a.      With respect to the Asset Allocation Fund, the tables entitled "ANNUAL
FUND OPERATING EXPENSES" and "EXAMPLE" under the heading "EXPENSE SUMMARY" in the Prospectus are amended and restated in their entirety as follows:

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

        Management Fees (after fee waivers)                             0.09%
        All Other Expenses (after expense reimbursements)               1.16%
                                                                        ----
                Shareholder Service Payments                    0.25%
                Other Expenses (after expense reimbursements)   0.91%
                                                                ----
        Total Operating Expenses
                (after fee waivers and expense reimbursements)          1.25%
                                                                        ====

        EXAMPLE:   Assume the annual return is 5% and operating expenses are
        the same as those stated above. For every $1,000 you invest, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

                After 1 Year    After 3 Years   After 5 Years   After 10 Years
                     $57             $83             $111            $189

        Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

2b.     With respect to the Asset Allocation Fund, the fifth paragraph under the heading "EXPENSE SUMMARY" in the Prospectus is amended and restated in its entirety as follows:

                As indicated in the table above, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 1.25%. Absent these fee waivers and reimbursements, the Total Operating Expenses would be 3.82% of the Fund's average daily net assets.

3a.     With respect to the Blue Chip Fund, the tables entitled "ANNUAL FUND
OPERATING EXPENSES" and "EXAMPLE" under the heading "EXPENSE SUMMARY" in the Prospectus are amended and restated in their entirety as follows:

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

        Management Fees (after fee waivers)                             0.15%
        All Other Expenses (after expense reimbursements)               1.15%
                                                                        ----
                Shareholder Service Payments                    0.25%
                Other Expenses (after expense reimbursements)   0.90%
                                                                ----
        Total Operating Expenses
                (after fee waivers and expense reimbursements)          1.30%
                                                                        ====
        EXAMPLE:   Assume the annual return is 5% and operating expenses are
        the same as those stated above. For every $1,000 you invest, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

                After 1 Year    After 3 Years   After 5 Years   After 10 Years
                     $58             $84             $113            $195

        Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

3b.     With respect to the Blue Chip Fund, the fifth paragraph under the heading "EXPENSE SUMMARY" in the Prospectus is amended and restated in its entirety as follows:

                As indicated in the table above, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 1.30%. Absent these fee waivers and reimbursements, the Total Operating Expenses would be 4.55% of the Fund's average daily net assets.

4. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, phone number 800-346-2087, will serve as transfer and dividend disbursing agent for the Funds.

5. An investor desiring to make an initial purchase of shares of a Fund by mail should complete an Account Application and mail the Application and a check payable to the appropriate Fund to the address on the Account Application. All subsequent purchases of shares of a Fund made by mail should be delivered to Pacific Horizon Funds, Inc., File No. 54634, Los Angeles, California 90074-4634.

6. Initial and subsequent purchases and redemptions of shares of a Fund made in person should be delivered to BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

7. An investor desiring to make a subsequent purchase of shares of a Fund into an already existing account by wire should contact the Fund's transfer agent at 800-346-2087 for complete wiring instructions and request his or her bank to transmit immediately available funds by wire for purchase of shares of a Fund in the investor's name. The wire should include the investor's name and fund account number. An investor should contact his or her bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Initial purchases of shares into a new account may not be made by wire.

8. An investor desiring to redeem shares of a Fund by mail should deliver a written request to the appropriate Fund, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909.

9. To elect to receive dividend payments in cash, or to revoke such election, an investor must do so in writing to the Transfer Agent at P.O. Box 80221, Los Angeles, California 90080-9909.

10. The last sentence of the section below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED?" in the Prospectus is restated in its entirety to read as follows: "For price and yield information call (800) 346-2087."

11. The third sentence of the second paragraph below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?" in the Prospectus is restated in its entirety to read as follows:

        "Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day."

12. Shares of Time Horizon Funds will not be included when determining reduced sales loads under the rights of accumulation or letter of intent programs.

13. The following sentence, constituting the last sentence of the first paragraph below the heading "SHAREHOLDER GUIDE - HOW TO SELL SHARES - HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?," is eliminated:

        "If you purchase shares by wire, you must file an Account Application before redemption requests can be honored."

14.     Certificates for shares will not be issued.

15. The minimum initial investment in shares of a Fund is $200 for BankAmericard holders with an appropriate award certificate from BankAmeriChoice Program.

16. With respect to each Fund except the California Tax-Exempt Bond Fund and the National Municipal Bond Fund, the third and fourth exemptions contained in the list of types of transactions exempt from the front-end sales load appearing below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - WHEN NO SALES LOAD IS APPLIED" in the prospectus are amended and restated in their entirety to read as follows:

        --      employer-sponsored employee pension or retirement plans making direct investments in the Fund other than 403(b) plans; provided that 403(b) plans invested in the Funds as of December 7, 1995 may continue to invest on a no-load basis;

        --      any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account) other than purchases for 403(b) plans; provided that investment advisers who have invested 403(b) plans in the Funds on behalf of existing and new clients as of December 7, 1995 may continue to invest on a no-load basis;

17. The sixth exemption (fourth exemption with respect to the California Tax-Exempt Bond and National Municipal Bond Funds) contained in the list of the types of transactions exempt from the front-end sales load appearing below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - WHEN NO SALES LOAD IS APPLIED" in the prospectus is amended and restated in its entirety to read as follows with respect to each Fund:

        -- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

18. The following exemption is added with respect to each Fund to the list of types of transactions exempt from the front-end sales load appearing below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - WHEN NO SALES LOAD IS APPLIED":

        -- any purchase of shares of the Fund, provided that (i) you are investing proceeds from a redemption of shares from another open-end investment company on which you paid a front-end sales load, (ii) such redemption occurred within 30 days prior to the purchase order, and (iii) such other open-end investment company is not distributed and advised by Concord Financial Group, Inc. and Bank of America, respectively, or their affiliates.

19. The second exemption contained in the list of individuals exempt from the front-end sales load appearing below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - WHEN NO SALES LOAD IS APPLIED" in the prospectus is amended and restated in its entirety to read as follows with respect to each Fund:

        -- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses, minor children and grandchildren, as well as members of the Board of Directors of Bank of America or any of its affiliates.

20. The following exemption is added with respect to each Fund to the list of individuals exempt from the front-end sales load appearing below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - WHEN NO SALES LOAD IS APPLIED" in the prospectus:

        -- holders of the BankAmericard with an appropriate award certificate from the BankAmeriChoice Program.

21. With respect to the Corporate Bond and Flexible Bond Funds, the fourth paragraph under the heading "SERVICE PROVIDERS - INVESTMENT ADVISER" in the prospectus is replaced with the following:

                Effective March 8, 1996, portfolio management services for the Portfolio are conducted by the Fixed Income Division of the Investment Management Services Group of Bank of America.

22. With respect to the U.S. Government Securities Fund, the fourth paragraph under the heading "SERVICE PROVIDERS - INVESTMENT ADVISER" in the prospectus is replaced with the following:

                Effective March 8, 1996, portfolio management services for the Fund are conducted by the Fixed Income Division of the Investment Management Services Group of Bank of America.

                          PACIFIC HORIZON FUNDS, INC.
                                (THE "COMPANY")
                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                             AGGRESSIVE GROWTH FUND
                        CALIFORNIA TAX-EXEMPT BOND FUND
                        U.S. GOVERNMENT SECURITIES FUND
                              CAPITAL INCOME FUND

                                  JULY 1, 1995
                           (AS REVISED MARCH 8, 1996)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
The Company...............................................................     2
Investment Objectives and Policies........................................     2
Additional Purchase and Redemption Information............................    51
Additional Information Concerning Taxes...................................    60
Management................................................................    66
General Information.......................................................    87
Appendix A................................................................   A-1
Appendix B................................................................   B-1

         This Statement of Additional Information applies to the Pacific Horizon Aggressive Growth Fund ("Aggressive Growth Fund"), Pacific Horizon California Tax-Exempt Bond Fund ("California Tax-Exempt Bond Fund"), Pacific Horizon U.S. Government Securities Fund ("U.S. Government Securities Fund") and Pacific Horizon Capital Income Fund ("Capital Income Fund"), of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated July 1, 1995, as they may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), which describe the particular Fund of the Company in which the investor is interested. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Funds to which this Statement of Additional Information relates may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                                  THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. The Aggressive Growth Fund commenced operations on March 30, 1984. The California Tax-Exempt Bond Fund originally commenced operations on March 30, 1984 as a separate portfolio of Pacific Horizon Tax-Exempt Funds, Inc., which subsequently changed its name to Pacific Horizon California Tax-Exempt Bond Portfolio, Inc. (the "Predecessor California Tax-Exempt Bond Fund"). The Capital Income Fund originally commenced operations on September 25, 1987 as The Total Return Fund (the "Predecessor Capital Income Fund"), a separate portfolio of a Massachusetts business trust named The Horizon Capital Funds. The U.S. Government Securities Fund commenced operations on January 7, 1988, also as a separate portfolio of The Horizon Capital Funds, under the name GNMA Extra Fund (the "Predecessor GNMA Fund" or the "Predecessor U.S. Government Securities Fund"). On January 1, 1989 the Predecessor Capital Income Fund and the Predecessor GNMA Fund changed their names to the Pacific Horizon Convertible Securities Fund and the Pacific Horizon GNMA Extra Fund. In January 1990 these three Predecessor Funds were reorganized as portfolios of the Company. On June 28, 1991, the GNMA Extra Fund changed its name to the U.S. Government Securities Fund and on September 16, 1991 the Convertible Securities Fund changed its name to the Capital Income Fund.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for each Fund describes the investment objective of the Fund to which it applies. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for each Fund.

PORTFOLIO TRANSACTIONS

         The portfolio turnover rate described in each Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. The portfolio turnover rate for the Aggressive Growth Fund, U.S. Government Securities Fund and Capital Income Fund may be particularly high. For the fiscal years ended February 28, 1995 and 1994, the portfolio turnover rates for the Aggressive Growth Fund were 92% and 43%, respectively; the portfolio turnover rates for the U.S. Government Securities Fund were 189% and 255%, respectively; the portfolio turnover rates for the California Tax-Exempt Bond Fund were 20% and 15%, respectively; and the portfolio turnover rates for the Capital Income Fund were 94% and 103%, respectively.

         Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the U.S. Government Securities Fund and California Tax-Exempt Bond Fund are normally principal transactions without brokerage commissions. During the fiscal years ended February 28, 1995, 1994 and 1993, the Aggressive Growth Fund paid $631,202, $267,276 and $185,309, respectively, in brokerage commissions; and the Capital Income Fund paid $207,310, $110,588 and $15,477, respectively, in brokerage commissions. During these same three fiscal years, the California Tax-Exempt Bond Fund and the U.S. Government Securities Fund paid no brokerage commissions.

         In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The Investment Advisory Agreements between the Company and Bank of America provide that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreements authorize Bank of America, subject to the approval of the Board of the Company, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund or Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. In connection with its investment management services with respect to the Funds, Bank of America will not acquire certificates of deposit or other securities issued by itself or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

         A Fund may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice only when Bank of America, in its sole discretion subject to guidelines adopted by the Board of the Company, believes such practice to be in the interest of the Fund.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $100,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000.

         Merrill Lynch & Co., Inc., Goldman Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc. Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

         It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 (the "1933 Act") could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

         The following discussion supplements the description of such investments in the Prospectuses.

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Except for the U.S. Government Securities Fund, certificates of deposit, bankers' acceptances and time deposits are eligible investments for each of the Funds as described in the Funds' Prospectuses. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers acceptances will be dollar-denominated obligations of domestic or foreign banks or financial institutions with total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches).

         Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

         In addition to purchasing certificates of deposit and bankers acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, each Fund (except the U.S. Government Securities Fund) may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         Commercial Paper and Short-Term Notes. The investment policies of the Funds permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO") in the case of purchases by the Aggressive Growth Fund and California Tax-Exempt Bond Fund, and A-1 or better by S&P, Prime-1 by Moody's or similarly rated by another NRSRO in the case of purchases by the Capital Income Fund; or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Directors. The U.S. Government Securities Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 by Moody's or similarly rated by another NRSRO. These rating symbols are described in Appendix A.

         Other Investment Companies. The U.S. Government Securities Fund may under certain circumstances invest a portion of its assets in certain money market funds. The Aggressive Growth Fund may acquire shares of closed-end investment companies, including companies that invest in foreign issuers, but only in furtherance of its investment objective. The 1940 Act prohibits each Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition, no more than 10% of the outstanding voting stock of any one investment company may be owned in the aggregate by the Funds and any other investment company advised by the investment adviser. Investment in other investment companies will involve payment of the Fund's pro rata share of advisory and administration fees charged by such fund, in addition to those paid by the Fund.

         Repurchase Agreements. Each Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. Although securities subject to a repurchase agreement may bear maturities exceeding ten years, the Funds intend to only enter into repurchase agreements having maturities not exceeding 60 days. The Funds are not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Company or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, a Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         U.S. Government Obligations. Each Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

         Variable and Floating Rate Instruments. As described in their Prospectuses, the Aggressive Growth Fund and the California Tax-Exempt Bond Fund may acquire variable and floating rate instruments. The U.S. Government Securities Fund may invest in variable rate GNMA certificates, which are backed by pools of variable rate mortgages and also in GNMA REMICs. The actual yield on these instruments varies not only as a result of variations in the lives of the underlying mortgages, but also as a result of changes in prevailing interest rates. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Fund, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a Fund's fundamental 10% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

         Zero Coupon Securities. The California Tax-Exempt Bond Fund may also invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity.

         The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interests rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

         Reverse Repurchase Agreements. As described in the Prospectuses, each Fund is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Funds intend to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         Options Trading. The Aggressive Growth Fund may under certain circumstances purchase put and call options. Such options may relate to particular securities or to various stock indices. In addition, the Aggressive Growth Fund may acquire options relating to foreign currencies in order to hedge against changes in exchange rates. The Capital Income Fund and U.S. Government Securities Fund may each invest up to 5% of its total assets in put options on portfolio securities, but will do so only to protect against a decline in the market value of the underlying security.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security, index or currency increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security or amount of currency gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security or currency amount at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or amount of currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. As stated in its Prospectus, the U.S. Government Securities Fund may also engage in unlisted, over-the-counter options. Unlisted options are not subject to the protection afforded purchasers of options listed by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Furthermore, it is the position of the staff of the Securities and Exchange Commission that over-the-counter options are illiquid. To the extent that a Fund invests in options that are illiquid (including over-the-counter options), such investment will be subject to the Fund's fundamental limitations on illiquid securities.

         A Fund will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Fund. Any losses realized by a Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns.

         The Aggressive Growth, Capital Income, and U.S. Government Securities Funds are permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

         If a Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Fund will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index. Closing transactions in covered call options for the U.S. Government Securities Fund are usually effected directly with the same broker-dealer that effected the original option transaction.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security if such security is owned by the Fund. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities, currencies and indices. For example, there are significant differences between the securities, currencies and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Foreign Investments. The Aggressive Growth Fund may invest up to 20% of its total assets, either directly, or indirectly through investments in American Depository Receipts ("ADRs") and closed-end investment companies, in securities issued by foreign companies wherever organized. The Capital Income Fund may invest up to 10% of its total assets in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities represented by listed ADRs. Interest and dividends on such Eurodollar securities are payable in U.S. dollars outside of the United States.

         ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

         Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

         In considering whether to invest in the securities of a foreign company, Bank of America considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and ADRs will fluctuate from time to time within the percentage limits stated above depending on the investment adviser's assessment of prevailing market, economic and other conditions.

         When-Issued Securities, Forward Commitments and Delayed Settlements. When a Fund agrees to purchase securities on a "when-issued," forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of a Fund's assets.

         A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Securities Lending. The Aggressive Growth, Capital Income and U.S. Government Securities Funds may lend securities as described in their Prospectuses. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities, and additionally in the case of the Aggressive Growth Fund by an irrevocable letter of credit issued by a U.S. commercial bank that is a member of the Federal Reserve System or the Federal Deposit Insurance Corporation and has total assets in the excess of $1.5 billion. The collateral must be at all times equal to at least the market value of the securities loaned. The Fund will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. In the case of the Capital Income and U.S. Government Securities Funds, cash collateral may be invested in short-term U.S. Government securities, and in the case of the Aggressive Growth Fund cash collateral may be invested in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be noted by a fund if a material event affecting the investment is to occur.

ADDITIONAL INFORMATION - CAPITAL INCOME FUND

         As described in its Prospectus, the Capital Income Fund's investment objective is to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. The Capital Income Fund seeks to achieve this objective by investing in a diversified portfolio consisting principally of convertible bonds and convertible preferred stocks. As described in its Prospectus, the Fund may invest in Eurodollar Convertible Securities, which are fixed income securities of a U.S. or foreign issuer issued in U.S. dollars outside the United States and carry certain conversion or exchange features. The interest and dividends on these Eurodollar Convertibles are payable in U.S. dollars outside the United States.

         The Fund has adopted a fundamental policy that under normal market conditions it will invest at least 65% of its total assets in Convertible Securities. The Fund may convert Convertible Securities during periods when market conditions are unfavorable for their disposition or as a result of developments such as the issuer's call or a decline in the market liquidity for such Convertible Securities. The securities obtained upon the conversion may be retained for temporary periods of not greater than two months after conversion, and during such periods such securities will be considered to be Convertible Securities for purposes of complying with this policy. Conversions may also occur when necessary to permit orderly disposition of the investment (for example, where a more substantial market exists for the underlying security than for a relatively thinly traded Convertible Security) or when a Convertible Security reaches maturity or has been called for redemption.

         Convertible Securities entitle the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the Convertible Securities mature or are redeemed, converted or exchanged. Prior to conversion, Convertible Securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible Securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the Convertible Security sells above its value as a fixed income security.

         In selecting Convertible Securities for the Fund, the investment adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by Moody's or Standard and Poor's and, if so, the ratings assigned.

         The value of Convertible Securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of Convertible Securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of Convertible Securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the Convertible Securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the Convertible Securities will be increasingly influenced by their conversion value. In addition, Convertible Securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in high yielding fixed-income securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in high yielding fixed-income securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such high yielding securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. The Fund seeks to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.

         In seeking to attain the investment objective of the Fund, the investment adviser may consider both the relative risks and potential returns of higher-rated and lower-rated securities. As a result, the Fund may hold higher-rated fixed-income securities when the differential in return between lower-rated and higher-rated securities narrows and the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in potential capital appreciation and yield. The relative proportions of the types of securities in the Fund may vary from time to time according to the prevailing and projected market and economic conditions and other factors.

ADDITIONAL INFORMATION - AGGRESSIVE GROWTH FUND

         The selection of investments for the Aggressive Growth Fund is the result of a continuous study of trends in industries and companies, earning power, growth features and other investment criteria. Fund holdings will consist primarily of common stocks of companies that the investment adviser expects will experience above-average growth in earnings and price. Most of these companies will be smaller-capitalized organizations that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. The Aggressive Growth Fund's net asset value per share is subject to rapid substantial fluctuation because greater risk is assumed in order to seek maximum growth.

         Securities owned by the Aggressive Growth Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Aggressive Growth Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

ADDITIONAL INFORMATION -- CALIFORNIA TAX-EXEMPT BOND FUND

         Municipal Securities. The California Tax-Exempt Bond Fund currently intends that 65% of its assets will be invested in municipal bonds under ordinary market conditions. This is not, however, a fundamental investment policy. As a matter of fundamental policy, under normal market conditions at least 80% of the Fund's assets will be invested in California Municipal Securities. The California Tax-Exempt Bond Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with the Fund's investment objective.

         The two principal classifications of Municipal Securities that may be held by the California Tax-Exempt Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         Municipal Securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax.

         The Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Fund may also purchase tax-exempt commercial paper.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch and D&P represent their opinions as to the credit quality of Municipal Securities.

It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. As stated in the Prospectus, the Fund is permitted to invest a portion of its assets in non-investment grade securities. For a discussion of the risks presented by investments in lower-rated fixed income securities, see "Investment Objectives and Policies - Additional Information - Capital Income Fund" above.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "MANAGEMENT OF THE FUND -- Tax Information.") Moreover, with respect to Municipal Securities issued by the State of California, the Fund cannot predict what legislation, if any, may be proposed in the California

Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of California Municipal Securities, in particular, and Municipal Securities generally, for investment by the Fund and the liquidity and value of the Fund. In such an event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

         Stand-By Commitments. The California Tax-Exempt Bond Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase from the Fund, at the Fund's option, specified Municipal Securities at a specified price. "Stand-by commitments" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

         The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.

         The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

         The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

         The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         Custodial Receipts and Participation Interest. Securities acquired by the Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts", "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." Participation interests that the Fund may acquire give the Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the Securities and Exchange Commission (although the securities held by the issuer may have longer maturities). If a participation interest in unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

         Special Considerations Relating to California Municipal Securities.

         ECONOMIC FACTORS. The Governor's 1993-1994 Budget, introduced on January 8, 1993, proposed general fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in state spending.

         The Department of Finance of the State of California's May Revision of General Fund Revenues and Expenditures (the "May Revision"), released on May 20, 1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30,

1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

         The 1993-1994 budget act (the "1993-94 Budget Act") was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending.

         The 1993-94 Budget Act was predicated on general fund revenues and transfers estimated at $40.6 billion, $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carryforwards, and repeal by initiative of a sales tax on candy and snack foods.

         The 1993-94 Budget Act also assumed special fund revenues of $11.9 billion, an increase of 2.9 percent over 1992-93.

         The 1993-94 Budget Act includes general fund expenditures of $38.5 billion (a 6.3 percent reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The 1993-94 Budget Act also included special fund expenditures of $12.1 billion, a
4.2 percent increase. The 1993-94 Budget Act reflected the following major adjustments:

         1. Changes in local government financing to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts, thereby reducing general fund support by an equal amount. About $2.5 billion is permanent, reflecting termination of the State's "bailout" of local governments following the property tax cuts of Proposition 13 in 1978 (See "Constitutional, Legislative and Other Factors" below).

         The property tax revenue losses for cities and counties were offset in part by additional sales tax revenues and mandate relief.

         2. The 1993-94 Budget Act projected K-12 Proposition 98 funding on a cash basis at the same per-pupil level as 1992-93 by providing schools a $609 million loan payable from future years' Proposition 98 funds.

         3. The 1993-94 Budget Act assumed receipt of about $692 million of aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State, which would reduce a like amount of General Fund expenditures. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

         4. Reductions of $600 million in health and welfare programs and $400 million in support for higher education (partly offset by fee increases at all three units of higher education) and various miscellaneous cuts (totalling approximately $150 million) in State government services in many agencies, up to 15 percent.

         5. A 2-year suspension of the renters' tax credit ($390 million expenditure reduction in 1993-94).

         6. Miscellaneous one-time items, including deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

         The 1993-94 Budget Act contained no general fund tax/revenue increases other than a two year suspension of the renters' tax credit. The 1993-1994 Budget Act suspended the 4 percent automatic budget reduction trigger, as was done in 1992-1993, so cuts could be focused.

         Administration reports during the course of the 1993-1994 Fiscal Year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-1994 Budget Act was adopted. Overall, revenues for the 1993-1994 Fiscal Year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which required greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The reports in May and June, 1994, indicated that revenues in the second half of the 1993-1994 Fiscal Year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

         The Department of Finance's July 1994 Bulletin, including the final June receipts, reported that June revenues were $114 million (2.5 percent) above projection, with final end-of-year results at $377 million (about 1 percent) above the May Revision projections. Part of this result was due to end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections very well. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4 percent) above projection in June. While the higher June receipts are reflected in the actual 1993-94 Fiscal Year cash flow results, and help the starting cash balance for the 1994-95 Fiscal Year, the Department of Finance has not adjusted any of its revenue projections for the 1994-95 or 1995-96 Fiscal Years.

         During the 1993-94 Fiscal Year, the State implemented the deficit retirement plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 Fiscal Year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion.

         Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the deficit retirement plan, the State issued an additional $2.0 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 Fiscal Year.

         On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion, but these estimates are still subject to change.

         Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such an emergency by the State and local agencies.

         Damage to state-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and
210. Major highways have now been reopened. The campus of California State University at Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in temporary closure of the campus. It has reopened using borrowed facilities elsewhere in the area and many temporary structures. There was also some damage to the University of California at Los Angeles and to an office building in Van Nuys (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

         The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State-owned facilities. The federal government will provide substantial earthquake assistance.

         The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of at least $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. The Governor originally proposed that the State will have to pay about $1.9 billion for earthquake relief costs, including a 10 percent match to some of the federal funds, and costs for some programs not covered by the federal aid. The Governor proposed to cover $1.05 billion of these costs from a general obligation bond issue which was on the June 1994 ballot, but it was not approved by the voters. The Governor subsequently announced that the State's share for transportation projects would come from existing Department of Transportation funds (thereby delaying other, non-earthquake related projects), that the State's share for certain other costs (including local school building repairs) would come from reallocating existing bond funds, and that a proposed program for homeowner and small business aid supplemental to federal aid would have to be abandoned. Some other costs will be borrowed from the federal government in a manner similar to that used by the State of Florida after Hurricane Andrew; pursuant to Senate Bill 2383, repayment will have to be addressed in 1995-96 or beyond. The 1995-96 Governor's Budget includes $60 million as the first repayment of an estimated $121.4 million in loans prior to June 30, 1995.

         The 1994-95 Fiscal Year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

         The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. Also included in this figure is a projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal FY 1995 Budget is completed. Completion of the Federal Budget is expected by October 1994. The Legislature took no action on a proposal in the January 1994-95 Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.

         The 1994-95 Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

         The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The 1994-95 Budget Act also projects Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-94 estimated expenditures. The principal features of the 1994-95 Budget Act were the following:

         1. Receipt of additional federal aid in 1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented immigrants, thereby offsetting a similar General Fund cost. The State will not know how much of these funds it will receive until the Federal FY 1995 Budget is passed.

         2. Reductions of approximately $1.1 billion in health and welfare costs. A 2.3% reduction in Aid to Family with Dependent Children payments (equal to about $56 million for the entire fiscal year) has been suspended by court order.

         3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for California State University. It is anticipated that student fees for both the University of California and the California State University will increase up to 10%.

         4. Proposition 98 funding for K-14 schools is increased by $526 million from 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the past three years.

         5. Legislation enacted with the Budget clarifies laws passed in 1992 and 1993 which require counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented a method of making such transfers which provided less money for schools if there were redevelopment agency projects. The new legislation bans this method of transfer. If all counties had implemented this method, General Fund aid to K-12 schools would have been $300 million higher in each of the 1994-95 and 1995-96 Fiscal Years.

         6. The 1994-95 Budget Act provides funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life prison terms for certain third-time felony offenders.

         7. Additional miscellaneous cuts ($500 million) and fund transfers ($255 million) totalling in the aggregate approximately $755 million.

         The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

         The 1994-95 Budget assumed that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have now been issued. Issuance of warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year.

         The State's cash flow management plan for the 1994-95 fiscal year included the issuance of $4.0 billion of revenue anticipation warrants on July 26, 1994, to mature on April 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit.

         Because preparation of cash flow estimates for the 1995-96 Fiscal Year necessarily entails greater risks of variance from assumptions, and because the Governor's two-year budget plan assumes receipt of a large amount of federal aid in the 1995-96 Fiscal Year for immigration-related costs which is uncertain, the Legislature enacted a backup budget adjustment mechanism to mitigate possible deviations from projected revenues, expenditures or internal borrowable resources which might reduce available cash resources during the two-year plan, so as to assure repayment of the warrants.

         Pursuant to Section 12467 of the California Government Code, enacted by Chapter 135, Statutes of 1994 (the "Budget Adjustment Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 will decrease more than $430 million from the amount projected by the State in its official statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

         The State Controller's report identified a number of factors which have led to the improved cash position of the State. Estimated revenues and transfers for the 1994-95 Fiscal Year other than federal reimbursement for immigration costs were up about $650 million. The largest portion of this was in higher bank and corporation tax receipts, but all major tax sources were above original projections. However, most of the federal immigration aid revenues projected in connection with the 1994-95 Budget Act and in the July, 1994 cash flows will not be received, as indicated above, leaving a net increase in revenues of $322 million.

         On the expenditure side, the State Controller reported that estimated reduced caseload growth in health and welfare programs, reduced school enrollment growth, and an accounting adjustment reducing a transfer from the General Fund to the Special Fund for Economic Uncertainties resulted in overall General Fund expenditure reductions (again before adjusting for federal aid) of $672 million. However, the July, 1994 cash flows projected that General Fund health and welfare and education expenditures would be offset by the anticipated receipt of $407 million in federal aid for illegal immigrant costs. The State Controller now estimates that none of these funds will be received, so the net reduction in General Fund expenditures is $265 million.

         Finally, the State Controller indicated that a review of balances in special funds available for internal borrowing resulted in an estimated reduction of such borrowable resources of $6 million. The combination of these factors results in the estimated improvement of the General Fund's cash position of $581 million. The State Controller's revised cash flow projections for 1994-95 have allocated this improvement to two line items: an increase from $0 to $427 million in the estimated ending cash balance of the General Fund on June 30, 1995, and an increase in unused borrowable resources of $154 million.

         The State Controller's report indicated that there was no anticipated cash impact in the 1994-95 Fiscal Year for recent initiatives on "three strikes" criminal penalties and illegal immigration which were approved by voters on November 8, 1994. At a hearing before a committee of the Legislature on November 15, 1994, both the Legislative Analyst and the Department of Finance concurred in the reasonableness of the State Controller's report. (The Legislative Analyst had issued a preliminary analysis on November 1, 1994 which reached a conclusion very close to that of the State Controller.) The State Controller's report makes no projections about whether the Law may have to be implemented in 1995-96. However, both the State Controller and the Legislative Analyst in the November 15 hearing noted that the July, 1994 cash flows for the 1995-96 Fiscal Year place continued reliance on large amounts of federal assistance for immigration costs, which did not materialize this year, indicating significant budget pressures for next year. The Department of Finance indicated that the budgetary issues identified in the hearing would be addressed in the Governor's Budget proposal for the 1995-96 Fiscal Year, which will be released in early January, 1995.

         The 1995-96 Governor's Budget, discussed below, contains a reforecast of revenues and expenditures for the 1994-95 Fiscal Year. The Department of Finance Bulletins for February and March 1995 report that combined General Fund revenues for February, 1995 were about $356 million below forecast, but combined revenues for January and February were only about $82 million (or 0.3 percent) below the 1995-96 Governor's Budget forecast. The largest component of the decrease is attributable to personal income tax receipts, which were about $131 million (or 1.1 percent) below the two months' forecast. This decrease in personal income tax receipts appears to be largely attributable to fourth quarter 1994 activity, probably in the anticipation of tax reform, with some taxpayers shifting income into 1995 to the extent possible. The withholding component comprised $77 million of this shortfall, but the Department of Finance does not yet view this as significant. Additionally, sales and use tax receipts were very close to forecast for the two-month period, while bank and corporation tax receipts were about $42 million (or 1.5 percent) below the two months' forecast. Miscellaneous revenues were about $117 million (or 6.2 percent) above forecast for the two months, but the Department of Finance is not yet able to determine whether this gain is real, or is instead attributable to cash flow factors.

         Initial analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department estimates that about $33 million of these funds will be received during the State's 1994-95 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act, but the Department expects the State to continue its efforts to obtain some or all of these federal funds.

         On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 Fiscal Year reflects the Governor's realignment proposal and the first year of his tax cut proposal (see principal features of the Proposed Budget below for further discussions). Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3 percent over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7 percent higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2 percent higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in the Special Fund for Economic Uncertainties of about $92 million, or less than 1 percent of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

         The following are the principal features of the Proposed Budget:

         1. The principal feature of the Proposed Budget is a proposed 15 percent cut in personal income and corporate tax rates, which would be phased in at 5 percent per year starting in 1996. Existing personal income tax rates, which are scheduled to drop from 11 percent top rate to 9.3 percent in 1996, would be continued during the time the overall tax cut takes effect. This proposal would reduce General Fund revenues by $225 million in 1995-96, but the revenue reduction would reach $3.6 billion by 1998-99.

         2. The Governor has proposed an expansion of the realignment program between the State and counties, so that counties will take on greater responsibility for welfare and social services, while the State will take on increased funding of trial court costs. The proposal includes transfer of about $1 billion of State revenues, from sales taxes and trial court funding moneys, to counties. The net effect of the shifts, however, is estimated to save the General Fund about $240 million.

         3. The Governor proposes further cuts in health and welfare costs totaling about $1.4 billion. Some of these cuts would require federal legislative approval.

         4. Proposition 98 funding for schools and community colleges will increase by about $1.2 billion, reflecting strong General Fund revenue growth. Per-pupil expenditures are projected to increase by $61 to $4,292. For the first time in several years, a cost-of-living increase (2.2 percent) is added to the enrollment growth factor. The Governor proposes to set aside about $514 million of the Proposition 98 funding increase to repay prior years' loans from the General Fund to schools. As the legality of these loans is currently being challenged in a lawsuit, the Governor proposes to set the amount aside in escrow until the litigation is resolved.

         5. The Proposed Budget includes increases in funding for the University of California ($63 million General Fund) and the California State University system ($3 million General Fund). The Governor has proposed a four-year funding "company" for the higher education units which includes both annual increases in State funding and increases in student fees.

         6. The Proposed Budget assumes receipt of $830 million in new federal aid for costs of undocumented and refugee immigrants, above commitments already made by the federal government. This amount is much less than an estimated $2.8 billion which had been included in the Governor's pro-forma two-year plan from last summer.

         The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

         However, a report issued by the Legislative Analyst in February, 1995 notes that the Proposed Budget is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare costs, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July, 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

         The Director of Finance is required to include updated cash-flow statements for the 1994-95 and 1995-96 Fiscal Years in the May revision to the 1995-96 Fiscal Year budget proposal. By June 1, 1995, the State Controller must concur with these updated statements or provide a revised estimate of the cash condition of the General Fund for the 1994-95 and the 1995-96 Fiscal Years. For the 1995-96 Fiscal Year, Chapter 135 prohibits any external borrowing as of June 30, 1996, thereby requiring the State to rely solely on internal borrowable resources, expenditure reductions or revenue increases to eliminate any projected cash flow shortfall.

         Commencing on October 15, 1995, the State Controller will, in conjunction with the Legislative Analyst's Office, review the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The "1996 cash shortfall" shall be the amount necessary to bring the balance of unused borrowable resources on June 30, 1996 to zero. On or before December 1, 1995, legislation must be enacted providing for sufficient General Fund expenditure reductions, revenue increases, or both, to offset any such 1996 cash shortfall identified by the State Controller. If such legislation is not enacted, within five days thereafter the Director of Finance must reduce all General Fund appropriations for the 1995-96 Fiscal Year, except the Required Appropriations, by the percentage equal to the ratio of said 1996 cash shortfall to total remaining General Fund appropriations for the 1995-96 Fiscal Year, excluding the Required Appropriations.

         On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. Approximately 187 California public entities, substantially all of which are public agencies within the County, invested funds in the Pool. Many of the agencies have various bonds, notes or other forms of indebtedness outstanding, in some instances the proceeds of which were invested in the Pool. Various investment advisors were employed by the County to restructure the Pool. Such restructuring led to the sale of substantially all of the Pool's portfolio, resulting in losses estimated to be approximately $1.7 billion or approximately 22% of amounts deposited by the Pool investors, including the County. It is anticipated that such losses may result in delays or failures of the County as well as investors in the Pool to make scheduled debt service payments. Further, the County expects substantial budget deficits to occur in Fiscal Year 1995 with possibly similar effects upon operations of investors in the Pool.

         Investor access to monies in the Pool subsequent to the filing was pursuant to Court order only and severely limited. On

May 2, 1995, the Bankruptcy Court approved a comprehensive settlement agreement (the "CSA") between the County and Pool investors which, among other things, (i) established a formula for distribution of all available cash and securities from the Pool to the Pool investors, including the County, (ii) established formulas for distribution among certain settling Pool investors of several tranches of new County obligations to be payable from, and in some instances secured by, certain designated sources of potential recoveries on Pool related claims, and
(iii) designated certain outstanding short term note obligations of the County to be senior to or on a parity with certain of the new County obligations. By order dated May 22, 1995, following distribution of all available cash and securities from the Pool to the Pool investors, including the County, the Bankruptcy Court dismissed the bankruptcy filing of the Pool based upon the Court's finding that the Pool was not eligible for relief under Chapter 9 of the Bankruptcy Code because it is not a municipality and it has not been specifically authorized to file under Chapter 9 as required by the Bankruptcy Code.

         Following its bankruptcy filing, the County has, with Bankruptcy Court approval, made payments of scheduled principal and interest on its outstanding obligations where no alternative source of payment (such as reserve funds on deposit with indenture trustees, letters of credit, municipal bond insurance policies or other alternative payment sources) were available. The County has not replenished such reserve funds or reimbursed the issuers of such letters of credit or municipal bond insurance policies. In addition, the County ceased making set aside deposits for repayment of certain of its short term indebtedness. The Bankruptcy Court subsequently ruled that the rights of the holders of such short term indebtedness to require the set aside deposits from County revenues received following the filing were cut off by operation of the Bankruptcy Code. In addition, the County has failed to satisfy its obligation to accept tenders of its $110,200,000 aggregate principal amount of Taxable Pension Obligation Bonds, Series B used to finance County pension obligations. Interest at a rate set pursuant to the bond documents has been timely paid on such Pension Bonds. The failure to satisfy the contractual obligations discussed above may constitute defaults under the documents governing such securities.

         To June 30, 1995 there has been no default in payment of scheduled interest and principal (excluding the tender payment described above) to holders of County securities, although certain note issues are scheduled to mature at various times thereafter and the Fund is unable to predict whether or to what extent such notes will be timely paid by the County. On June 27, 1995, the Bankruptcy Court approved a Stipulation and an Extension Agreement that, if they both become effective, would offer to holders of certain short term note obligations of the

County ("Note Debt") who elect to be treated thereunder: (i) extension of maturity dates to June 30, 1996; (ii) payment of monthly interest at a rate below existing contract rates; (iii) accrual of monthly interest equal to the difference between the amount paid and the contract rate, plus a settlement adjustment of 0.95%; (iv) waiver of post-bankruptcy interest recapture or disallowance; (v) waiver of defenses to repayment of the Note Debt claims based on California limitations on municipal indebtedness; and (vi) allowance of the Note Debt claims, subject to certain reserved rights. The treatment described in the preceding sentence will be available to electing holders of Note Debt provided that holders of at least 50% of the then issued and outstanding aggregate principal amount of all Note Debt obligations elect such treatment. If holders of at least 90% of the outstanding aggregate principal amount of all Note Debt obligations elect such treatment, all of the Note Debt obligations will be so treated. The Fund is unable to predict whether and to what extent holders of Note Debt will elect to be treated under the Extension Agreement.

         On June 27, 1995, the voters of Orange County rejected, by a substantial majority of those voting, an increase of 0.50% in the sales tax imposed throughout the County. Prior to the election, spokespersons for the County had indicated that passage of the sales tax increase was an important factor in the County's ability to restructure its finances in a manner that would permit eventual payment in full of all County securities. The Fund is unable to predict the effect of the defeat of the sales tax increase on the ability of the County to restructure its obligations and otherwise manage its affairs.

         Both Standard & Poor's and Moody's Investors Service have suspended or downgraded ratings on various debt securities of the County and certain of the investors in the Pool and, following the defeat of the proposition submitted to the voters on June 27, announced their intention to downgrade the County's debt to default status, regardless of whether the Stipulation and Extension Agreement receives approval by holders of the Note Debt. Such suspensions or downgradings could affect both price and liquidity of such securities. The Fund is unable to predict (i) the occurrence of covenant and/or payment defaults with respect to obligations of the County and/or investors in the Pool or (ii) the financial impact of any such defaults or credit rating suspensions or downgradings upon the value of such securities.

         As of the date of this Statement of Additional Information, the California Tax-Exempt Bond Fund had investments issued by Orange County, California totalling approximately 3% of its total assets as of this date. None of these investments had failed to meet a scheduled interest payment and none of these investments were obligations payable from the Pool.

         Constitutional, Legislative and Other Factors. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of the Prospectus and this Statement of Additional Information. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

         Certain California Municipal Securities in the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities, is unclear.

         In 1988, California enacted legislation providing for a water's-edge combined reporting method if an election fee was paid and other conditions met. On October 6, 1993, California Governor Pete Wilson signed Senate Bill 671 (Alquist) which modifies the unitary tax law by deleting the requirements that a taxpayer electing to determine its income on a water's-edge basis pay a fee and file a domestic disclosure spreadsheet and instead requiring an annual information return. Significantly, the Franchise Tax Board can no longer disregard a taxpayer's election. The Franchise Tax Board is reported to have estimated state revenue losses from the Legislation as growing from $27 million in 1993-94 to $616 million in 1999-2000, but others, including Assembly Speaker Willie Brown, disagree with that estimate and assert that more revenue will be generated for California, rather than less, because of an anticipated increase in economic activity and additional revenue generated by the incentives in the Legislation.

         Certain California Municipal Securities in the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved

Proposition 8, and on June 3, 1986, California voters approved Proposition 46, both of which amended Article XIIIA.

         Section 1 of Article XIIIA limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction" for purposes of determining full cash value of property under Article XIIIA.

         Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282 which provides relief funds from State moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 assessed valuation) and the bonded debt tax rate.

         On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

         Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988- 89 fiscal year, state monies to support school districts and community college districts shall equal or exceed the lesser of (i) an amount equalling the percentage of state general revenue bonds for school and community college districts in fiscal year 1986-87, or (ii) an amount equal to the prior year's state general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

         On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1, on the June 5, 1990 ballot as Proposition 111, was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the State and for local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempts from the State appropriations limit funding for capital outlays.

         Article XIIIB, like Article XIIIA, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon the interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

         On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.

         On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

         Certain California Municipal Securities in the Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Municipal Securities.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These California Municipal Securities may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured California Municipal Securities, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method.

In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

         Certain California Municipal Securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgement may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain California Municipal Securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Tax-Exempt Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

         If the Company's Board of Directors, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Municipal Securities at the close of each quarter of the Fund's taxable year, the Board would re-evaluate the Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

OTHER INVESTMENT LIMITATIONS

         The Fund's investment objectives are fundamental; the prospectus for each Fund summarizes certain other fundamental policies that may not be changed with respect to such Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "Additional Information - Miscellaneous"). Similarly, the following enumerated additional fundamental policies, as well as the Fund's investment objectives, may not be changed with respect to each Fund without such a vote of shareholders.

         THE AGGRESSIVE GROWTH FUND MAY NOT:

         1. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein).

         2. Underwrite the securities of other issuers.


         3. Purchase securities of companies for the purpose of exercising control.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that this limitation shall not apply to transactions in futures contracts and related options.

         5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as may otherwise be permitted by the Investment Company Act of 1940.

         6. Purchase securities of any one issuer (other than obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

         In accordance with current regulations of the Securities and Exchange Commission, the Aggressive Growth Fund presently intends to limit its investments in the securities of any single issuer to not more than 5% of its total assets (measured at the time of purchase), except that up to 25% of the Fund's total assets may be invested without regard to this limitation. This intention is not, however, a fundamental policy of the Fund.

         7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will be considered a separate industry.

         8. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid. The Fund's transactions in futures and related options (including the margin posted by the Fund in connection with such transactions) are not subject to this investment limitation.

         9. Make loans except that the fund may purchase or hold debt instruments or enter into repurchase agreements pursuant to its investment objective and policies and my lend portfolio securities in an amount not exceeding 30% of its total assets.

         10. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under Federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Funds total value.

         The Fund intends that variable amount master demand notes with maturities of nine months or less, as well as any investments in securities that are not registered under the 1933 Act but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to this 10% limitation or illiquid securities.

         11. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contract and related options.

         THE U.S. GOVERNMENT SECURITIES FUND AND CAPITAL INCOME FUND MAY NOT:

         1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation.

         2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Purchase or sell real estate, except that a Fund may, to the extent appropriate to its investment objective, invest in GNMA Certificates and securities issued by companies which invest in real estate or interests therein.

         4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position.

         5. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may write covered call options.

         6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) a Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) a Fund may purchase and sell futures contracts and options on futures contracts.

         7. Purchase securities of other investment companies, except (a) securities of money-market funds, to the extent permitted by the Investment Company Act of 1940, or (b) in connection with a merger, consolidation, acquisition or reorganization.

         8. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         9. Purchase securities of any issuer if as a result the Fund will own more than 10% of the voting securities of such issuer.

         10. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         11. Borrow money except from banks for temporary purposes and in an amount not exceeding 10% of the value of the Fund's total assets, issue senior securities (as defined in the Investment Company Act of 1940) or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Borrowing may take the form of sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowing are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.) For the purpose of this restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets, and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

         12. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and its agencies and instrumentalities which are consistent with its permitted investments.

         13. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days over the counter options and the securities covering such options.)

         The Fund intends that investments in securities that are not registered under the 1933 Act but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to this 10% limitation on illiquid securities.

         14. Purchase securities of any issuer which has been in continuous operation for less than three years (including operations of its predecessors), except obligations issued or guaranteed by the U.S. government or its agencies.

IN ADDITION:

         1. Under normal market conditions the U.S. Government Securities Fund may not invest less than 65% of its total assets in GNMA Certificates.

         2. Under normal market conditions the Capital Income Fund may not invest less than 65% of its total assets in Convertible Securities. For purposes of this limitation, securities acquired upon the conversion of Convertible Securities are deemed to be Convertible Securities for a period of two months after the effective date of their conversion.

         THE CALIFORNIA TAX-EXEMPT BOND FUND MAY NOT:

         1. Make loans except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

         2. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         3. Purchase securities on margin, make short sales of securities or maintain a short position.

         4. Underwrite the securities of other issuers.

         5. Purchase securities of companies for the purpose of exercising control.

         6. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

         8. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

         9. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

         10. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

         11. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a nongovernmental user shall not be deemed to be Municipal Securities.

         12. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

         13. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

         14. Invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

         In accordance with current regulations of the Securities and Exchange Commission, the California Tax-Exempt Bond Fund presently intends to limit its investments in the securities of any single issuer to not more than 5% of its total assets (measured at the time of purchase), except that up to 25% of the Fund's total assets may be invested without regard to this limitation. This intention is not, however, a fundamental policy of the Fund.

                       *               *               *

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         For the purposes of Investment Limitation Paragraph 1 in the Aggressive Growth and California Tax-Exempt Bond Funds' Prospectuses, Investment Limitation Paragraph 2 in the Capital Income Fund's Prospectus, and Investment Limitation Paragraph 8 in this Statement of Additional Information with respect to the U.S. Government Securities Fund, the Funds treat, in accordance with the current views of the staff of the Securities and Exchange Commission and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         In order to permit the sale of a Fund's shares in certain states, the Company may make commitments more restrictive than the investment policies and limitations described above. To permit the sale of the shares of the Capital Income Fund and Aggressive Growth Fund in Texas, the Company has agreed to the following additional restrictions with respect to such Funds:

         1. The Funds will not invest more than 5% of their net assets in warrants, of which not more than 2% may be warrants which are not listed on the New York or American Stock Exchange.

         2. The Funds will not invest in oil, gas or mineral leases.

         3. The Funds will not invest more than 10% of their respective total assets in illiquid securities including securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange.

         Should the Company determine that the above commitments or any other commitment made to permit the sale of a Fund's shares in any state are no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectuses. Additional information is contained below.

VALUATION OF AGGRESSIVE GROWTH FUND

         Portfolio securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price obtained from the NASDAQ. Securities not listed on an exchange or NASDAQ, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, using methods determined under the supervision of the Board of the Company. Valuation of options is described above under "Investment Objectives and Policies--Options Trading." Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF CALIFORNIA TAX-EXEMPT BOND FUND

         The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by the Company's Board of Directors. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF CAPITAL INCOME FUND AND U.S. GOVERNMENT SECURITIES FUND

         Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers.

Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the Board of the Company. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

         A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely solely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Board. Valuation of options is described above under "Investment Objectives and Policies - Options Trading".

SUPPLEMENTARY PURCHASE INFORMATION

         For the purpose of applying the Right of Accumulation or Letter of Intent privileges described in the Prospectuses, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for a Fund's Exchange Privilege.

         The computation of the hypothetical offering price per share for each Fund based on the value of each Fund's net assets on February 28, 1995 and each Fund's outstanding securities on such dates is as follows:

                                                                 U.S.
                           California        Aggressive          Government             Capital
                           Tax-Exempt        Growth              Securities             Income
                           Bond Fund         Fund                Fund                   Fund
                           ----------        ----------          ----------             -------
Net Assets...........      $194,600,802      $131,878,800        $87,354,230            $198,250,954

Outstanding
 Securities..........        27,334,647         6,398,371          9,382,386              14,529,185

Net Asset Value
 Per Share...........          $7.12             $20.61              $9.31                  $13.65

Sales Charge,
 4.50 percent
 of offering
 price (4.71
 percent of net
 asset value
 per share)..........          $0.34             $ 0.97              $0.44                  $ 0.64

Offering
 to Public...........          $7.46             $21.58              $9.75                  $14.29


SUPPLEMENTARY REDEMPTION INFORMATION: CAPITAL INCOME FUND, U.S. GOVERNMENT SECURITIES FUND AND CALIFORNIA TAX-EXEMPT BOND FUND

         Shares in the Capital Income Fund, U.S. Government Securities Fund and California Tax-Exempt Bond Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. (Eastern Time)) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of a Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of a Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of a Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors in the U.S. Government Securities Fund and California Tax-Exempt Bond Fund redeeming by Check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectuses.

         Because dividends on the U.S. Government Securities Fund and California Tax-Exempt Bond Fund accrue daily, Checks should not be used to close an account as a small balance is likely to result.

         Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION:  ALL FUNDS

         In General. As described in the Prospectuses, Fund shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the respective Prospectuses. Purchase orders will be effected only on business days.

         Shares in each Fund are sold with a sales load. However, there is no front-end sales load on combined purchases of shares of $1 million or more. Concord Financial Group, Inc. will pay commissions of up to 1.00% to brokers whose customers purchase such shares. Additionally, a 1.00% and 0.50% contingent deferred sales charge is applicable to shareholders who purchase shares of a Fund of $1 million or more without a front-end sales load and redeem such shares within one year and two years, respectively, after purchase. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

         Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

         Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

         The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. Shareholders may also exchange all or a part of their Pacific Horizon Shares for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

    A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds.

    B. Shares of any investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

    C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

    D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund.

         Neither a contingent deferred sales charge nor a front-end sales load will be imposed at the time of exchange if a shareholder purchases shares of a Fund of $1 million or more without a front-end sales load and exchanges such shares for shares of another investment portfolio of the Company or Time Horizon Funds. However, shares acquired in the exchange are subject to a contingent deferred sales charge of 1.00% and 0.50%, respectively, on redemptions within one year and two years after purchase.

         Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family or the Time Horizon Funds which are sold with a sales load.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         Miscellaneous.  Certificates for shares will not be issued.

         Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the scheduled holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

         If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL - ALL FUNDS

         Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund of the Company does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the California Tax-Exempt Bond Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any) net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund of the Company intends to distribute virtually all of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

         A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "short-short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the short- short test.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to shareholders who (i) have failed to provide either a correct tax identification number in the manner provided, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company that they are subject to backup withholding when required to do so or that they are "exempt recipients."

FEDERAL - CALIFORNIA TAX-EXEMPT BOND FUND

         The Fund's policy is to pay each year as exempt- interest dividends substantially all the Fund's Municipal Securities interest income net of certain deductions. An exempt- interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the California Tax-Exempt Bond Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations.

         Exempt-interest dividends may be treated by shareholders of the California Tax-Exempt Bond Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Fund. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares generally is not deductible for federal income tax purposes. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

         As discussed in the Prospectus for the California Tax- Exempt Bond Fund, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining possible liability for the Federal alternative minimum tax and the environmental tax applicable to corporations. The alternative minimum tax rate for individuals is 26-28% and for corporations is 20%. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified alternative minimum taxable income over $2,000,000.

         Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

STATE - CALIFORNIA TAX-EXEMPT BOND FUND

         As a regulated investment company, the California Tax- Exempt Bond Fund (the "Fund") will be relieved of liability for

California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund's taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

         Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal - California Tax-Exempt Bond Fund" above.

         To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See "Additional Information Concerning Taxes - Federal- All Funds" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         Except as noted above with respect to California state personal income taxation of dividends paid by the California Tax-

Exempt Bond Fund, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

         The directors and officers of the Company, their addresses, ages and principal occupations during the past five years are:

                                                       Position with
Name and Address                     Age               Company             Principal Occupations
----------------                     ---               -------------       ---------------------
Thomas M. Collins                    61                Director            Of counsel, law firm of
McDermott & Trayner                                                        McDermott & Trayner;
225 S. Lake Avenue                                                         Partner of the law firm
Suite 410                                                                  of Musick, Peeler &
Pasadena, CA 91101-3005                                                    Garrett (until April,
                                                                           1993); Trustee, Master
                                                                           Investment Trust Series
                                                                           I and Master Investment
                                                                           Trust, Series II (registered
                                                                           investment companies) (since
                                                                           1993); former Director,
                                                                           Bunker Hill Income
                                                                           Securities, Inc. (registered
                                                                           investment company) through
                                                                           1991.

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
Douglas B. Fletcher                  70               Vice Chairman                     Chairman of the Board
Fletcher Capital                                      of the Board                      and Chief Executive
Advisors Incorporated                                                                   Officer, Fletcher
4 Upper Newport Plaza                                                                   Capital Advisors,
Suite 100                                                                               Incorporated, (registered
Newport Beach, CA 92660-2629                                                            investment adviser)
                                                                                        1991 to date;
                                                                                        Partner, 1991
                                                                                        Newport Partners
                                                                                        (private venture
                                                                                        capital firm), 1981
                                                                                        to date; Chairman of
                                                                                        the Board and Chief
                                                                                        Executive Officer,
                                                                                        First Pacific
                                                                                        Advisors, Inc.
                                                                                        (registered
                                                                                        investment adviser)
                                                                                        and seven investment
                                                                                        companies under its
                                                                                        management, prior to
                                                                                        1983; former Allied
                                                                                        Member, New York
                                                                                        Stock Exchange;
                                                                                        Chairman of the
                                                                                        Board of FPA
                                                                                        Paramount Fund, Inc.
                                                                                        through 1984;
                                                                                        Director, TIS
                                                                                        Mortgage Investment
                                                                                        Company (real estate
                                                                                        investment trust);
                                                                                        Trustee and former
                                                                                        Vice Chairman of the
                                                                                        Board, Claremont
                                                                                        McKenna College;
                                                                                        Chartered Financial
                                                                                        Analyst.




Robert E. Greeley                    62                Director                         Chairman, Page Mill
Page Mill Asset                                                                         Asset Management (a
  Management                                                                            private investment
433 California Street                                                                   company) since 1991;
Suite 900                                                                               Manager, Corporate
San Francisco, CA 94104                                                                 Investments, Hewlett
                                                                                        Packard Company from
                                                                                        1979 to 1991;
                                                                                        Trustee, Master
                                                                                        Investment Trust,
                                                                                        Series I and Master
                                                                                        Investment Trust,
                                                                                        Series II (since
                                                                                        1993); Director,
                                                                                        Morgan Grenfell
                                                                                        Small Cap Fund
                                                                                        (since 1986); former
                                                                                        Director, Bunker
                                                                                        Hill Income
                                                                                        Securities, Inc.
                                                                                        (since 1989)
                                                                                        (registered
                                                                                        investment
                                                                                        companies); former
                                                                                        Trustee, SunAmerica
                                                                                        Fund Group
                                                                                        (previously Equitec

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
                                                                                        Siebel Fund Group)
                                                                                        from 1984 to 1992.

Kermit O. Hanson                    79                Director                          Vice Chairman of the
17760 14th Ave., N.W.                                                                   Advisory Board, 1988 to
Seattle, WA 98177                                                                       date, Executive
                                                                                        Director, 1977 to
                                                                                        1988, Pacific Rim
                                                                                        Bankers Program (a
                                                                                        non-profit
                                                                                        educational
                                                                                        institution); Dean
                                                                                        Emeritus, 1981 to
                                                                                        date, Dean, 1964-81,
                                                                                        Graduate School of
                                                                                        Business
                                                                                        Administration,
                                                                                        University of
                                                                                        Washington;
                                                                                        Director, Washington
                                                                                        Federal Savings &
                                                                                        Loan Association;
                                                                                        Trustee, Seafirst
                                                                                        Retirement Funds
                                                                                        (since 1993)
                                                                                        (registered
                                                                                        investment company).


Cornelius J. Pings*                  66                Chairman of                      President, Association
Association of American                                the Board and                    of American
    Universities                                       President                        Universities, February
One DuPont Circle                                                                       1993 to date; Provost,
Suite 730                                                                               1982 to January
Washington, DC 20036                                                                    1993, Senior Vice
                                                                                        President for
                                                                                        Academic Affairs,
                                                                                        1981 to January
                                                                                        1993, University of
                                                                                        Southern California;
                                                                                        Trustee, Master
                                                                                        Investment Trust,
                                                                                        Series I and Master
                                                                                        Investment Trust,
                                                                                        Series II (since
                                                                                        1995).


Kenneth L. Trefftzs                  83                Director                         Private Investor;
11131 Briarcliff Drive                                                                  formerly Distinguished
San Diego, CA 92131-1329                                                                Emeritus Professor
                                                                                        of Finance and
                                                                                        Chairman of the
                                                                                        Department of
                                                                                        Finance and Business
                                                                                        Economics of the
                                                                                        Graduate School of
                                                                                        Business of the
                                                                                        University of
                                                                                        Southern California;
                                                                                        former Director,
                                                                                        Metro Goldwyn Mayer,
                                                                                        Inc.; Director,
                                                                                        Fremont General
                                                                                        Corporation
                                                                                        (insurance and
                                                                                        financial services

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
                                                                                        holding company);
                                                                                        Director, Source
                                                                                        Capital, Inc.
                                                                                        (closed-end
                                                                                        investment company);
                                                                                        Director of three
                                                                                        open-end investment
                                                                                        companies managed by
                                                                                        First Pacific
                                                                                        Advisors, Inc.;
                                                                                        formerly Chairman of
                                                                                        the Board of
                                                                                        Directors (or
                                                                                        Trustees) of
                                                                                        nineteen investment
                                                                                        companies managed by
                                                                                        American Capital
                                                                                        Asset Management,
                                                                                        Inc.

Richard E. Stierwalt                                   Executive                        Chairman of the Board
125 W. 55th Street                   40                Vice President                   and Chief Executive
New York, NY 10019                                                                      Officer, July 1993 to
                                                                                        date, prior thereto
                                                                                        Senior Director,
                                                                                        Managing Director
                                                                                        and Chief Executive
                                                                                        Officer of the
                                                                                        Administrator and
                                                                                        Distributor,
                                                                                        February 1987 to
                                                                                        July 1993;
                                                                                        President, Master
                                                                                        Investment Trust,
                                                                                        Series I, Master
                                                                                        Investment Trust,
                                                                                        Series II and
                                                                                        Seafirst Retirement
                                                                                        Funds (since 1993);
                                                                                        First Vice
                                                                                        President, Trust
                                                                                        Operation
                                                                                        Administration,
                                                                                        Security Pacific
                                                                                        National Bank,
                                                                                        1983-1987.


William B. Blundin                   57                Executive Vice                   Vice Chairman, July 1993
125 W. 55th Street                                     President                        to date, prior thereto
New York, NY  10019                                                                     Director and President
                                                                                        of the Administrator and
                                                                                        Distributor, February
                                                                                        1987 to July 1993;
                                                                                        Executive Vice
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1993); Senior Vice
                                                                                        President, Shearson
                                                                                        Lehman Brothers, 1978-
                                                                                        1987.

Irimga McKay                         35                Vice                             Senior Vice President,
7863 Girard Avenue                                     President                        July 1993 to date, prior
Suite 306                                                                               thereto First Vice
La Jolla, CA 92037                                                                      President of the

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
                                                                                        Administrator and
                                                                                        Distributor, November
                                                                                        1988 to July 1993; Vice
                                                                                        President, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1993); Regional Vice
                                                                                        President, Continental
                                                                                        Equities, June 1987 to
                                                                                        November 1988; Assistant
                                                                                        Wholesaler, VMS Realty
                                                                                        Partners (a real estate
                                                                                        limited partnership), May
                                                                                        1986 to June 1987.

W. Eugene Spurbeck                   39                Assistant Vice                   Manager of Client
BISYS Fund Services                                    President                        Services of the
515 Figueroa Street                                                                     Administrator (1993 to
Suite 335                                                                               date); Assistant Vice
Los Angeles, CA 92307                                                                   President, Master
                                                                                        Investment Trust, Series
                                                                                        II; Vice President,
                                                                                        Seafirst Retirement Funds
                                                                                        (since 1995); Vice
                                                                                        President of Retail
                                                                                        Lending Operations Banc
                                                                                        One (1989 to 1993).


Martin R. Dean                       31                Treasurer                        Manager of Fund
3435 Stelzer Road                                                                       Accounting of BISYS
Columbus, OH  43219                                                                     Fund Services, May 1994
                                                                                        to Present; Treasurer,
                                                                                        Master Investment Trust,
                                                                                        Series II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1995); Senior Manager at
                                                                                        KPMG Peat Marwick
                                                                                        previously 1990-1994.


W. Bruce McConnel, III               52                Secretary                        Partner of the law firm
1345 Chestnut Street                                                                    of Drinker Biddle &
Philadelphia National Bank                                                              Reath.  Secretary,
Building, Suite 1100                                                                    Master Investment Trust,
Philadelphia, PA 19107                                                                  Series I, Master
                                                                                        Investment Trust, Series
                                                                                        II and Seafirst
                                                                                        Retirement Funds

                                                      Position with
Name and Address                    Age               Company                           Principal Occupations
----------------                    ---               -------------                     ---------------------
George O. Martinez                   35                Assistant                        Senior Vice President
3435 Stelzer Road                                      Secretary                        and Director of Legal
Columbus, OH 43219                                                                      and Compliance Services,
                                                                                        of the Administrator.
                                                                                        since April 1995;
                                                                                        Assistant Secretary,
                                                                                        Master Investment Trust,
                                                                                        Series II and Seafirst
                                                                                        Retirement Funds (since
                                                                                        1995); prior thereto,
                                                                                        Vice President and
                                                                                        Associate General
                                                                                        Counsel, Alliance Capital
                                                                                        Management, L.P.

--------------
*    Mr. Pings is an "interested director" of the Company as defined in the 1940
     Act.

         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168. Of that amount, $22,531, $23,089, $22,341 and $22,020 of directors' compensation were allocated to the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities and Capital Income Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the

Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, effective March 1, 1995, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of:
(i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

         The following chart provides certain information about the director fees from the Company as of February 28, 1995:

==============================================================================================================================
                                                                                                                     TOTAL
                                                                                                                  COMPENSATION
                                                                 PENSION OR                                           FROM
                                                                 RETIREMENT               ESTIMATED                REGISTRANT
                                         AGGREGATE                BENEFITS                  ANNUAL                  AND FUND
                                       COMPENSATION              ACCRUED AS                BENEFITS                 COMPLEX(*)
        NAME OF PERSON/                  FROM THE               PART OF FUND                 UPON                   PAID TO
            POSITION                      COMPANY                 EXPENSES                RETIREMENT               DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Thomas M. Collins                        $100,000                    $0                       $0                    $110,000
President and
Chairman of the
Board(+)
----------------------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher                       $57,500                    $0                       $0                     $57,500
Vice Chairman of
the Board
----------------------------------------------------------------------------------------------------------------------------
Robert E. Greeley(**)                     $57,500                    $0                       $0                     $65,781
Director
----------------------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                          $57,500                    $0                       $0                     $63,500
Director
----------------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings                        $57,500                    $0                       $0                     $57,500
Director
----------------------------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs                       $57,500                    $0                       $0                     $57,500
Director
============================================================================================================================

--------------
* The "Fund Complex" consists of the Company, Seafirst Retirement Funds, the Master Investment Trust, Series I and Master Investment Trust, Series II.
**   Mr. Greeley became a director of the Company on April 25, 1994.
+ Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.

INVESTMENT ADVISER

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations. In the investment advisory agreements, Bank of America has agreed to provide investment advisory services as described in each Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the Investment Advisory Agreement with respect to the Capital Income Fund provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

         For the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rates of .45% of the net assets of the Capital Income Fund; .60% of the net assets of the Aggressive Growth Fund; .35% of the net assets of the U.S. Government Securities Fund; and
 .40% of the net assets of the California Tax-Exempt Bond Fund. The fees payable to Bank of America are not subject to reduction as the value of each Fund's net assets increases. From time to time, Bank of America may waive fees or reimburse the Company for expenses voluntarily or as required by certain state securities laws.

         For the fiscal years ended February 28, 1995, 1994 and 1993, advisory fees (net of waivers) paid or payable to Bank of America were as follows:
Aggressive Growth Fund - $816,300, $1,016,640, and $903,058, respectively; California Tax-Exempt Bond Fund - $606,131, $721,895 and $157,000, respectively; Capital Income Fund - $572,638, $39,298 and $0, respectively; and U.S. Government Securities Fund - $397,905, $507,308 and $45,386, respectively. For the three fiscal years indicated, Bank of America did not waive any fees with resect to the Aggressive Growth Fund; waived fees with respect to the California Tax- Exempt Bond Fund in the amounts of $242,173, $190,993 and $500,267, respectively; waived fees with respect to the Capital Income Fund in the amounts of $359,205, $387,148 and $41,517 respectively; and waived fees with respect to the U.S. Government Securities Fund in the amounts of $0, $20,985 and $347,564, respectively. Additionally, for the fiscal years ended February 28, 1995, 1994 and 1993, Bank of America assumed certain operating expenses (excluding certain shareholder servicing and distribution expenses described below) of the Capital Income Fund in the amount of $0, $0 and $191,339, respectively.

         See "Management - Administrator" for instances where the Funds' investment adviser is required to make expense reimbursements to the Company.

         The investment advisory agreements for the Funds provide that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the investment advisory agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Funds' Prospectuses.)

         On the other hand, as described herein, the Funds are currently distributed by Concord Financial Group, Inc., and Concord Holding Corporation, its parent, provides the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

ADMINISTRATOR

         Concord Holding Corporation (the "Administrator"), with offices at 125
W. 55th Street, 11th Floor, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

         The Administrator provides administrative services to the Company as described in the Funds' Prospectuses. Each administration agreement will continue in effect until October 31, 1996 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of a Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

         The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rates of .20% percent of the average daily net assets of the U.S. Government Securities and Capital Income Funds and .30% of the average daily net assets of the Aggressive Growth and California Tax-Exempt Bond Funds. The fees payable to the Administrator are not subject to reduction as the value of each Fund's net assets increases. From time to time, the Administrator may waive fees or reimburse the Company for expenses, either voluntarily or as required by certain state securities laws.

         For the fiscal years ended February 28, 1995, 1994 and 1993, administration fees paid or payable to the Administrator (net of waivers) were as follows: Aggressive Growth Fund - $408,150, $508,320 and $451,529, respectively; California Tax- Exempt Bond Fund - $454,249, $541,341 and $130,555, respectively; Capital Income Fund - $414,134, $17,466 and $0, respectively; and U.S. Government Securities Fund - $227,374, $301,881 and $116,483, respectively. For the fiscal years indicated, the Administrator did not waive any administration fees with respect to the Aggressive Growth Fund; waived $181,979, $143,325 and $362,395, respectively, in administration fees with respect to the California Tax-Exempt Bond Fund; waived $0, $172,065 and $18,452, respectively, in administration fees with respect to the Capital Income Fund; and waived $0, $0 and $108,060, respectively, in administration fees with respect to the U.S. Government Securities Fund. In addition, the Administrator reimbursed operating expenses of the Capital Income Fund in the amount of $0 and $33,887, respectively for the years ended February 28, 1995 and 1994.

         If total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company may deduct from the payments to be made with respect to such Fund to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company limits aggregate annual expenses with respect to a Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of one or more of the Company's Funds, while retaining the ability to be reimbursed by such Funds for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

         The Administrator will bear all expenses in connection with the performance of its services under the administration agreement with the exception of the fees charged by The Bank of New York for certain fund accounting services which are borne by the Funds. See "General Information--Custodian and Transfer Agent" below. Expenses borne by the Funds include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing and/or distribution fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

         The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolios in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

DISTRIBUTOR AND PLAN PAYMENTS

         Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment".

         For the fiscal year ended February 28, 1995, the Distributor received sales loads in connection with share purchases as follows: Aggressive Growth Fund -- $340,853; California Tax-Exempt Bond Fund -- $322,982; U.S. Government Securities Fund -- $181,635; and Capital Income Fund -- $2,449,559. Of these amounts, the Distributor and various affiliates of Bank of America retained $60,878 and $257,259, respectively, with respect to the Aggressive Growth Fund; $37,001 and $268,563, respectively, with respect to the California Tax- Exempt Bond Fund; $21,022 and $90,642, respectively, with respect to the U.S. Government Securities Fund; and $201,638 and $388,254, respectively, with respect to the Capital Income Fund. The balance was paid to selling dealers. The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from each of these Funds during the fiscal year stated above:

                                                                                Brokerage
                                                                                Commis-
                                      Net Under-                                sions in
                                      writing Dis-       Compensation           connection         Other
                                      counts and         on Redemption          with Fund          Compen-
                                      Commissions        and Repurchase         Transactions       sation(1)
                                      -----------        --------------         ------------       ---------
Concord Financial
  Group, Inc.

  Aggressive                            $60,878                 $0                   $0            $615,902
  Growth Fund

  California                            $37,001                 $0                   $0            $652,834
  Tax-Exempt Bond Fund

  U.S. Government                       $21,022                 $0                   $0            $234,560
  Securities Fund

  Capital Income                        $201,638                $0                   $0            $456,942
  Fund

--------------

(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Service Plan (see discussion in next section).

         In addition to the sales loads described above, the Distributor is entitled to payment by the Company for certain shareholder servicing expenses under the Shareholder Service Plan (the "Plan") adopted by the Company. The Funds have in the past had a Distribution Plan pursuant to which payments were made for distribution and related expenses; however, effective July 1, 1993 the Board of Directors eliminated the Distribution Plan.

         Under the Shareholder Service Plan, the Company pays the Distributor, with respect to the Funds for (a) nondistribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Funds, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

         Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Funds on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

         The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets during such month of the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities and Capital Income Funds for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of a particular Fund must be in payment for expenses incurred on behalf of the Fund.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under the Plans may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         For the fiscal year ended February 28, 1995, pursuant to the Shareholder Service Plan, the Aggressive Growth Fund was charged $340,125, of which amount $207,152, $0 and $61,145 was paid to the Distributor, Bank of America and affiliates of Bank of America, respectively; the Capital Income Fund was charged $517,667, of which amount $42,508, $0 and $333,632 was paid to the Distributor, Bank of America and affiliates of Bank of America, respectively; the U.S. Government Securities Fund was charged $284,218, of which amount $7,186, $0 and $194,847 was paid to the Distributor, Bank of America and affiliates of Bank of America, respectively; and the California Tax-Exempt Bond Fund was charged $530,190 of which amount $198,585, $0 and $253,362 was paid to the Distributor, Bank of America and affiliates of Bank of America, respectively.

         The Company's Board of Directors has concluded that the Plan will benefit the Funds and their shareholders. The Shareholder Service Plan is subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to any Fund by a vote of a majority of such Directors or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the shares of such Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

YIELD AND TOTAL RETURN

         From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

         Yield Calculations. The yield of a Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                        a-b
                           Yield = 2 ((----- + 1)(6) - 1)
                                        cd

         Where:  a = dividends and interest earned during the period.

                 b = expenses accrued for the period (net of reimbursements).

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund or Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price.

         Based on the foregoing calculations, the yields of the U.S. Government Securities Fund and the Capital Income Fund (after fee waivers and expense reimbursements by Bank of America and the Administrator) for the 30 day period ended February 28, 1995 were 6.40% and 4.83%, respectively. Based on the foregoing calculations the California Tax-Exempt Bond Fund's yield (after fee waivers) for the 30 day period ended February 28, 1995 was 5.06% and its "tax-equivalent" yield was 7.75%. The Fund's "tax- equivalent" yield is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and California state income taxes by one minus a stated combined federal and California state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The combined federal and California income tax rate used in calculating the Fund's "tax-equivalent" yield for the 30 day period ended February 28, 1995 was 34.70%.

         Total Return Calculations. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    ERV  (1/n)
                              T = [(-----)     - 1]
                                      P

                Where: T = average annual total return.

                     ERV = ending redeemable value at the end of the period
                           covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                       P = hypothetical initial payment of $1,000.

                       n = period covered by the computation, expressed in terms
                           of years.

         The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                          ERV
              aggregate total return = [(----- - 1)]
                                           P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return quotations reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

         Based on the foregoing calculations, the average annual total returns for the Aggressive Growth Fund for the one-year, five-year and ten year periods ended February 28, 1995 were (7.93)%, 12.41% and 14.01%, respectively. The aggregate total returns for the Aggressive Growth Fund for the same three periods were (7.93)%, 79.52% and 271.40%, respectively.

         Based on the foregoing calculations, the average annual total returns (after fee waivers and expense reimbursements) for the Capital Income Fund for the one-year period ended February 28, 1995, for the five-year period ended February 28, 1995 and for the period September 25, 1987 (commencement of operations) to

February 28, 1995 were (9.86)%, 12.99% and 12.22%, respectively. The aggregate total returns for the Capital Income Fund for the same three periods were (9.86)%, 84.21% and 136%, respectively.

         Based on the foregoing calculations, the average annual total returns (after fee waivers and expense reimbursements) for the U.S. Government Securities Fund for the one-year period ended February 28, 1995, for the five-year period ended February 28, 1995 and for the period January 7, 1988 (commencement of operations) to February 28, 1995 were (4.21)%, 6.85% and 7.68%, respectively. The aggregate total returns for the U.S. Government Securities Fund for the same three periods were (4.21)%, 39.27% and 69.65%, respectively.

         Based on the foregoing calculations, the average annual total returns (after fee waivers) for the California Tax-Exempt Bond Fund for the one year, five year and ten year periods ended February 28, 1995, were (4.16)%, 6.39%, and 8.04%, respectively. The aggregate total returns for the California Tax-Exempt Bond Fund for the same three periods were (4.16)%, 36.33%, and 116.78%, respectively.

         The Funds may also advertise total return data without reflecting the sales load imposed on the purchase of shares of the Funds in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock - Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class D represents interests in the Aggressive Growth Fund; Class E represents interests in the U.S. Government Securities Fund; Class F represents interests in the Capital Income Fund; and Class G represents interests in the California Tax-Exempt Bond Fund. The Company's charter also authorizes the

Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

REPORTS

         Shareholders will receive unaudited semi-annual reports describing the Company's investment operations and annual financial statements together with the reports of the independent accountants of the Funds.

CUSTODIAN AND TRANSFER AGENT

         The Company has appointed The Bank of New York, 90 Washington Street, New York, New York 10286, as custodian for the Funds. The Bank of New York also provides the Funds with certain accounting services pursuant to Fund Accounting Services Agreements with the Administrator. Under the Fund Accounting Services Agreement, The Bank of New York has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company. The monthly fees charged by The Bank of New York under the Fund Accounting Agreement are borne by the Funds. As custodian of the Company's assets, The Bank of New York (i) maintains a separate account or accounts in the name of the respective Funds, (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money, (iv) collects and receives income and other payments and distributions on account of portfolio securities (v) responds to correspondence from security brokers and others relating to their respective duties and (vi) makes periodic reports concerning their duties.

         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Funds.

COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby. O'Melveny & Myers, 400 South Hope Street, Los Angeles, California, acts as counsel to Bank of America and as special California counsel for the California Tax-Exempt Bond Fund and has reviewed the portions of the California Tax-Exempt Bond Fund's Prospectus and this Statement of Additional Information concerning California taxes and the description of the special considerations relating to California Municipal Securities.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP independent accountants, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund for the fiscal year ended February 28, 1996.

MISCELLANEOUS

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares, the Portfolio of the Fund, or (b) 67% of the shares of the Fund or series present at a meeting at which more than 50% of the outstanding shares of the Fund are represented in person or by proxy.

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and
Hellman & Freidman Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific
State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and
Security Pacific Cash Management, c/o Bank of America GPO M/C 5533, Attn: Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc.,
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows:
BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn:
Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc., Attn:
Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930
shares (33.73%); and Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%); Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn:
Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15, 1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares (22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows:
Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co., c/o Bank of New
York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc., Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health Plan of WA, Attn:
Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and
Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows:
Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San

Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd
Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares (20.34%); and
Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%). At June 16,
1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam,
120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%);
Foothill/Eastern Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and
Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc.
Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%). At
June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows: Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%).
At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

         At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

         The Prospectuses relating to the Funds and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

         The Annual Reports for each Fund for their fiscal year ended February 28, 1995 (the "Annual Reports") accompanies this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         "A2" - Obligations are supported by a good capacity for timely repayment.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

         As stated in the Prospectuses, the Aggressive Growth Fund, U.S. Government Securities Fund and Capital Income Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix B.

I.   INTEREST RATE FUTURES CONTRACTS

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Capital Income Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Capital Income Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Futures Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Capital Income Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Capital Income Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Aggressive Growth Fund and Capital Income Fund will sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, the Aggressive Growth Fund and Capital Income Fund may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

     Portfolio                                            Futures
     ---------                                            -------
                                                       -Day Hedge is Placed-
Anticipate Buying $62,500                                 Buying 1 Index Futures
     Aggressive Growth Fund                                 at 125
                                                          Value of Futures =
                                                                $62,500/Contract

                                                       -Day Hedge is Lifted-

Buy Aggressive Growth Fund with                        Sell 1 Index Futures at 130
     Actual Cost = $65,000                                Value of Futures = $65,000/
Increase in Purchase Price =                                Contract
     $2,500                                               Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:
Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Portfolio                                            Futures
     ---------                                            -------
                                                       -Day Hedge is Placed-

Anticipate Selling $1,000,000                             Sell 16 Index Futures at 125
     Aggressive Growth Fund                            Value of Futures = $1,000,000

                                                       -Day Hedge is Lifted-

Aggressive Growth Fund-Own                             Buy 16 Index Futures at 120
   Stock with Value = $960,000                            Value of Futures = $960,000
   Loss in Fund Value = $40,000                        Gain on Futures = $40,000

         If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

     Portfolio                                            Futures
     ---------                                            -------
                                                       -Day Hedge is Placed-
Anticipate Buying $62,500                                 Buying 1 Index Futures at 125
   Aggressive Growth Fund                              Value of Futures = $62,500/
                                                               Contract

                                                       -Day Hedge is Lifted-
Buy Aggressive Growth Fund with                        Sell 1 Index Futures at 120
   Actual Cost - $60,000                                  Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                            Contract
                                                       Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective:  Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Portfolio                                            Futures
     ---------                                            -------
                                                       -Day Hedge is Placed-

Anticipate Selling $1,000,000                          Sell 16 Index Futures at 125
   Aggressive Growth Fund                                 Value of Futures = $1,000,000

                                                       -Day Hedge is Lifted-

Aggressive Growth Fund-Own                             Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                          Value of Futures = $1,040,000
   Gain in Fund Value = $40,000                        Loss of Futures = $40,000

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Aggressive Growth Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures in the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  OPTIONS ON FUTURES CONTRACTS

         Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII.  OTHER HEDGING TRANSACTIONS

         The U.S. Government Securities Fund and Capital Income Fund presently intend to use interest rate futures contracts, the Aggressive Growth Fund presently intends to use stock index futures contract and foreign currency futures contracts (and related options) in connection with their hedging activities. Nevertheless, each of these Funds is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

VIII.  ACCOUNTING AND TAX TREATMENT

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

         Certain foreign currency contracts entered into by the Aggressive Growth Fund may be subject to the "marking-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions:
(1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         With respect to the Aggressive Growth Fund and Capital Income Fund, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three moths: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                           PACIFIC HORIZON FUNDS, INC.
                                 (THE "COMPANY")
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                               FLEXIBLE BOND FUND
                                 BLUE CHIP FUND
                              ASSET ALLOCATION FUND


                                  July 1, 1995
                           (as Revised March 8, 1996)

                                TABLE OF CONTENTS

                                                          Page
The Company............................................     2
Investment Objectives And Policies.....................     2
Additional Purchase And Redemption Information.........    21
Additional Information Concerning Taxes................    30
Management.............................................    33
General Information....................................    58
Appendix A.............................................   A-1
Appendix B.............................................   B-1



         This Statement of Additional Information applies to the Pacific Horizon Flexible Bond Fund ("Flexible Bond Fund"), Pacific Horizon Blue Chip Fund ("Blue Chip Fund") and Pacific Horizon Asset Allocation Fund ("Asset Allocation Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated July 1, 1995, as they may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), which describe the particular Fund of the Company in which the investor is interested. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Funds to which this Statement of Additional Information relates may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                                   THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. The Flexible Bond, Blue Chip and Asset Allocation Funds commenced operations January 24, 1994, January 13, 1994 and January 18, 1994, respectively. The Flexible Bond, Blue Chip and Asset Allocation Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios (the "Portfolios") of an open-end, management investment company having the same investment objective as these Funds.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for each Fund describes the investment objective of each Fund and its corresponding Portfolio. Since the investment characteristics of each Fund will correspond with its respective Portfolio, the following is a discussion of the various investments and techniques employed by each Portfolio. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for each Fund.

PORTFOLIO TRANSACTIONS

         The portfolio turnover rate described in each Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal year ended February 28, 1995, the portfolio turnover rates for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds were 240%, 44% and 142%, respectively. For the period from December 6, 1993 (commencement of operations) to February 28, 1994, the portfolio turnover rates for the Portfolio's corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds were 32%, 86% and 67%, respectively.

         Subject to the general control of the Portfolios' Board of Trustees, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Portfolio.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the Portfolio corresponding to the Flexible Bond Fund and the fixed income portion of the Portfolio corresponding to the Asset Allocation Fund are normally principal transactions without brokerage commissions. During the fiscal year ended February 28, 1995, the Portfolios corresponding to the Blue Chip and Asset Allocation Funds paid $202,817 and $152,778, respectively, in brokerage commissions. For the period from December 6, 1993 (commencement of operations) to February 28, 1994, the Portfolio's corresponding to the Blue Chip and Asset Allocation Funds paid $270,323 and $21,798, respectively, in brokerage commissions.

         In executing portfolio transactions and selecting brokers or dealers, it is the Portfolios' policy to seek the best overall terms available. The Investment Advisory Agreement between the respective Portfolios and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Board of Trustees of the Portfolios to cause the Portfolios to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund or Portfolio. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund or Portfolio may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company, the Portfolios and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company and the Portfolios. In connection with its investment management services with respect to the Funds and the Portfolios, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, the Portfolios, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

         The underlying Portfolios of the Flexible Bond, Blue Chip and Asset Allocation Funds, may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Trustees of the Portfolios, believes such practice to be in the interest of the Portfolios.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Portfolios with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $100,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000.

         Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT
INFORMATION

         The following discussion supplements the descriptions of such investments in the Prospectuses.

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Certificates of deposit, bankers' acceptances and time deposits are eligible investments for each of the Portfolios as described in the Funds' Prospectuses. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers acceptances will be obligations of domestic or foreign banks or financial institutions with total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Portfolios.

         Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

         Commercial Paper and Short-Term Notes. The investment policies of the Portfolios permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO"); or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Trustees of the Portfolios. These rating symbols are described in Appendix A.

         Money Market Funds. The Portfolios may under certain circumstances invest a portion of their assets in certain money market funds. The 1940 Act prohibits each such Portfolio from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market fund will involve payment of the Portfolio's pro rata share of advisory and administration fees charged by such fund, in addition to those paid by the Portfolio.

         Repurchase Agreements. Each Portfolio is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Portfolio acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Portfolio to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days will not exceed 10% of the value of the total assets of that Portfolio. The Portfolios are not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Portfolio or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transactions costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price

(including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, a Portfolio would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Portfolio's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

         U.S. Government Obligations. Each Portfolio is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

         Variable and Floating Rate Instruments. The Portfolios may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Portfolio, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Portfolio. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a Portfolio's fundamental 10% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

         Reverse Repurchase Agreements. The Portfolios are permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever a Portfolio enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Portfolios intend to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

         Options Trading. The Portfolios may each purchase put and call options. Such options may relate to particular securities or to various stock indices. The Portfolios presently intend that the aggregate value of any Portfolio's assets subject to options will not exceed 5% of the value of its net assets. The investment policies of the Portfolios provides that the aggregate value of any Portfolio's assets subject to options may not exceed 25% of the value of its net assets.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         A Portfolio will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Portfolio. Any losses realized by a Portfolio in connection with its purchase of put options will be limited to the premiums paid by the Portfolio for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Portfolio owns.

         The Portfolios are permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

         If a Portfolio desires to sell a particular security it owns, on which it has written an option, the Portfolio will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Portfolio will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index. If a Portfolio is unable to effect a closing purchase transaction, it will not be able to sell a security on which a call option has been written until the option expires or a Portfolio delivers the underlying security upon exercise.

         When a Portfolio purchases a put or call option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Futures. The Portfolio corresponding to the Asset Allocation Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options). Similarly, the Portfolio corresponding to the Flexible Bond Fund may purchase and sell interest rate futures contracts (as well as purchase related options) and the Portfolio corresponding to the Blue Chip Fund may purchase and sell stock index futures contracts (as well as related options).

         A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made.

A Portfolio may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by that Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Portfolio on its open futures options positions, does not exceed 5% of the Portfolio's total assets, after taking into account any unrealized profits and losses on the Portfolio's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

         Successful use of futures contracts by a Portfolio is subject to Bank of America's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by a Portfolio as a hedging devise. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, a Portfolio involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         It is also possible that, where a Portfolio has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame.

         Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Portfolios intend to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         For additional information concerning Futures and options thereon, please see Appendix B to this Statement of Additional Information.

         Foreign Investments. The Portfolios corresponding to the Flexible Bond and Asset Allocation Funds may invest in securities of foreign issuers that may or may not be publicly traded in the United States.

         Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

         In considering whether to invest in the securities of a foreign company, Bank of America considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Portfolio will be invested in foreign companies will fluctuate from time to time within the percentage limits stated above depending on the investment adviser's assessment of prevailing market, economic and other conditions.

         Municipal Securities. The Portfolios corresponding to the Flexible Bond and Asset Allocation Funds may invest in Municipal Securities. Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular Federal income tax.

         The Portfolios corresponding to the Flexible Bond and Asset Allocation Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Portfolios may also purchase tax-exempt commercial paper.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch and D&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

         When-Issued Securities and Forward Commitments. The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Portfolio agrees to purchase securities on a "when-issued," or forward commitment basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of a Portfolio (and the corresponding Fund) will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Portfolios do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of a Portfolio's assets.

         A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

         When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or forward commitment transaction and any subsequent fluctuations in their market value is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. A Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

OTHER INVESTMENT LIMITATIONS

         The Prospectus for each Fund sets forth or summarizes certain fundamental policies that may not be changed with respect to such Fund or its corresponding Portfolio without the affirmative vote of the holders of the majority of the Fund's outstanding shares or the Portfolio's outstanding interests (as defined below under "General Information - Miscellaneous"). The following is a complete list of fundamental policies which may not be changed for any Fund or Portfolio without such a vote of shareholders or interestholders.

         NEITHER THE FLEXIBLE BOND, BLUE CHIP OR ASSET ALLOCATION FUNDS, NOR THEIR CORRESPONDING PORTFOLIOS, MAY:

         1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

         2. Pledge, mortgage or hypothecate the assets of any Fund to any extent greater than 10% of the value of the total assets of that Fund.

         3. Make loans to other persons, except that a Fund may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of a Fund's net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of the total assets of such Fund, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the total assets of a Fund;

         4. Purchase or sell commodities contracts, except that any Fund may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total net assets of that Fund, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the total assets of the Fund;

         5. Purchase any securities for any Fund that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry; provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities; and provided further that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions as the Fund without regard to the limitations set forth in this paragraph (2).

         6. Invest the assets of any Fund in nonmarketable securities that are not readily marketable (including repurchase agreements maturing in more than seven days, securities described in restriction (2) in the Prospectus, restricted securities, certain OTC options and securities used as cover for such options and stripped mortgage-backed securities) to any extent greater than 10% of the value of the total assets of that Fund; provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof with substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (3).

         7. Borrow money for any Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Fund. Borrowing shall, for purposes of this paragraph, include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks. The Company will repay all borrowings in any Fund before making additional investments for that Fund and interest paid on such borrowings will reduce income.

         8.       Issue senior securities.

         9. Underwrite any issue of securities, provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (6).

         10. Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations.

         11.      Purchase on margin or sell short.

         12. Purchase or retain securities of an issuer if those members of the Board of the Company or the Portfolio, each of whom own more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer, provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (9).

         13. Purchase securities of any other investment company (except in connection with a merger, consolidation, acquisition or reorganization) if, immediately after such purchase, the Company (and any companies controlled by it) would own in the aggregate (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company would have an aggregate value in excess of 5% of the value of the total assets of the Company, or (iii) securities issued by such investment company and all other investment companies would have an aggregate value in excess of 10% of the value of the total assets of the Company provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

         14. Invest in or sell put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs.

                  *                    *                  *

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         The Funds and Portfolios treat, in accordance with the current views of the Staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders or interestholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         In order to permit the sale of a Fund's shares in certain states, the Company or Master Investment Trust, Series I (the "Master Trust") may make commitments more restrictive than the investment policies and limitations described above. As of the date of this Statement of Additional Information, the following such commitments have been made:

         1. The Portfolios will not invest more than 5% of the value of their net assets in warrants, of which no more than 2% may be warrants which are not listed on the New York or American Stock Exchanges.

         2. The Portfolios will not invest in oil, gas or other mineral leases.

         3. The Portfolios will not purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in Real Estate Investment Trusts ("REITs") or readily marketable securities of companies that invest in real estate in real estate limited partnerships.

         4. The Portfolios have agreed to exclude any assets of a Portfolio which are invested in the shares of any money market mutual fund for the purposes of calculating that Portfolio's investment advisory fee.

         In the event that the Company or the Master Trust determines that any such commitment is no longer in the best interests of a Portfolio, it may revoke its commitment. In such event, the corresponding Fund may no longer be able to sell its securities in such state.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectuses. The net asset values of the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds are determined at the same time and on the same days as the net asset values per share of these respective Funds are determined. The net asset value of each of these three Funds is equal to the Fund's pro rata share of the total investments and other assets of its corresponding Portfolio, less any liabilities with respect to such Fund, including each Fund's pro rata share of the Portfolio's liabilities. Additional information is contained below.

VALUATION OF THE CORRESPONDING PORTFOLIOS FOR THE FLEXIBLE BOND,
BLUE CHIP AND ASSET ALLOCATION FUNDS

         Except for debt securities held by the Portfolios with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted security is valued at the last current bid price (or last current sale price, as applicable) obtained from the NASDAQ; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees of the Master Trust has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. Most of these prices are obtained by PFPC, Inc. ("PFPC") from a service that collects and disseminates such market prices. Bid quotations for short-term money market instruments reported by such service are the bid quotations reported to it by major dealers in such instruments.

         Valuation of options is described above under "Investment Objectives and Policies--Options Trading."

         Debt securities held by the Portfolios with remaining maturities of 60 days or less are valued on the basis of amortized cost, which provides stability of net asset value. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter the Master Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Board of Trustees determines that amortized cost no longer represents fair value. The Master Trust will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

         When approved by the Board of Trustees of the Master Trust, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. These securities may include those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus might result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

         In the absence of an ascertainable market value, assets are valued at their fair value as determined using methods and procedures reviewed and approved by the Board of Trustees of the Master Trust.

SUPPLEMENTARY PURCHASE INFORMATION

         For the purpose of applying the Right of Accumulation or Letter of Intent privileges described in the Prospectuses, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor.

The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for a Fund's Exchange Privilege.

         The computation of the hypothetical offering price per share of each Fund based on the value of each Fund's net assets on February 28, 1995 and each Fund's outstanding securities on such date is as follows:

                              Flexible Bond             Blue Chip          Asset Allocation
                                   Fund                   Fund                  Fund
                              -------------             ----------         ----------------
Net Assets                       $1,964,102             $6,001,990            $5,693,645

Outstanding Securities              208,132                379,730               375,911

Net Asset Value Per Share

Sales Charge, 4.50               $     9.44             $    15.81            $    15.15
percent of offering price
(4.71 percent of net
asset value per share)           $     0.44             $     0.74            $     0.71

Offering Price to Public         $     9.88             $    16.55            $    15.86


SUPPLEMENTARY REDEMPTION INFORMATION:  ALL FUNDS

         Shares in the Funds for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of a Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of a Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of a Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

SUPPLEMENTARY PURCHASE INFORMATION:  ALL FUNDS

         In General. As described in the Prospectuses, Fund shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the respective Prospectuses. Purchase orders will be effected only on business days.

         Shares in each Fund are sold with a sales load. However, there is no front-end sales load on combined purchases of shares of $1 million or more. Concord Financial Group, Inc. will pay commissions of up to 1.00% to brokers whose customers purchase such shares. Additionally, a 1.00% and 0.50% contingent deferred sales charge is applicable to shareholders who purchase shares of a Fund of $1 million or more without a front-end sales load and redeem such shares within one year and two years, respectively, after purchase. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

         Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

         Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

         The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. Shareholders may also exchange all or a part of their Pacific Horizon Shares for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

    A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds.

    B. Shares of any investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

    C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

    D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund.

         Neither a contingent deferred sales charge nor a front-end sales load will be imposed at the time of exchange if a shareholder purchases shares of a Fund of $1 million or more without a front-end sales load and exhanges such shares for shares of another investment portfolio of the Company or Time Horizon Funds. However, shares acquired in the exchange are subject to a contingent deferred sales charge of 1.00% and 0.50%, respectively, on redemptions within one year and two years after purchase.

         Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family or Time Horizon Funds which are sold with a sales load.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         Miscellaneous. Certificates for shares will not be issued.

         Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

         If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. Additionally, the Company has made an undertaking to the State of Texas that it may only make payment of such proceeds wholly or in part in "readily marketable" securities or other property. (If the Company determines that such undertaking is no longer in its best interests, it will revoke such commitment. In such an event, the Fund will no longer be able to sell its shares in the State of Texas.) In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL - ALL FUNDS

         Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund of the Company does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any. As stated, each Fund of the Company intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by a Fund (whether in cash or additional shares) it will be taxable to shareholders as ordinary income.

         A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short test.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail currently to distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to shareholders (i) who have failed to provide either a correct tax identification number in the manner provided, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Company either that they are subject to backup withholding when required to do so or that they are "exempt recipients."

TAXATION OF THE PORTFOLIOS

         Management of the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds intends for each Portfolio to be treated as a partnership rather than as a regulated investment company or a corporation under the Code. As partnerships under the Code, any interest, dividends, gains and losses of the Portfolios will be deemed to have been "passed through" to their investors regardless whether any amounts are actually distributed by the Portfolios.

         Each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in a Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         Shareholders are advised to consult their tax advisers because state and local tax consequences may be different from the federal tax consequences described above.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

         The directors and officers of the Company, their addresses, ages and principal occupations during the past five years are:

                                  Position with
                                  -------------
Name and Address           Age    Company             Principal Occupations
----------------           ---    -------             ---------------------
Thomas M. Collins          61     Director            Of counsel, law firm of
McDermott & Trayner                                   McDermott & Trayner;
225 S. Lake Avenue                                    Partner of the law firm
Suite 410                                             of Musick, Peeler &
Pasadena, CA 91101-3005                               Garrett (until April,
                                                      1993); Trustee, Master
                                                      Investment Trust Series I and
                                                      Master Investment Trust,
                                                      Series II (registered
                                                      investment companies) (since
                                                      1993); former Director, Bunker
                                                      Hill Income Securities, Inc.
                                                      (registered investment
                                                      company) through 1991.

                                       Position with
                                       -------------
Name and Address                Age    Company            Principal Occupations
----------------                ---    -------            ---------------------
Douglas B. Fletcher              70     Vice Chairman     Chairman of the Board
Fletcher Capital                        of the Board      and Chief Executive
Advisors Incorporated                                     Officer, Fletcher
4 Upper Newport Plaza                                     Capital Advisors,
Suite 100                                                 Incorporated,
Newport Beach, CA 92660-2629                              (registered
                                                          investment adviser) 1991
                                                          to date; Partner, 1991
                                                          Newport Partners (private
                                                          venture capital firm),
                                                          1981 to date; Chairman of
                                                          the Board and Chief
                                                          Executive Officer, First
                                                          Pacific Advisors, Inc.
                                                          (registered investment
                                                          adviser) and seven
                                                          investment companies
                                                          under its management,
                                                          prior to 1983; former
                                                          Allied Member, New York
                                                          Stock Exchange; Chairman
                                                          of the Board of FPA
                                                          Paramount Fund, Inc.
                                                          through 1984; Director,
                                                          TIS Mortgage Investment
                                                          Company (real estate
                                                          investment trust);
                                                          Trustee and former Vice
                                                          Chairman of the Board,
                                                          Claremont McKenna
                                                          College; Chartered
                                                          Financial Analyst.



Robert E. Greeley                62     Director          Chairman, Page Mill
Page Mill Asset                                           Asset Management (a
  Management                                              private investment
433 California Street                                     company) since 1991;
Suite 900                                                 Manager, Corporate
San Francisco, CA 94104                                   Investments, Hewlett
                                                          Packard Company from 1979
                                                          to 1991; Trustee, Master
                                                          Investment Trust, Series
                                                          I and Master Investment
                                                          Trust, Series II (since
                                                          1993); Director, Morgan
                                                          Grenfell Small Cap Fund
                                                          (since 1986); former
                                                          Director, Bunker Hill
                                                          Income Securities, Inc.
                                                          (since 1989) (registered
                                                          investment companies);
                                                          former Trustee,

                                  Position with
                                  -------------
Name and Address           Age    Company           Principal Occupations
----------------           ---    -------           ---------------------

                                                    SunAmerica Fund Group
                                                    (previously Equitec
                                                    Siebel Fund Group) from
                                                    1984 to 1992.

Kermit O. Hanson            79     Director         Vice Chairman of the
17760 14th Ave., N.W.                               Advisory Board, 1988 to
Seattle, WA 98177                                   date, Executive
                                                    Director, 1977 to 1988,
                                                    Pacific Rim Bankers
                                                    Program (a non-profit
                                                    educational institution);
                                                    Dean Emeritus, 1981 to
                                                    date, Dean, 1964-81,
                                                    Graduate School of
                                                    Business Administration,
                                                    University of Washington;
                                                    Director, Washington
                                                    Federal Savings & Loan
                                                    Association; Trustee,
                                                    Seafirst Retirement Funds
                                                    (since 1993) (registered
                                                    investment company).


Cornelius J. Pings*         66     Chairman of      President, Association
Association of American            the Board and    of American
    Universities                   President        Universities, February
One DuPont Circle                                   1993 to date; Provost,
Suite 730                                           1982 to January
Washington, DC 20036                                1993, Senior Vice
                                                    President for Academic
                                                    Affairs, 1981 to January
                                                    1993, University of
                                                    Southern California;
                                                    Trustee, Master
                                                    Investment Trust, Series
                                                    I and Master Investment
                                                    Trust, Series II (since
                                                    1995).



Kenneth L. Trefftzs         83     Director         Private Investor;
11131 Briarcliff Drive                              formerly Distinguished
San Diego, CA 92131-1329                            Emeritus Professor
                                                    of Finance and Chairman
                                                    of the Department of
                                                    Finance and Business
                                                    Economics of the
                                                    Graduate School of
                                                    Business of the
                                                    University of Southern
                                                    California; former

                             Position with
                             -------------
Name and Address       Age   Company             Principal Occupations
----------------       ---   -------             ---------------------
                                                 Director, Metro Goldwyn
                                                 Mayer, Inc.; Director,
                                                 Fremont General
                                                 Corporation (insurance
                                                 and financial services
                                                 holding company);
                                                 Director, Source Capital,
                                                 Inc. (closed-end
                                                 investment company);
                                                 Director of three
                                                 open-end investment
                                                 companies managed by
                                                 First Pacific Advisors,
                                                 Inc.; formerly Chairman
                                                 of the Board of Directors
                                                 (or Trustees) of nineteen
                                                 investment companies
                                                 managed by American
                                                 Capital Asset Management,
                                                 Inc.


Richard E. Stierwalt    40    Executive          Chairman of the Board
125 W. 55th Street            Vice President     and Chief Executive
New York, NY 10019                               Officer, July 1993 to
                                                 date, prior thereto
                                                 Senior Director, Managing
                                                 Director and Chief
                                                 Executive Officer of the
                                                 Administrator and
                                                 Distributor, February
                                                 1987 to July 1993;
                                                 President, Master
                                                 Investment Trust, Series
                                                 I, Master Investment
                                                 Trust, Series II and
                                                 Seafirst Retirement Funds
                                                 (since 1993); First Vice
                                                 President, Trust
                                                 Operation Administration,
                                                 Security Pacific National
                                                 Bank, 1983-1987.


William B. Blundin      57    Executive Vice     Vice Chairman, July 1993
125 W. 55th Street            President          to date, prior thereto
New York, NY  10019                              Director and President
                                                 of the Administrator and
                                                 Distributor, February
                                                 1987 to July 1993;
                                                 Executive Vice
                                                 President, Master
                                                 Investment Trust, Series
                                                 II and Seafirst
                                                 Retirement Funds (since
                                                 1993); Senior Vice


                                    Position with
                                    -------------
Name and Address             Age    Company            Principal Occupations
----------------             ---    -------            ---------------------
                                                       President, Shearson
                                                       Lehman Brothers, 1978-
                                                       1987.

Irimga McKay                  35     Vice              Senior Vice President,
7863 Girard Avenue                   President         July 1993 to date, prior
Suite 306                                              thereto First Vice
La Jolla, CA 92037                                     President of the
                                                       Administrator and
                                                       Distributor, November
                                                       1988 to July 1993; Vice
                                                       President, Master
                                                       Investment Trust, Series
                                                       II and Seafirst
                                                       Retirement Funds (since
                                                       1993); Regional Vice
                                                       President, Continental
                                                       Equities, June 1987 to
                                                       November 1988; Assistant
                                                       Wholesaler, VMS Realty
                                                       Partners (a real estate
                                                       limited partnership), May
                                                       1986 to June 1987.


W. Eugene Spurbeck            39     Assistant Vice    Manager of Client
BISYS Fund Services                  President         Services of the
515 Figueroa Street                                    Administrator (1993 to
Suite 335                                              date); Assistant Vice
Los Angeles, CA 92307                                  President, Master
                                                       Investment Trust, Series
                                                       II; Vice President,
                                                       Seafirst Retirement Funds
                                                       (since 1995); Vice
                                                       President of Retail
                                                       Lending Operations Banc
                                                       One (1989 to 1993).


Martin R. Dean                31     Treasurer         Manager of Fund
3435 Stelzer Road                                      Accounting of BISYS
Columbus, OH  43219                                    Fund Services, May 1994
                                                       to Present; Treasurer,
                                                       Master Investment Trust,
                                                       Series II and Seafirst
                                                       Retirement Funds (since
                                                       1995); Senior Manager at
                                                       KPMG Peat Marwick
                                                       previously 1990-1994.


W. Bruce McConnel, III        52     Secretary         Partner of the law firm
1345 Chestnut Street                                   of Drinker Biddle &
Philadelphia National Bank                             Reath.  Secretary,
Building, Suite 1100                                   Master Investment Trust,
Philadelphia, PA 19107                                 Series I, Master
                                                       Investment Trust, Series

                                    Position with
                                    -------------
Name and Address             Age    Company            Principal Occupations
----------------             ---    -------            ---------------------

                                                       II and Seafirst
                                                       Retirement Funds

George O. Martinez            35     Assistant         Senior Vice President
3435 Stelzer Road                    Secretary         and Director of Legal
Columbus, OH 43219                                     and Compliance Services,
                                                       of the Administrator.
                                                       since April 1995;
                                                       Assistant Secretary,
                                                       Master Investment Trust,
                                                       Series II and Seafirst
                                                       Retirement Funds (since
                                                       1995); prior thereto,
                                                       Vice President and
                                                       Associate General
                                                       Counsel, Alliance Capital
                                                       Management, L.P.

--------------------------------

* Mr. Pings is an "interested director" of the Company as defined in the 1940 Act.

         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168. Of that amount, $18,530, $17,424 and $18,146 of directors' compensation were allocated to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board, including a majority of its directors who are not "interested persons" of the Company, effective March 1, 1995, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as

Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by this Company but shall be binding upon its successors in interest. The payment of such benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES I

         The trustees and officers of Master Investment Trust, Series I, a Delaware business trust of which the Portfolios are separate series, their addresses, ages and principal occupation during the past five years are:

                                      Position with
Name and Address            Age       the Master Trust     Principal Occupations
----------------            ---       ----------------     ---------------------
Thomas M. Collins            61       Chairman of the      See "Directors and
McDermott & Trayner                   Board                Officers of the
255 South Lake Avenue,                                     Company."
Suite 410
Pasadena, CA  91101

Michael Austin               59       Trustee              Chartered Accountant;
Victory House,                                             Trustee, Master
Nelson Quay                                                Investment Trust, Series
Governor's Harbour                                         II; Retired Partner, KPMG
Grand Cayman,                                              Peat Marwick LLP.
Cayman Islands
British West Indies

Robert E. Greeley            62       Trustee              See "Directors and
Page Mill Asset                                            Officer of the Company."
Management
433 California Street
Suite 900
San Francisco, CA  94104

Robert A. Nathane*           70       Trustee              Retired President, Laird
1200 Shenandoah Drive                                      Norton Trust Company,
East                                                       Chairman of the Board of
Seattle, WA 98112                                          Advisors, Phoenix Venture
                                                           Funds; Trustee, Seafirst
                                                           Retirement Funds (since
                                                           1993); Trustee, Master
                                                           Investment Trust, Series
                                                           II (since 1993); former
                                                           Supervisor, Collective
                                                           Investment Trust for
                                                           Seafirst Retirement
                                                           Accounts; former Trustee,
                                                           First Funds of America
                                                           (registered investment
                                                           companies).

Cornelius J. Pings          66        Trustee              See "Directors and
Association of American                                    Officers of the
  Universities                                             Company."
One DuPont Circle
Suite 730
Washington, DC 20036

Richard E. Stierwalt         40       President            See "Directors and
125 West 55th Street                                       Officers of the
11th Floor                                                 Company."
New York, NY  10019

W. Bruce McConnel, III       52       Secretary            See "Directors and
1345 Chestnut Street                                       Officers of the
Philadelphia, PA  19107                                    Company."


                                      Position with
Name and Address            Age       the Master Trust     Principal Occupations
----------------            ---       ----------------     ---------------------

Adrian J. Waters             32       Executive Vice       Managing Director of
ITI House                             President,           Concord Management
23 Earlsfort Terrace                  Treasurer and        (Ireland) Limited since
Dublin 2, Ireland                     Assistant            May 1993; Manager in
                                      Secretary            Investment Company
                                                           Industry Services Group,
                                                           Price Waterhouse, 1989-
                                                           1993; Member of Oliver
                                                           Freaney & Co./Spicer &
                                                           Oppenheim Chartered
                                                           Accountants, 1986-1989.


-----------------------------

* Mr. Nathane is an "interested trustee" of the Master Trust as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $1,500 plus $500 per meeting attended and $250 per day for each full day devoted to travel in connection with each meeting attended, for his services as trustee of the Master Trust. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. The trustee's fees and reimbursements are allocated among all of the Master Trust's Portfolios based on their relative net asset values. For its fiscal year ended February 28, 1995, the Master Trust paid or accrued for the account of its trustees as a group for services in all capacities a total of $30,221; of that amount, $9,695, $9,195 and $9,670 were allocated to the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds.

         The following chart provides certain information about the director/trustee fees of the Company's and Master Trust's directors/trustees as of February 28, 1995:


============================================================================================================
                                                                                                   TOTAL
                                                                                                COMPENSATION
                                                                 PENSION OR                        FROM
                                                                 RETIREMENT       ESTIMATED      REGISTRANT
                                AGGREGATE        AGGREGATE        BENEFITS          ANNUAL        AND FUND
                              COMPENSATION      COMPENSATION     ACCRUED AS        BENEFITS       COMPLEX*
        NAME OF PERSON/         FROM THE          FROM THE      PART OF FUND         UPON         PAID TO
            POSITION             COMPANY        MASTER TRUST      EXPENSES        RETIREMENT     DIRECTORS
------------------------------------------------------------------------------------------------------------
Thomas M. Collins               $100,000           $5,000            $0               $0          $110,000
President and
Chairman of the
Board+

------------------------------------------------------------------------------------------------------------
Douglas B. Fletcher             $ 57,500               $0            $0               $0          $ 57,500
Vice Chairman of
the Board
============================================================================================================

============================================================================================================
                                                                                                   TOTAL
                                                                                                COMPENSATION
                                                                 PENSION OR                        FROM
                                                                 RETIREMENT       ESTIMATED      REGISTRANT
                                AGGREGATE        AGGREGATE        BENEFITS          ANNUAL        AND FUND
                              COMPENSATION      COMPENSATION     ACCRUED AS        BENEFITS       COMPLEX*
        NAME OF PERSON/         FROM THE          FROM THE      PART OF FUND         UPON         PAID TO
            POSITION             COMPANY        MASTER TRUST      EXPENSES        RETIREMENT     DIRECTORS
------------------------------------------------------------------------------------------------------------
Robert E. Greeley**              $57,500           $4,750            $0               $0          $65,781
Director
------------------------------------------------------------------------------------------------------------
Kermit O. Hanson                 $57,500               $0            $0               $0          $63,500
Director
------------------------------------------------------------------------------------------------------------
Cornelius J. Pings               $57,500               $0            $0               $0          $57,500
Director
------------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs              $57,500               $0            $0               $0          $57,500
Director
============================================================================================================
------------------------------

*   The "Fund Complex" consists of the Company, Seafirst Retirement Funds, the Master Trust and
    Master Investment Trust, Series II.

**  Mr. Greeley became a director of the Company on April 25, 1994.

+   Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.

         INVESTMENT ADVISOR

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the other investment portfolios of the Company since the commencement of its operations. As described in the Prospectuses, the Funds have not retained the services of an investment adviser since they seek to achieve their investment objectives by investing all their assets in their corresponding Portfolio. In the Investment Advisory Agreement with the Portfolios, Bank of America has agreed to provide investment advisory services as described in each Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolios. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

         For the services provided and expenses assumed pursuant to the investment advisory agreement, the Portfolios have agreed to pay Bank of America investment advisory fees, accrued daily and paid monthly, at the annual rates of
 .45% of the net assets of the Investment Grade Bond Portfolio (the Portfolio corresponding to the Flexible Bond Fund); .75% of the net assets of the Blue Chip Portfolio; and .55% of the net assets of the Asset Allocation Portfolio. The fees payable to Bank of America are not subject to reduction as the value of each Fund's or Portfolio's net assets increases. From time to time, Bank of America may waive fees or reimburse the Portfolios for expenses voluntarily or as required by certain state securities laws.

         For the fiscal year ended February 28, 1995, Bank of America waived its entire investment advisory fees in the amounts of $293,222, $1,091,132 and $849,188 for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively. Additionally, for the periods indicated, Bank of America assumed certain operating expenses with respect to the Flexible Bond, Blue Chip and Asset Allocation Funds in the amounts of $207,033, $245,776 and $245,718, respectively.

         For the period from December 6, 1993 (commencement of the Portfolios' operations) to February 28, 1994, Bank of America waived its entire investment advisory fees in the amounts of $84,856, $225,019 and $197,611 for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively. Additionally, for the periods indicated, Bank of America assumed certain operating expenses with respect to the Flexible Bond, Blue Chip and Asset Allocation Funds in the amounts of $24,300, $31,726 and $28,384, respectively.

         See "Management - Administrator" for instances where the investment adviser is required to make expense reimbursements to the Portfolios.

         For the period from December 6, 1993 (commencement of operations) through April 11, 1994, Bank of America had a Sub-Advisory Agreement with Seattle Capital Management Company ("Seattle Capital") with respect to management of the assets of the Portfolios corresponding to the Flexible Bond Fund and of that portion of the assets of the Portfolio corresponding to the Asset Allocation Fund which Bank of America determined from time to time to be appropriate for investment in debt securities (including money market instruments). The Sub-Advisory Agreement provided that Bank of America would pay Seattle Capital a monthly advisory fee based upon the net assets of such Portfolios, at the annual rate of .45% of the net assets of the Portfolio corresponding to the Flexible Bond Fund, and .55% of that portion of the net assets of the Portfolio corresponding to the Asset Allocation Fund managed by Seattle Capital. For the period December 6, 1993 (commencement of operations) through February 28, 1994, Bank of America paid Seattle Capital sub-advisory fees of $0 and $0 for sub-advisory services to the Investment Grade Bond and Asset Allocation Portfolios, respectively.

         The Investment Advisory Agreements for the Portfolios provide that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Portfolios and the Company contemplated by the Investment Advisory Agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolios and the Company or from continuing to purchase Fund shares for the accounts of its customers.

         For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Service Plans, see "Plan Payments" in the Funds' Prospectuses.

         On the other hand, as described herein, the Funds are currently distributed by Concord Financial Group, Inc. Concord Holding Corporation, its parent, either directly or through its off-shore subsidiary, provides the Portfolios and the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Portfolios and the Company expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Portfolios and the Company expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors or the Portfolios' Board of Trustees.

ADMINISTRATOR

         Concord Holding Corporation (the "Administrator"), with offices at 125
W. 55th Street, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

         The Administrator and its off-shore subsidiary provide administrative services to the Company and the Portfolios as described in the Funds' Prospectuses pursuant to separate administration agreements for the Company and the Portfolios. The Portfolios' administration agreement will continue in effect until October 31, 1996 and thereafter for successive periods of one year, provided the agreement is not sooner terminated. The Portfolios' administration agreement is terminable at any time with respect to any Portfolio by the Portfolios' Board of Trustees or by a vote of a majority of that Portfolio's outstanding interests upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Portfolio. The Funds' administration agreement will continue in effect until October 31, 1996 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of a Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

         The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rates of .15% of the average daily net assets of the Flexible Bond, Blue Chip, and Asset Allocation Funds. In addition, the Portfolios that correspond to the Flexible Bond, Blue Chip and Asset Allocation Funds have each agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rate of .05% of the average daily net assets of the respective Portfolio. The fees payable to the Administrator are not subject to reduction as the value of the Funds' and the Portfolios' net assets increases. From time to time, the Administrator may waive fees or reimburse the Portfolios or the Company for expenses, either voluntarily or as required by certain state securities laws.

         For the fiscal year ended February 28, 1995, the Administrator waived its entire administration fees in the amounts of $33,431, $72,742 and $79,573 for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively.

         For the period from December 6, 1993 (commencement of the Portfolios' operations) to February 28, 1994, the Administrator waived its entire administration fees in the amounts of $9,429, $15,001 and $17,965 for the Portfolios corresponding to the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively.

         For the fiscal year ended February 28, 1995, the Administrator waived its entire administration fees in the amounts of $1,723, $5,833 and $4,703 for the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively.

         For the period from the commencement of operations for the particular Fund (January 24, 1994, January 13, 1994 and January 18, 1994 for the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively) to February 28, 1994, the Administrator waived its entire administration fees in the amounts of $22, $87 and $52 for the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively.

         If total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company and the Portfolio may deduct from the payments to be made with respect to such Fund and its corresponding Portfolio to Bank of America and the Administrator, respectively, or Bank of America and the Administrator will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company or the Portfolios limits aggregate annual expenses with respect to a Fund (including management, advisory fees and the Funds' pro-rata share of such expenses of their corresponding Portfolios but excluding interest, taxes, brokerage commissions, and certain other expenses) to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of one or more of the Portfolios or Funds, while retaining the ability to be reimbursed by such Portfolios or Funds for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

         The Administrator will bear all expenses in connection with the performance of its services under the administration agreements with the exception of the fees charged by PFPC, for certain fund accounting services which are borne by the Portfolios and the Funds. See "General Information--Custodian and Transfer Agent" below. Expenses borne by the Funds and Portfolios include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

         The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolios in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

DISTRIBUTOR AND PLAN PAYMENTS

         Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect with respect to each Fund until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

         For the fiscal year ended February 28, 1995, the Distributor received $53,285, $186,628 and $114,338 in sales loads in connection with share purchases of the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively, of which the Distributor and various affiliates of Bank of America retained $5,470 and $47,815 respectively, for the Flexible Bond Fund, $121,377 and $165,251, respectively, for the Blue Chip Fund, and $30,504 and $83,884, respectively, for the Asset Allocation Fund.

         For the period from commencement of operations of the particular Fund (January 14, 1994, January 13, 1994 and January 18, 1994 for Flexible Bond, Blue Chip and Asset Allocation Funds, respectively) to February 28, 1994, the Distributor received $14,623, $22,924 and $11,896 in sales loads in connection with share purchases of the Flexible Bond, Blue Chip and Asset Allocation Funds, respectively, of which the Distributor and various affiliates of Bank of America retained $1,628 and $12,995, respectively, for the Flexible Bond Fund, $2,692 and $20,232, respectively, for the Blue Chip Fund, and $2,243 and $9,653, respectively, for the Asset Allocation Fund.

         The Distributor is entitled to payment by the Company for certain shareholder servicing expenses in addition to the sales loads described above and in the Prospectuses under the Shareholder Service Plan (the "Plan") adopted by the Company. Under the Shareholder Service Plan, the Company pays the Distributor, with respect to each of the Flexible Bond, Blue Chip and Asset Allocation Funds, for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Funds, and
(b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services, based on the average daily value of the Funds shares beneficially owned by shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

         Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Funds on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

         The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets during such month of the Flexible Bond, Blue Chip and Asset Allocation Funds, for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of a particular Fund must be in payment for expenses incurred on behalf of the Fund.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment.

However, any unpaid amounts or credits due under the Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         For the fiscal year ended February 28, 1995, the Distributor waived all fees due under the Plan in the amounts of $2,873, $9,721 and $7,754, respectively for the Flexible Bond, Blue Chip and Asset Allocation Funds.

         For the period from commencement of operations of the particular Fund (January 24, 1994, January 13, 1994 and January 18, 1994 for Flexible Bond, Blue Chip and Asset Allocation Funds, respectively) to February 28, 1994, the Distributor waived all fees due under the Plan in the amounts of $36, $146 and $86 respectively for the Flexible Bond, Blue Chip and Asset Allocation Funds.

         Payments for Shareholder Service expenses are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. (Although such provisions are not required by the Rule, the Shareholder Service Plan contains similar provisions to the Rule, including quarterly review by the Board of the Company of amounts expended and the purposes for such expenditures, except that shareholder approval is not required to increase materially the Shareholder Service expenses paid by the Funds.)

         The Shareholder Service Plans are subject to annual re-approval by a majority of the directors who are neither "interested persons" (as that term is defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Service Plan (the "Non-Interested Plan Directors") and are terminable at any time with respect to any Fund by a vote of majority of such Directors or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the shares of such Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

         The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from each of these Funds during their most recent fiscal year ended February 28, 1995:


                                                          Brokerage
                        Net Under-                        Commissions
                        writing Dis-    Compensation      in connection
                        counts and      on Redemption     with Fund         Other
                        Commissions     and Repurchase    Transactions      Compensation(1)
                        ------------    --------------    -------------     ---------------
Concord Financial
Group, Inc.

 Flexible Bond          $ 5,470         $0                $0                $0
 Fund

 Blue Chip Fund         $121,377        $0                $0                $0

 Asset Allocation       $30,504         $0                $0                $0
  Fund

-------------------

(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see
         "Management-Administrator" above) and (ii) payments made under the Shareholder Service Plans (see discussion above).


YIELD AND TOTAL RETURN

         From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund and a Portfolio), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and may include testimonials as to the investment adviser's capabilities by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to these Funds is generally available by calling (800) 346-2087.

         Yield Calculations. The yield of a Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a-b
                          Yield = 2 [(----- + 1)(6) - 1]
                                       cd

         Where:  a = dividends and interest earned during the period.

                 b = expenses accrued for the period (net of
                     reimbursements).

                 c = the average daily number of shares outstanding during
                     the period that were entitled to receive dividends.

                 d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund or Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price.

         Based on the foregoing calculations, the yields of the Flexible Bond and Asset Allocation Funds (after fee waivers and expense reimbursements) for the 30 day period ended February 28, 1995 were 6.96% and 4.07%, respectively.

         Total Return Calculations. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                              ERV  (1/n)
                                       T = [(-----)  - 1]
                                               P

                     Where: T =   average annual total return.

                          ERV =   ending redeemable value at the end of
                                  the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                           P =    hypothetical initial payment of $1,000.


                           n = period covered by the computation, expressed in terms of years.

         The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                        ERV
                            aggregate total return = [(----- - 1)]
                                                         P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return quotations reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

         Based on the foregoing calculations, the average annual total returns for the Flexible Bond Fund for the one year period ended February 28, 1995 and for the period January 24, 1994 (commencement of operations) through February 28, 1994 were (2.33)% and (2.33)%, respectively. The aggregate total returns for the Flexible Bond Fund for the same periods were (2.33)% and (5.54)%, respectively.

         Based on the foregoing calculations, the average annual total returns for the Blue Chip Fund for the one year period ended February 28, 1995 and for the period January 13, 1994 (commencement of operations) through February 28, 1994 were 2.75% and N/A, respectively. The aggregate total returns for the Blue Chip Fund for the same periods were 2.75% and (4.69)%, respectively.

         Based on the foregoing calculations, the average annual total returns for the Asset Allocation Fund for the one year period ended February 28, 1995 and for the period January 18, 1994 (commencement of operations) through February 28, 1994 were 0.30% and N/A, respectively. The aggregate total returns for the Asset Allocation Fund for the same periods were 0.30% and (5.54)%, respectively.

         The Funds may also advertise total return data without reflecting the sales load imposed on the purchase of shares of the Funds in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Company's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock, Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class M represents interests in the Flexible Bond Fund; Class N represents interests in the Blue Chip Fund; and Class O represents interests in the Asset Allocation Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

THE PORTFOLIOS

         The Portfolios are separate series of Master Investment Trust, Series I, which was organized October 26, 1992 as a Delaware business trust. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify and reclassify any authorized and unissued shares of beneficial interest into one or more classes of shares. Investors in a Portfolio (such as the Flexible Bond, Blue Chip or Asset Allocation Funds) are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Portfolio in which such investor holds beneficial interests. Investors are also entitled to participate in the net distributable assets of the Portfolio in which they hold beneficial interests on liquidation. Beneficial interests have no preemptive rights, conversion or exchange rights.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

         The Company has appointed PNC Bank, N.A., Broad & Chestnut Streets, Philadelphia, PA 19101 as custodian for the Flexible Bond, Blue Chip and Asset Allocation Funds and their corresponding Portfolios. PFPC, 103 Bellevue Parkway, Wilmington, DE 19809, provides these respective Funds and Portfolios with certain accounting services pursuant to Fund Accounting Services Agreements with the Administrator. Both PNC Bank, N.A. and PFPC are wholly owned subsidiaries of PNC Bancorp, Inc., a bank holding company. Under the Fund Accounting Services Agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Portfolios. The monthly fees charged by PFPC under the Fund Accounting Agreements are borne by the Funds and Portfolios. As custodian of the Company's assets, PNC Bank, N.A., (i) maintains a separate account or accounts in the name of the respective Funds and Portfolios, (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money, (iv) collects and receives income and other payments and distributions on account of portfolio securities, (v) responds to correspondence from security brokers and others relating to their respective duties and (vi) makes periodic reports concerning their duties.

         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Funds.

COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and the Master Trust and will pass upon the legality of the shares offered hereby.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund and their corresponding Portfolios for the fiscal year ended February 28, 1996.

REPORTS

         Shareholders will be sent unaudited semi-annual reports describing the Portfolios' and the Funds' investment operations, and annual financial statements together with the reports of the independent accountants of the Portfolios and the Funds.

MISCELLANEOUS

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund, a Portfolio or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding interests or shares of a Portfolio, Fund or such series, or (b) 67% of the interests or shares of a Portfolio, Fund or series present at a meeting at which more than 50% of the outstanding interests or shares of a Portfolio, Fund or series are represented in person or by proxy.

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and
Hellman & Freidman Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific
State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and
Security Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn:
Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn:
Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc.,
Attn: Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax- Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%);

Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn: Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the
Tax-Exempt Money Fund were as follows:   BA Investment Services Inc., 555
California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15, 1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows:
Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares (22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn:
Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702,

10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co.,
c/o Bank of New York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc., Attn:
Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%);
Good Health Plan of WA, Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N.
Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp.,
Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd
Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares (20.34%); and
Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%). At June 16,
1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows:

BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair
Isaac & Co., Attn: Christine Tam, 120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%); Foothill/Eastern Transportation Corridor Agency,
Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At
June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15,
1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%). At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows:
Peter F. Smith and Jacquelyn L.

Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15,
1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

         At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

         The Prospectuses relating to the Funds and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

         The Annual Reports for the Funds and the Portfolios for the fiscal year ended February 28, 1995 accompanies this Statement of Additional Information. The financial statements and notes thereto in the Annual Reports are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.


         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         "A2" - Obligations are supported by a good capacity for timely repayment.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC" "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


         As stated in the Prospectuses, the Portfolios corresponding to the Flexible Bond Fund, Blue Chip Fund and Asset Allocation Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  INTEREST RATE FUTURES CONTRACTS

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Portfolio may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Portfolio corresponding to the Flexible Bond Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Portfolio might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Portfolio in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Futures Contract Purchase. A Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Portfolio's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Portfolio would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Portfolio may purchase.

         For example, assume that the market price of a long-term bond that the Portfolio corresponding to the Flexible Bond Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Portfolio might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Portfolio would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Portfolio pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Portfolio would continue with its purchase program for long-term bonds. The market price of available long- term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Portfolio would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Portfolios corresponding to the Blue Chip Fund and Asset Allocation Fund will sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Portfolios may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolios will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolios will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, the Portfolios corresponding to the Blue Chip Fund and Asset Allocation Fund may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Portfolios may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price


    Portfolio                                          Futures
    ---------                                          -------
                                                   -Day Hedge is Placed-

Anticipate Buying $62,500                              Buying 1 Index Futures
    Blue Chip Fund                                      at 125
                                                       Value of Futures =
                                                             $62,500/Contract

                                                   -Day Hedge is Lifted-

Buy Blue Chip Fund with                            Sell 1 Index Futures at 130
  Actual Cost = $65,000                              Value of Futures = $65,000/
Increase in Purchase Price =                             Contract
    $2,500                                             Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0


    Portfolio                                          Futures
    ---------                                          -------
                                                   -Day Hedge is Placed-

Anticipate Selling $1,000,000                          Sell 16 Index Futures at 125
    Blue Chip Fund                                 Value of Futures = $1,000,000

                                                   -Day Hedge is Lifted-

Blue Chip Fund-Own                                 Buy 16 Index Futures at 120
    Stock with Value = $960,000                        Value of Futures = $960,000
    Loss in Fund Value = $40,000                   Gain on Futures = $40,000



                 If, however, the market moved in the opposite direction, that is, market value decreased and a Portfolio had entered into an anticipatory purchase hedge, or market value increased and a Portfolio had hedged its stock portfolio, the results of the Portfolio's transactions in stock index futures would be as set forth below.

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

    Portfolio                                          Futures
    ---------                                          -------
                                                   -Day Hedge is Placed-
Anticipate Buying $62,500                              Buying 1 Index Futures at 125
    Blue Chip Fund                                 Value of Futures = $62,500/
                                                            Contract

                                                   -Day Hedge is Lifted-

Buy Blue Chip Fund with                            Sell 1 Index Futures at 120
  Actual Cost - $60,000                              Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                         Contract
                                                   Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0


    Portfolio                                          Futures
    ---------                                          -------
                                                   -Day Hedge is Placed-

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
Blue Chip Fund                                     Value of Futures = $1,000,000

                                                   -Day Hedge is Lifted-

Blue Chip Fund-Own                                 Buy 16 Index Futures at 130
    Stock with Value = $1,040,000                      Value of Futures = $1,040,000
    Gain in Fund Value = $40,000                   Loss of Futures = $40,000


III.  MARGIN PAYMENTS

         Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures in the Portfolios as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

V.   OPTIONS ON FUTURES CONTRACTS

         Each Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolios because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Portfolios do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VI.  OTHER HEDGING TRANSACTIONS

         The Portfolios corresponding to the Blue Chip, Flexible Bond and Asset Allocation Funds presently intend to use interest rate futures contracts and, additionally, the Portfolios corresponding to the Blue Chip and Asset Allocation Funds presently intend to use stock index futures contract in connection with their hedging activities. Nevertheless, each of these Portfolios is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Portfolios' hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

VII.  ACCOUNTING AND TAX TREATMENT

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by a Portfolio in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

         With respect to the Portfolios corresponding to the Flexible Bond Fund and Asset Allocation Fund, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three moths: (1) stock and securities (as defined in section 2(a)(36) of the Investment Company Act of 1940); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                          PACIFIC HORIZON FUNDS, INC.
                                (THE "COMPANY")
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                      PACIFIC HORIZON CORPORATE BOND FUND

                                  JULY 1, 1995
                           (AS REVISED MARCH 8, 1996)


                               TABLE OF CONTENTS

                                                                             Page
                                                                             ----
THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . .    2

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . .   22

ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . .   29

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-1


         This Statement of Additional Information applies to the Pacific Horizon Corporate Bond Fund (the "Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated July 1, 1995, as it may from time to time be revised (the "Prospectus"), which describes the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                  THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. The Fund originally commenced operations in 1973 as a diversified, closed-end management investment company (that is, as an investment company with non-redeemable shares) known as Bunker Hill Income Securities, Inc. (the "Predecessor Fund"). On April 25, 1994 the Predecessor Fund was reorganized as a separate portfolio of the Company and all of the assets and liabilities of the Predecessor Fund were transferred to the Fund. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified investment portfolio of an open- end, management investment company having the same investment objective as that of the Fund.

         Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as investment adviser to the Portfolio.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Prospectus for the Fund describes the investment objective of the Fund and the Portfolio. Since the investment characteristics of the Fund will correspond to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. The following information supplements and should be read in conjunction with the description of the investment objective and policies for the Fund and the Portfolio in the Prospectus for the Fund.

PORTFOLIO TRANSACTIONS

              The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For its fiscal year ended September 30, 1993, the period from October 1, 1993 through April 24, 1994, the period April 25, 1994 (the date the Predecessor Fund was reorganized into the Fund) through September 30, 1994 and the period October 1, 1994 to February 28, 1995, the portfolio turnover rates for the Predecessor Fund and the Fund (as the case may be) were 154%, 15.7% (unannualized), N/A and N/A, respectively. The portfolio turnover rate for the Portfolio was 51% (unannualized) for the period from April 25, 1994 (commencement of operations) through September 30, 1994 and 124% (unannualized) for the period from October 1, 1994 through February 28, 1995. The increase in portfolio turnover was attributable to volatility in the market and good trading opportunities which resulted in the increased opportunity to improve the relative value of the Portfolio.

              Subject to the general control of the Portfolio's Board of Trustees, Bank of America is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Portfolio.

              Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased by the Portfolio from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the Predecessor Fund and the Portfolio are normally principal transactions without brokerage commissions. During the three fiscal years ended September 30, 1994 and the period October 1, 1994 to February 28, 1995, neither the Fund nor the Predecessor Fund paid any brokerage commissions.

              In executing portfolio transactions and selecting brokers or dealers, it is the Portfolio's policy to seek the best overall terms available. The Investment Advisory Agreement between the Portfolio and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America subject to the approval of the Board of Trustees of the Portfolio to cause the Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund, Company or Portfolio. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

              It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Portfolio may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

              Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company, the Portfolio and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company and the Portfolio. In connection with its investment management services with respect to the Portfolio, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, the Portfolio, Bank of America, the Distributor and their affiliates acting as principal underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

              The Portfolio may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolio will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Trustees of the Portfolio, believes such practice to be in the interest of the Portfolio.

              To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Portfolio with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

              The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $l00,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000; Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000.

              Merrill Lynch & Co., Inc., Goldman Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.


TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

              The following discussion supplements the description of such investments in the Prospectus.

              Bank Certificates of Deposit, Bankers' Acceptances and Interest-Bearing Savings Deposits. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits are eligible investments for the Portfolio as described in the Fund's Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Interest-bearing savings deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

              Commercial Paper. The investment policies of the Portfolio permit investment in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

              Convertible Securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

              In selecting convertible securities for the Portfolio, the investment adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying stocks; the prices of the securities relative to other comparable securities and to the underlying stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Portfolio as to issuers; and whether the securities are rated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") and, if so, the ratings assigned.

              The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increases and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

              Repurchase Agreements. The Portfolio is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Portfolio acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Portfolio to resell such securities at a mutually agreed upon date and price. Although securities subject to a repurchase agreement may bear maturities exceeding ten years, the Portfolio intends to only enter into repurchase agreements having maturities not exceeding 60 days. The Portfolio is not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Portfolio or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the advisor shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Portfolio would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

              U.S. Government Obligations. The Portfolio is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding

Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Governmental National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

              Asset-Backed Securities. The Portfolio may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

              The Portfolio may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

              The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

              The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. Bank of America intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

              Variable and Floating Rate Instruments. The Portfolio may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Portfolio, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Portfolio. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to the Portfolio's 15% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

              Reverse Repurchase Agreements. As described in the Prospectus, the Portfolio is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act. Whenever the Portfolio enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Portfolio intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

              Writing Covered Options. The Portfolio may write (sell) covered call and put options on any securities in which it may invest. All call options written by the Portfolio are covered; the Portfolio may cover a call option by owning the securities subject to the option so long as the option is outstanding or using the other methods described below. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

              All put options written by the Portfolio would be covered; the Portfolio may cover a put option by depositing with its custodian cash, U.S. Government securities or other liquid high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's or S&P, or, if unrated, deemed by Bank of America to be of comparable credit quality) with a value at least equal to the exercise price of the put option or using the other methods described below. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

              In addition, a written call option or put option may be covered by maintaining cash or high grade liquid debt securities (either of which may be denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option on the same or a related currency and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

              The Portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

              The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by maintaining cash or liquid high grade debt securities with a value equal to the exercise price in a segregated account with its custodian or by using the other methods described above.

              The Portfolio may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

              Purchasing Options. The Portfolio may purchase put and call options on any securities in which it may invest. The Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

              The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Portfolios would realize either no gain or a loss on the purchase of the call option.

              The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

              Transactions by the Portfolio in options on securities will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, board of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Bank of America. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

              Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as result of trades on that exchange would continue to be exercisable in accordance with their terms.

              The Portfolio may purchase and sell both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

              Futures Contracts and Options on Futures Contracts. The Portfolio may engage in futures and related options transactions only for hedging purposes as defined below or for non-hedging purposes to the extent permitted by regulations of the Commodities Futures Trading Commission ("CFTC"). All futures contracts entered into by the Portfolio would be traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

              Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

              When interest rates are rising or securities prices are falling, the Portfolio can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

              Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Portfolio's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

              Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible with respect to the effective price rate or rate of return on portfolio securities or securities that the Portfolio owns or proposed to acquire. The Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the dollar value of the Portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio's securities. If, in the opinion of Bank of America, there is a sufficient degree of correlation between price trends for the Portfolio's securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Portfolio's may be more or less volatile than prices of such futures contract, Bank of America will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Portfolio's securities would be substantially offset by a decline in the value of the futures position.

              On other occasions, the Portfolio may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

              Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Portfolio the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

              The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Portfolio's assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contact generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolio will incur transaction costs in connection with the writing of options on futures.

              The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

              Other Considerations. The Portfolio will engage in futures and related options transactions only for hedging or non- hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Portfolio would determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, any futures transactions would be entered into for traditional hedging purposes -- i.e., futures contracts would be sold to protect against a decline in the price of securities that the Portfolio owned, or futures contracts would be purchased to protect the Portfolio against an increase in the price of securities it intended to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is deemed economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

              As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Portfolio to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5 percent of the value of the net assets of the Portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

              Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Portfolio to purchase securities, require the Portfolio to segregate, with its custodian, liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

              While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

              Perfect correlation between the Portfolio's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available.

              Interest Rate and Currency Swaps. Inasmuch as interest rate and currency swaps are entered into for hedging purposes or are offset by a segregated account as described below, the Portfolio and Bank of America believe that swaps do not constitute senior securities as defined in the Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or Standard & Poor's, or, if unrated, deemed by Bank of America to be of comparable credit quality, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Bank of America. If there were a default by the other party to such a transaction, the Portfolio would have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

              Foreign Investments. In determining whether to invest in the securities of foreign issuers, Bank of America will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located. The extent to which the Portfolio will be invested in foreign issuers will fluctuate from time to time depending on Bank of America's assessment of prevailing market, economic and other conditions.

              Bonds of Supranational Entities. The Portfolio may invest in bonds of supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

              When-Issued Securities, Forward Commitments and Delayed Settlements. When the Portfolio agrees to purchase securities on a "when-issued," forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Portfolio will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
The Portfolio does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of the Portfolio's assets.

              The Portfolio will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

              When the Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

              The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

              Securities Lending. The Portfolio may lend securities as described in its Prospectus. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities. The collateral must be at all times equal to at least the market value of the securities loaned. The Portfolio will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. Cash collateral may be invested in short-term U.S. Government securities, U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Portfolio if a material event affecting the investment is to occur.

              Illiquid Securities. It is possible that unregistered securities purchased by the Portfolio in reliance upon rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Portfolio's, and correspondingly the Fund's, illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

OTHER INVESTMENT LIMITATIONS

              The investment objectives of the Fund and the Portfolio are fundamental; the Prospectus for the Fund sets forth or summarizes certain other fundamental policies that may not be changed with respect to the Fund or the Portfolio without the affirmative vote of the holders of the majority of the Fund's outstanding shares or the Portfolio's outstanding interests (as defined below under "General Information - Miscellaneous"). The following is a list of additional fundamental policies which may not be changed with respect to the Fund or the Portfolio without such a vote.

              NEITHER THE FUND NOR THE PORTFOLIO MAY:

              1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation; provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

              2. Underwrite the securities of other issuers, provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

              3. Purchase or sell real estate, except that the Portfolio may, to the extent appropriate to its investment objective, invest in securities and instruments guaranteed by agencies or instrumentalities of the U.S. Government and securities issued by companies which invest in real estate or interests therein.

              4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position. For this purpose, the deposit or payment by the Portfolio for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

              5. Write or sell puts, calls, straddles, spreads or combinations thereof, except that it may engage in options transactions.

              6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that:
(a) it may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) it may purchase and sell futures contracts and options on futures contracts.

              7.     Purchase securities of other investment companies, except
(a) in connection with a merger, consolidation, acquisition or reorganization;
(b) as may otherwise be permitted by the 1940 Act; provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

              8. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

              9. Purchase securities of any issuer if as a result it would own more than 10% of the voting securities of such issuer; provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

              10. Borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the 1940 Act), provided that the Fund and the Portfolio may borrow from banks for temporary purposes and in an amount not exceeding 10% of the value of the total assets of the Fund or the Portfolio; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or
(b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

              11. Make loans, except that it may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and instrumentalities which are consistent with its permitted investments.

                       *               *               *

              If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

              For the purposes of Investment Limitation 8 above, the Portfolio and Fund treat, in accordance with the current views of the staff of the Securities and Exchange Commission (the "SEC") and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

              In order to permit the sale of the Fund's shares in certain states, the Company may make commitments more restrictive than the investment policies and limitations described above. As of the date of this Statement of Additional Information, the following such commitments have been made: 1) that the Fund will not purchase or retain the securities of any issuer if the officers or directors or trustees of the Company, its advisors or managers of the Fund, owning beneficially more than one half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer; and 2) that the Fund will not invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

              Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus. The net asset value per share of the Portfolio is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The net asset value of the Fund is equal to the Fund's pro rata share of the total investments and other assets of the Portfolio, less any liabilities with respect to the Fund, including the Fund's pro rata share of the Portfolio's liabilities.

              Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the Board of Trustees of the Portfolio. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

              A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Board. Valuation of options is described above under "Investment Objective and Policies - Options Trading".

SUPPLEMENTARY PURCHASE INFORMATION

              For the purpose of applying the Right of Accumulation or Letter of Intent privileges described in the Prospectus, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for the Fund's Exchange Privilege.

              The computation of the hypothetical offering price per share for the Fund based on the value of the Fund's net assets on February 28, 1995 and the Fund's outstanding securities on such date is as follows:


                              Corporate Bond Fund


         Net Assets  . . . . . . . . . . . . . . . . . . . .  $31,371,909

         Outstanding Securities  . . . . . . . . . . . . . .    2,087,480

         Net Asset Value Per Share . . . . . . . . . . . . .  $     15.03

         Sales Charge 4.50 percent
         of offering price (4.71
         percent of net asset value
         per share)  . . . . . . . . . . . . . . . . . . . .  $      0.71

         Offering to Public  . . . . . . . . . . . . . . . .  $     15.74

SUPPLEMENTARY REDEMPTION INFORMATION

              Shares in the Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of the Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of the Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of the Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

              To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

              Investors in the Fund redeeming by check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver checks directly to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Fund's Prospectus.

              Checks may not be used to close an account.

              Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION

              In General. As described in the Prospectus, Fund shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days.

              Shares in the Fund are sold with a sales load, except such exemptions as noted in the Prospectus. However, there is no front-end sales load on combined purchases of shares of $1 million or more. Concord Financial Group, Inc. will pay commissions of up to 1.00% to brokers whose customers purchase such shares. Additionally, a 1.00% and 0.50% contingent deferred sales charge is applicable to shareholders who purchase shares of the Fund of $1 million or more without a front-end sales load and redeem such shares within one year and two years, respectively, after purchase. These exemptions to the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

              Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

              Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at
(800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

              The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

              For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

              Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

              Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. Shareholders may also exchange all or a part of their Pacific Horizon shares for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

              Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds.

         B. Shares of any investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds, acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

         D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Fund.

              Neither a contingent deferred sales charge nor a front-end sales load will be imposed at the time of exchange if a shareholder purchases shares of the Fund of $1 million or more without a front-end sales load and exchanges such shares for shares of another investment portfolio of the Company or Time Horizon Funds. However, shares acquired in the exchange are subject to a contingent deferred sales charge of 1.00% and 0.50%, respectively, on redemptions within one year and two years after purchase.

              Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family or the Time Horizon Funds, which are sold with a sales load.

              Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

              Miscellaneous.  Certificates for shares will not be issued.

              Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

              A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

              The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC;
(b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

              The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of the Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

              If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.


                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL

              The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

              Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax- exempt income (if any), net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of net long-term capital gain, if any, for the taxable year over the net short-term capital loss (if any), for such year. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

              The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short test.

              Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

              Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum effective marginal rate of 39%, in the case of corporations having taxable income between $100,000 and $335,000).

              A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

              The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company either that they are subject to backup withholding when required to do so or that they are "exempt recipients."

              At February 28, 1995, the Fund had unused capital loss carryovers of $8,305,224, some of which may be available to the Fund to offset any future capital gains on securities transactions to the extent provided in the Code.

STATE

              Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

              Income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF THE PORTFOLIO

              Management of the Portfolio intends for the Portfolio to be treated as a partnership (or, in the event that the Fund is the sole investor in the Portfolio, as an agent or nominee) rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership (or an agent or nominee) under the Code, any interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to its investors regardless of whether any amounts are actually distributed by the Portfolio.

              Each investor in the Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-chapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

GENERAL

              The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT


DIRECTORS AND OFFICERS OF THE COMPANY

            The directors and officers of the Company, their addresses, ages and principal occupations during the past five years are:


                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
Thomas M. Collins                   61          Director            Of counsel, law firm of
McDermott & Trayner                                                 McDermott & Trayner;
225 S. Lake Avenue                                                  Partner of the law firm
Suite 410                                                           of Musick, Peeler &
Pasadena, CA 91101-3005                                             Garrett (until April,
                                                                    1993); Trustee, Master
                                                                    Investment Trust Series
                                                                    I and Master Investment
                                                                    Trust, Series II
                                                                    (registered investment
                                                                    companies) (since 1993);
                                                                    former Director, Bunker
                                                                    Hill Income Securities,
                                                                    Inc. (registered
                                                                    investment company)
                                                                    through 1991.

Douglas B. Fletcher                 70          Vice Chairman       Chairman of the Board
Fletcher Capital                                of the Board        and Chief Executive
Advisors Incorporated                                               Officer, Fletcher
4 Upper Newport Plaza                                               Capital Advisors,
Suite 100                                                           Incorporated, (registered
Newport Beach, CA 92660-2629                                        investment adviser) 1991
                                                                    to date;
                                                                    Partner, 1991 Newport
                                                                    Partners (private
                                                                    venture capital firm),
                                                                    1981 to date; Chairman
                                                                    of the Board and Chief
                                                                    Executive Officer, First
                                                                    Pacific Advisors, Inc.
                                                                    (registered investment
                                                                    adviser) and seven
                                                                    investment companies
                                                                    under its management,
                                                                    prior to 1983; former
                                                                    Allied Member, New York
                                                                    Stock Exchange; Chairman
                                                                    of the Board of FPA
                                                                    Paramount Fund, Inc.
                                                                    through 1984; Director,
                                                                    TIS Mortgage Investment
                                                                    Company (real estate
                                                                    investment trust);
                                                                    Trustee and former Vice
                                                                    Chairman of the Board,

                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
                                                                    Claremont McKenna
                                                                    College; Chartered
                                                                    Financial Analyst.

Robert E. Greeley                   62          Director            Chairman, Page Mill
Page Mill Asset                                                     Asset Management (a
  Management                                                        private investment
433 California Street                                               company) since 1991;
Suite 900                                                           Manager, Corporate
San Francisco, CA 94104                                             Investments, Hewlett
                                                                    Packard Company from
                                                                    1979 to 1991; Trustee,
                                                                    Master Investment Trust,
                                                                    Series I and Master
                                                                    Investment Trust, Series
                                                                    II (since 1993);
                                                                    Director, Morgan
                                                                    Grenfell Small Cap Fund
                                                                    (since 1986); former
                                                                    Director, Bunker Hill
                                                                    Income Securities, Inc.
                                                                    (since 1989) (registered
                                                                    investment companies);
                                                                    former Trustee,
                                                                    SunAmerica Fund Group
                                                                    (previously Equitec
                                                                    Siebel Fund Group) from
                                                                    1984 to 1992.

Kermit O. Hanson                    79          Director            Vice Chairman of the
17760 14th Ave., N.W.                                               Advisory Board, 1988 to
Seattle, WA 98177                                                   date, Executive
                                                                    Director, 1977 to 1988,
                                                                    Pacific Rim Bankers
                                                                    Program (a non-profit
                                                                    educational
                                                                    institution); Dean
                                                                    Emeritus, 1981 to date,
                                                                    Dean, 1964-81, Graduate
                                                                    School of Business
                                                                    Administration,
                                                                    University of
                                                                    Washington; Director,
                                                                    Washington Federal
                                                                    Savings & Loan
                                                                    Association; Trustee,
                                                                    Seafirst Retirement
                                                                    Funds (since 1993)
                                                                    (registered investment
                                                                    company).

                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
Cornelius J. Pings*                 66          Chairman of         President, Association
Association of American                         the Board and       of American
    Universities                                President           Universities, February
One DuPont Circle                                                   1993 to date; Provost,
Suite 730                                                           1982 to January
Washington, DC 20036                                                1993, Senior Vice
                                                                    President for Academic
                                                                    Affairs, 1981 to January
                                                                    1993, University of
                                                                    Southern California;
                                                                    Trustee, Master
                                                                    Investment Trust, Series
                                                                    I and Master Investment
                                                                    Trust, Series II (since
                                                                    1995).

Kenneth L. Trefftzs                 83          Director            Private Investor;
11131 Briarcliff Drive                                              formerly Distinguished
San Diego, CA 92131-1329                                            Emeritus Professor
                                                                    of Finance and Chairman
                                                                    of the Department of
                                                                    Finance and Business
                                                                    Economics of the
                                                                    Graduate School of
                                                                    Business of the
                                                                    University of Southern
                                                                    California; former
                                                                    Director, Metro Goldwyn
                                                                    Mayer, Inc.; Director,
                                                                    Fremont General
                                                                    Corporation (insurance
                                                                    and financial services
                                                                    holding company);
                                                                    Director, Source
                                                                    Capital, Inc.
                                                                    (closed-end investment
                                                                    company); Director of
                                                                    three open-end
                                                                    investment companies
                                                                    managed by First Pacific
                                                                    Advisors, Inc.; formerly
                                                                    Chairman of the Board of
                                                                    Directors (or Trustees)
                                                                    of nineteen investment
                                                                    companies managed by
                                                                    American Capital Asset
                                                                    Management, Inc.

                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
Richard E. Stierwalt                            Executive           Chairman of the Board
125 W. 55th Street                  40          Vice President      and Chief Executive
New York, NY 10019                                                  Officer, July 1993 to
                                                                    date, prior thereto
                                                                    Senior Director,
                                                                    Managing Director and
                                                                    Chief Executive Officer
                                                                    of the Administrator and
                                                                    Distributor, February
                                                                    1987 to July 1993;
                                                                    President, Master
                                                                    Investment Trust, Series
                                                                    I, Master Investment
                                                                    Trust, Series II and
                                                                    Seafirst Retirement
                                                                    Funds (since 1993);
                                                                    First Vice President,
                                                                    Trust Operation
                                                                    Administration, Security
                                                                    Pacific National Bank,
                                                                    1983-1987.


William B. Blundin                  57          Executive Vice      Vice Chairman, July 1993
125 W. 55th Street                              President           to date, prior thereto
New York, NY  10019                                                 Director and President
                                                                    of the Administrator and
                                                                    Distributor, February
                                                                    1987 to July 1993;
                                                                    Executive Vice
                                                                    President, Master
                                                                    Investment Trust, Series
                                                                    II and Seafirst
                                                                    Retirement Funds (since
                                                                    1993); Senior Vice
                                                                    President, Shearson
                                                                    Lehman Brothers,
                                                                    1978-1987.

Irimga McKay                        35          Vice                Senior Vice President,
7863 Girard Avenue                              President           July 1993 to date, prior
Suite 306                                                           thereto First Vice
La Jolla, CA 92037                                                  President of the
                                                                    Administrator and
                                                                    Distributor, November
                                                                    1988 to July 1993; Vice
                                                                    President, Master
                                                                    Investment Trust, Series
                                                                    II and Seafirst
                                                                    Retirement Funds (since
                                                                    1993); Regional Vice
                                                                    President, Continental
                                                                    Equities, June 1987 to
                                                                    November 1988; Assistant

                                                Position with
Name and Address                    Age         Company             Principal Occupations
----------------                    ---         -------             ---------------------
                                                                    Wholesaler, VMS Realty
                                                                    Partners (a real estate
                                                                    limited partnership),
                                                                    May 1986 to June 1987.
W. Eugene Spurbeck                  39          Assistant Vice      Manager of Client
BISYS Fund Services                             President           Services of the
515 Figueroa Street                                                 Administrator (1993 to
Suite 335                                                           date); Assistant Vice
Los Angeles, CA 92307                                               President, Master
                                                                    Investment Trust, Series
                                                                    II; Vice President,
                                                                    Seafirst Retirement
                                                                    Funds (since 1995); Vice
                                                                    President of Retail
                                                                    Lending Operations Banc
                                                                    One (1989 to 1993).

Martin R. Dean                      31          Treasurer           Manager of Fund
3435 Stelzer Road                                                   Accounting of BISYS
Columbus, OH  43219                                                 Fund Services, May 1994
                                                                    to Present; Treasurer,
                                                                    Master Investment Trust,
                                                                    Series II and Seafirst
                                                                    Retirement Funds (since
                                                                    1995); Senior Manager at
                                                                    KPMG Peat Marwick
                                                                    previously 1990-1994.

W. Bruce McConnel, III              52          Secretary           Partner of the law firm
1345 Chestnut Street                                                of Drinker Biddle &
Philadelphia National Bank                                          Reath.  Secretary,
Building, Suite 1100                                                Master Investment Trust,
Philadelphia, PA 19107                                              Series I, Master
                                                                    Investment Trust, Series
                                                                    II and Seafirst
                                                                    Retirement Funds

George O. Martinez                  35          Assistant           Senior Vice President
3435 Stelzer Road                               Secretary           and Director of Legal
Columbus, OH 43219                                                  and Compliance Services,
                                                                    of the Administrator.
                                                                    since April 1995;
                                                                    Assistant Secretary,
                                                                    Master Investment Trust,
                                                                    Series II and Seafirst
                                                                    Retirement Funds (since
                                                                    1995); prior thereto,
                                                                    Vice President and
                                                                    Associate General
                                                                    Counsel, Alliance
                                                                    Capital Management, L.P.

--------------------
* Mr. Pings is an "interested director" of the Company as defined in the 1940 Act.

              The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

              Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or part of a Board Meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Fund and each other fund of the Company pays its proportionate share of these amounts based on relative net asset values.

              For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168; of this amount $4,099 was allocated to the Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each of the Company's investment portfolios.

              Under a retirement plan approved by the Board, including a majority of its directors who are not "interested persons" of the Company, effective March 1, 1995, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of:
(i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

              Years of service for purposes of calculating the benefit described above are based upon service as a director or

Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

              In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

              In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

              The obligation of the Company to pay benefits to a former director is neither secured nor funded by this Company but shall be binding upon its successors in interest. The payment of such benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES I

              The trustees and officers of Master Investment Trust, Series I (the "Master Trust"), a Delaware business trust of which the Portfolio is a series, their addresses, ages and principal occupation during the past five years are:



                                          Position with
Name and Address                Age       the Master Trust       Principal Occupations
----------------                ---       ----------------       ---------------------
Thomas M. Collins               61        Chairman of            See "Directors and
McDermott & Trayner                       the Board              Officers of the
225 S. Lake Avenue,                                              Company."
Suite 410
Pasadena, CA  91101-3005

Michael Austin                  59        Trustee                Chartered Accountant;
Victory House,                                                   Trustee, Master
Nelson Quay                                                      Investment Trust,
Governor's Harbour                                               Series II (since 1993)
Grand Cayman                                                     Retired Partner, KPMG
Cayman Islands                                                   Peat Marwick LLP.
British West Indies

Robert E. Greeley               62        Trustee                See "Directors and
Page Mill Asset                                                  Officers of the Company".
 Management
433 California Street
Suite 900
San Francisco, CA  94104

Robert A. Nathane*              70        Trustee                Retired President, Laird
1200 Shenandoah Drive East                                       Norton Trust Company,
Seattle, WA  98112                                               Chairman of the Board of
                                                                 Advisors, Phoenix Venture
                                                                 Funds; Trustee, Seafirst
                                                                 Retirement Funds; Trustee,
                                                                 Master Investment Trust,
                                                                 Series II (since 1993);
                                                                 former Supervisor,
                                                                 Collective Investment Trust
                                                                 for Seafirst Retirement
                                                                 Accounts; former Trustee,
                                                                 First Funds of America
                                                                 (registered investment
                                                                 companies).





                                          Position with
Name and Address               Age        the Master Trust       Principal Occupations
----------------               ---        ----------------       ---------------------
Cornelius J. Pings             66         Trustee                See "Directors and Officers of
Association of American                                          the Company".

  Universities
One DuPont Circle
Suite 730
Washington, DC 20036


Richard E. Stierwalt           40         President              See "Directors and
125 West 55th Street                                             Officers of the Company."
New York, NY 10019

Adrian J. Waters               32         Executive Vice         Managing Director,
ITI House                                 President,             Concord Management
23 Earlsfort Terrace                      Treasurer and          (Ireland) Ltd. since May
Dublin 2, Ireland                         Assistant              1993; Manager in the
Investment                                Secretary              Company Industry Services
                                                                 Group, Price Waterhouse
                                                                 1989 to May 1993; Member of
                                                                 Oliver Freaney and
                                                                 Co./Spicer and Openheim
                                                                 Chartered Accountants
                                                                 1986-1989.

W. Bruce McConnel, III           52       Secretary              See "Directors and
1345 Chestnut Street                                             Officers of the Company."
Philadelphia, PA 19107

____________________

* Mr. Nathane is an "interested trustee" of the Master Trust as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $1500 plus $500 per meeting attended and $250 for each full day spent in traveling to or from meetings, for his services as trustee of the Master Trust. For the fiscal year ended February 28, 1995, the Master Trust paid or accrued for the account of its trustees as a group for services in all capacities a total of $30,221, of this amount $1,661 was allocated to the Portfolio. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. The trustees' fees and reimbursements are allocated among all of the Master Trust's portfolios based on relative net asset values.

         The following chart provides certain information about the director/trustee fees of the Company's and Master Trust's directors/trustees as of February 28, 1995:


                                                                     PENSION OR
                                                                     RETIREMENT                              TOTAL
                                                  AGGREGATE           BENEFITS                         COMPENSATION FROM
                            AGGREGATE           COMPENSATION       ACCRUED AS PART      ESTIMATED        REGISTRANT AND
   NAME OF PERSON/      COMPENSATION FROM         FROM THE             OF FUND       ANNUAL BENEFITS     FUND COMPLEX*
      POSITION             THE COMPANY          MASTER TRUST          EXPENSES       UPON RETIREMENT   PAID TO DIRECTORS
   ---------------      -----------------       ------------       ---------------   ---------------   -----------------
Thomas M. Collins            $100,000              $5,000                $0                $0               $110,000
President and
Chairman of the
Board+

Douglas B. Fletcher          $57,500                 $0                  $0                $0               $57,500
Vice Chairman of the
Board

Robert E. Greeley**          $57,500               $4,750                $0                $0               $65,781
Director
Kermit O. Hanson             $57,500                 $0                  $0                $0               $63,500
Director

Cornelius J. Pings           $57,500                 $0                  $0                $0               $57,500
Director

Kenneth L. Trefftzs          $57,500                 $0                  $0                $0               $57,500
Director
--------------------

* The "Fund Complex" consists of the Company, Seafirst Retirement Funds, the Master Trust and Master Investment Trust, Series II.
**       Mr. Greeley became a director of the Company on April 25, 1994.
+ Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.

INVESTMENT ADVISER

              Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the other investment portfolios of the Company since the commencement of its operations. As described in the Prospectus, the Fund has not retained the services of an investment adviser since it seeks to achieve its investment objective by investing all of its assets in the

Portfolio. In the Investment Advisory Agreement with the Master Trust, Bank of America has agreed to provide investment advisory services to the Portfolio as described in the Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolio. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement for the Portfolio, the Master Trust has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rate of .45% of the average daily net assets of the Portfolio. The fees payable to Bank of America are not subject to reduction as the value of the Portfolio's net assets increases. From time to time, Bank of America may waive fees or reimburse the Company or the Portfolio for expenses voluntarily or as required by certain state securities laws.

              For the fiscal period October 1, 1994 through February 28, 1995, Bank of America waived all advisory fees payable to it by the Portfolio, amounting to $58,897. For the period April 25, 1994 (the date the Predecessor Fund was reorganized into the Fund) through September 30, 1994, Bank of America waived all advisory fees payable to it by the Portfolio, amounting to $73,575. See "Management -- Administrator" for instances where the investment advisor is required to make expense reimbursements to the Portfolio.

              Prior to its reorganization into the Fund, the Predecessor Fund was advised by Security Pacific Investment Management, Inc. ("SPIM"), an affiliate of Bank of America, until December 8, 1993 when SPIM transferred its rights and obligations under its advisory agreement with the Predecessor Fund (the "Prior Agreement") to Bank of America, which thereafter served as investment adviser. For the period October 1, 1993 through April 24, 1994 and the fiscal years ended September 30, 1993 and 1992, the Predecessor Fund paid $129,586, $228,245 and $218,010, respectively, in investment advisory fees to SPIM (and Bank of America after December 8, 1993), pursuant to the Prior Agreement.

             The Investment Advisory Agreement between the Master Trust and Bank of America (the "Investment Advisory Agreement") is dated October 25, 1993, as amended through April 26, 1994. The Investment Advisory Agreement will be in effect until October 31, 1995, and will continue in effect from year to year thereafter only so long as such continuation is approved at least annually by (i) the Board of Trustees of the Master Trust or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Master Trust, and (ii) a majority of those trustees of the Master Trust who are not "interested persons," as defined in the 1940 Act, of any party to the Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Investment Advisory Agreement is terminable at any time without penalty upon 60 days' written notice by the Board of Trustees of the Master Trust, by vote of the holders of a majority of the Portfolio's outstanding voting securities, or by Bank of America.

              The Investment Advisory Agreement for the Portfolio provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

              The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass- Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

              Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Portfolio contemplated by the Investment Advisory Agreement as described in the Prospectus, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolio or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Fund's Prospectus.)

              On the other hand, as described herein, the Fund is currently distributed by Concord Financial Group, Inc. Concord Holding Corporation, its parent, either directly or through its off-shore subsidiary, provides the Portfolio and the Fund with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Company and the Master Trust expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company and the Master Trust expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors or the Master Trust's Board of Trustees.

ADMINISTRATOR

              Concord Holding Corporation (the "Administrator"), with offices at 125 W. 55th Street, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

              The Administrator (and/or its off-shore affiliate), provides administrative services to the Company and the Portfolio as described in the Fund's Prospectus pursuant to separate administration agreements for the
Company and the Master Trust.   The Portfolio's administration agreement will
continue in effect until October 31, 1996 and thereafter for successive periods of one year, provided the agreement is not sooner terminated. The Portfolio's administration agreement is terminable at any time with respect to the Portfolio by the Portfolio's Board of Directors or by a vote of a majority of the Portfolio's outstanding interests upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Portfolio. The Fund's administration agreement will continue in effect until October 31, 1996 and thereafter will be extended for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of the Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

              The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rate of .15% of the average daily net assets of the Fund. Similarly, the Portfolio has agreed to pay the Administrator a fee for its services, accrued daily and payable monthly, at the annual rate of .05% of the average daily net assets of the Portfolio. The fees payable to the Administrator are not subject to reduction as the value of the Fund's and the Portfolio's net assets increases. From time to time, the Administrator may waive fees or reimburse the Portfolio or the Fund for expenses, either voluntarily or as required by certain state securities laws.

              For the fiscal period October 1, 1994 through February 28, 1995, the Administrator waived all administration fees payable to it by the Portfolio and the Fund, amounting to $6,544 and $19,569, respectively. For the period April 25, 1994 (the date the Predecessor Fund was reorganized into the Fund) through September 30, 1994, the Administrator waived all administration fees payable to it by the Portfolio and the Fund, amounting to $8,175 and $24,407, respectively.

              For the period October 1, 1993 through April 25, 1994, and the fiscal years ended September 30, 1993 and 1992, SPIM, the former adviser to the Predecessor Fund, and not the Predecessor Fund, paid Concord $26,157, $45,649 and $43,602, respectively, for certain administrative services provided to the Predecessor Fund pursuant to a Sub-Administrative Agreement between SPIM and Concord.

              If total expenses borne directly or indirectly by the Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company and the Portfolio may deduct from the payments to be made by the Fund and the Portfolio to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company or the Fund limits aggregate annual expenses with respect to the Fund (including management and advisory fees and the Fund's pro-rata share of such expenses of the Portfolio but excluding interest, taxes, brokerage commissions, and certain other expenses) to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of the Fund or Portfolio, while retaining the ability to be reimbursed by the Fund or Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

              The Administrator will bear all expenses in connection with the performance of its services under the administration agreements with the exception of the fees charged by PFPC, Inc. ("PFPC") for certain fund accounting services which are borne by the Fund and the Portfolio. Expenses borne by the Fund and/or Portfolio include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, SEC fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' or interestholders reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

              The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolio in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

              PFPC provides the Fund and Portfolio with certain accounting services pursuant to separate fund accounting services agreements with the Administrator. Under the fund accounting services agreements, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Portfolio, respectively. The monthly fees charged by PFPC under the fund accounting services agreements are borne by the Fund and the Portfolio, respectively.

DISTRIBUTOR AND PLAN PAYMENTS

              Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on

90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

              For the period of October 1, 1994 through February 28, 1995, the Distributor received $11,175 in sales loads in connection with share purchases, of which the Distributor and various affiliates of Bank of America retained $1,436 and $9,326, respectively. The balance was paid to selling dealers. For the period April 25, 1994 (the date the Predecessor Fund reorganized into the Fund) through September 30, 1994, the Distributor received $1,485 in sales loads in connection with share purchases, of which the Distributor and various affiliates of Bank of America retained $125 and $1,175, respectively. The balance was paid to selling dealers. As the Predecessor Fund was a closed-end fund, no commissions were earned during the period October 1, 1993 through April 24, 1994.

              The Distributor is entitled to payment by the Company for certain shareholder servicing expenses, in addition to the sales load described above and in the Prospectus, under the Shareholder Service Plan (the "Plan") adopted by the Company. Under the Plan, the Company pays the Distributor, with respect to the Fund for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

              Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Fund on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

              The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding 0.25% of the average daily net assets of the Fund during such month for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of the Fund must be in payment for expenses incurred on behalf of the Fund.

              If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitation described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under the Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

              For the period of October 1, 1994 through February 28, 1995, the Distributor waived all Shareholder Service fees payable under the Plan in the amount of $32,614. For the period April 25, 1994 (the date the Predecessor Fund reorganized into the Fund) through September 30, 1994, the Distributor waived all Shareholder Service fees payable under the Plan in the amount of $40,679.

              Payments for shareholder service expenses under the Shareholder Service Plan are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Shareholder Service Plan, the Distributor provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plan provides that the selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Service Plan (or related servicing agreements) (the "Non-Interested Plan Directors").

              The Plan is subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to the Fund by a vote of a majority of such

Directors or by vote of the holders of a majority of the shares of the Fund.

              The Company understands that Bank of America, and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

             The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from the Fund during the fiscal period October 1, 1994 through February 28, 1995:

                                                        Brokerage
                                                        Commis-
                      Net Under-                        sions in
                      writing Dis-    Compensation      connection     Other
                      counts and      on Redemption     with Fund      Compen-
                      Commissions     and Repurchase    Transactions   sation(1)
                      ------------    --------------    ------------   ---------
Concord Financial
  Group, Inc.         $1,436                $0               $0           $0

___________________

(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Service Plan (see discussion above).

YIELD AND TOTAL RETURN

              From time to time, the yield and the total return of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor

(including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund and the Portfolio), as well as the views of the Portfolio's investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and may include testimonials as to the investment adviser's capabilites by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling (800) 346-2087.

              Yield Calculations. The yield of the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a-b
                         Yield = 2 [(----- + 1)(6) - 1]
                                        cd

           Where:  a = dividends and interest earned during the period.

                   b = expenses accrued for the period (net of
                       reimbursements).

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                   d = maximum offering price per share on the last day of the period.

              For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

              Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

              With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

              Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price.

              Based on the foregoing calculations, the yield (after fee waivers and expense reimbursements) for the 30 day period ended February 28, 1995 was 6.72%.

              Total Return Calculations. The Fund may compute its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                      ERV  1/n
                               T = [(-----)  - 1]
                                       P
                 Where: T = average annual total return.

                      ERV = ending redeemable value at the end of the period
                            covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P = hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in
                            terms of years.

              The Fund computes its aggregate total return by determining the aggregate rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                             ERV
                 aggregate total return = [(----- - 1)]
                                              P

              The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

              Based on the foregoing calculations, the respective average annual total return and aggregate total returns: for the Fund for the period from October 1, 1994 through February 28, 1995 and for the period from October 1, 1994 through February 28, 1995 and for the period April 25, 1994 (the date the Predecessor Fund was reorganized into the Fund) through February 28, 1995 were N/A and 4.25%, and N/A% and 4.66%, respectively; for the Predecessor Fund for the one, five and ten-year periods ended April 24, 1994 were 1.92% and 1.92%, 8.71% and 51.41%, and 11.79% and 203.74%, respectively; and for the Predecessor Fund for the one, five and ten-year periods ended September 30, 1993 were 14.30% and 14.30%, 10.79% and 67.00%, and 11.15% and 188.02%, respectively.

              The Fund may advertise total return data without reflecting the sales load imposed on the purchase of shares of the Fund in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

              The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock - Classes
A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class W represents interests in the Corporate Bond Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

              Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

              Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

              Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of such portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular funds.

              Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

THE PORTFOLIO

              The Portfolio is a separate series of Master Investment Trust, Series I, which was organized on October 26, 1992 as a Delaware business trust. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of interests of beneficial interest and to establish and designate any unissued interests of one or more additional series of interests. Investors in the Portfolio are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Portfolio. Investors are also entitled to participate in the net distributable assets of the Portfolio on liquidation. Beneficial interests have no preemptive, conversion or exchange rights.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

              PNC Bank, National Association ("PNC") has been appointed custodian for the Fund and the Portfolio. PFPC, Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, DE 19809, provides the Fund with certain accounting services pursuant to Fund Accounting Services Agreements with the Administrator. Both PNC and PFPC are wholly-owned subsidiaries of PNC Bancorp, Inc., a bank holding company. Under the Fund Accounting Services Agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Portfolio. The monthly fees charged by PFPC under the Fund Accounting Agreements are borne by the Fund and the Portfolio. As custodian of the assets of the Fund and the Portfolio,
PNC: (i) maintains a separate account or accounts in the name of the Fund and Portfolio (as applicable); (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money; (iv) collects and receives income and other payments and distributions on account of portfolio securities; (v) responds to correspondence from security brokers and others relating to its respective duties; and (vi) makes periodic reports concerning its respective duties.

              BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Fund.

COUNSEL

              Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and the Master Trust and will pass upon certain legal matters on their behalf.

INDEPENDENT ACCOUNTANTS

              Price Waterhouse LLP with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund and for the Portfolio.

REPORTS

              Shareholders receive unaudited semi-annual reports describing the Portfolio's and the Fund's investment operations and annual financial statements together with the reports of the independent accountants of the Portfolio and the Fund.

MISCELLANEOUS

              As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding interests of the Portfolio, the outstanding shares of the Fund or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding interests of the Portfolio, Fund or such series, or (b) 67% of the interests of the Portfolio, the shares of the Fund or such series present at a meeting at which more than 50% of the outstanding interests of the Portfolio, the outstanding shares of the Fund or series are represented in person or by proxy.

              At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the oustanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services, Inc., For the Benefit of clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA l91101, 1,044,975,154.790 shares (82.00%); and Hellman & Friedman Capital Partners II, Limited Partnership,
Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francis, CA 94111, 1,216,118,073.700 shares (095.42%).

              At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and Hellman & Freidman Capital Partners II, Limited Partnership,
Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

              At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

              At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank,
Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and Security Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn: Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows:
Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15,
1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn: Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15,
1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

              At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest
Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

              At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest
Securities Inc., Attn: Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299
N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

              At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax- Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%); Continental Bank National Association Custodian for the Benefit of Custodian Co. Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn: Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

              At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA 98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market

Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15,
1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares
(22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr &
Co., c/o Bank of New York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc.,
Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health Plan of WA, Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn:
Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share
ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%);
and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares
(20.34%); and Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam,
120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%);
Foothill/Eastern Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and
Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At June 16, 1995, the name, address and share ownership of the entity which
held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%).
At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%).
At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows: Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn:
Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973
shares (5.07%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn: 5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

              At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any other investment portfolio of the Company.

              The Prospectus relating to the Fund and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.


FINANCIAL STATEMENTS AND EXPERTS

              The Annual Report for the Fund and the Portfolio for the fiscal period ended February 28, 1995 accompanies this Statement of Additional Information. The financial statements and notes thereto in that Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

              A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

              "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

              "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

              "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

              "B" - Issue has only a speculative capacity for timely payment.

              "C" - Issue has a doubtful capacity for payment.

              "D" - Issue is in payment default.


              Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

              "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short- term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

              "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

              "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

              "Not Prime" - Issuer does not fall within any of the Prime rating categories.

              The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "Duff 1," "D-2" and "D-3." D-&
Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D-& Phelps for commercial paper:

              "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

              "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

              "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

              "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

              "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

              "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

              "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


              Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

              "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

              "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

              "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

              "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

              "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

              "D" - Securities are in actual or imminent payment default.

              Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


              Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

              "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

              "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

              "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

              "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


              IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

              "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

              "A2" - Obligations are supported by a good capacity for timely repayment.

              "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

              "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

              "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

              The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

              "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

              "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

              "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

              "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

              "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

              "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

              "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

              "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

              "CC" - Debt is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

              "C" - Debt is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

              "CI" - This rating is reserved for income bonds on which no interest is being paid.

              "D" - Debt is in payment default and is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

              PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

           The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

              "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

              "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

              "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

              Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

              Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

              The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

              "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

              "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

              "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

              "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

              "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

              To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


              The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

              "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

              "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

              "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

              "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

              "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

              To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


              IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

              "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

              "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

              "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

              "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

              "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

              IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


              Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

              "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

              "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

              "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

              "D" - This designation indicates that the long-term debt is in default.

              PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

              A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Corporation for municipal notes:

              "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

              "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

              "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


              Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

              "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

              "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

              "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

              "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

              "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


              Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


              As stated in the Prospectus, the Portfolio may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.       INTEREST RATE FUTURES CONTRACTS

              Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

              The Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, through using futures contracts.

              Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

              Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

              Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

              A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three- month United States Treasury bills; and ninety-day commercial paper. The Portfolio may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

              Examples of Futures Contract Sale. The Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The advisor wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Portfolio might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

              In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

              The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

              If interest rate levels did not change, the Portfolio in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

              Examples of Futures Contract Purchase. The Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Portfolio's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Portfolio would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Portfolio may purchase.

              For example, assume that the market price of a long-term bond that the Portfolio may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Portfolio might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Portfolio would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Portfolio pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

              The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Portfolio would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

              If, however, short-term rates remained above available long-term rates, it is possible that the Portfolio would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

              Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin.
The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

III.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

              There are several risks in connection with the use of futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

              Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

              In instances involving the purchase of futures contracts by a Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

              In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

              Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

              Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

              Successful use of futures by a Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

IV.   OPTIONS ON FUTURES CONTRACTS.

              The Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

              Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

V.  ACCOUNTING AND TAX TREATMENT.

              Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

              Generally, futures contracts and options on futures contracts held by the Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell may be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

              Qualification as a regulated investment company under the Code requires that the Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

              An additional requirement for qualification by the Fund as a regulated investment company under the Code is the Short-Short test described earlier in this Statement of Additional Information. With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking- to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the Fund meets the 30% test for a taxable year, increases and decreases in the value of the Portfolio's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                          PACIFIC HORIZON FUNDS, INC.
                                (THE "COMPANY")
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                          NATIONAL MUNICIPAL BOND FUND

                                  JULY 1, 1995
                           (AS REVISED MARCH 8, 1996)


                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
The Company . . . . . . . . . . . . . . . . . . . . . . . . . .      2
Investment Objectives and Policies  . . . . . . . . . . . . . .      2
Additional Purchase and Redemption Information  . . . . . . . .     14
Additional Information Concerning Taxes . . . . . . . . . . . .     21
Management  . . . . . . . . . . . . . . . . . . . . . . . . . .     24
General Information . . . . . . . . . . . . . . . . . . . . . .     46
Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Appendix B  . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1


         This Statement of Additional Information applies to the Pacific Horizon National Municipal Bond Fund (the "Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated July 1, 1995, as may from time to time be revised (the "Prospectus"), which describes the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by calling Concord Financial Group, Inc. at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                  THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation.

         The Fund commenced operations on January 28, 1994. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified investment portfolio of an open-end management investment company (the "Portfolio") having the same investment objective as that of the Fund.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for the Fund describes the investment objective of the Fund and the Portfolio. Since the investment characteristics of the Fund will correspond to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. The following information supplements and should be read in conjunction with the description of the investment objective and policies for the Portfolio in the Prospectus for the Fund.

PORTFOLIO TRANSACTIONS

         The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal year ended February 28, 1995, and for the period from January 28, 1994 (commencement of operations) through February 28, 1994, the portfolio turnover rate for the Portfolio was 6.19% and 0%, respectively.

         Subject to the general control of the Portfolio's Board of Trustees, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Portfolio. Securities purchased and sold by the Portfolio are generally principal transactions without brokerage commissions. The cost of securities purchased by the Portfolio from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the fiscal year ended February 28, 1995, and for the period from January
28, 1994 (commencement of operations) through February 28, 1994, the Portfolio paid no brokerage commissions.

         In executing portfolio transactions and selecting brokers or dealers, it is the Portfolio's policy to seek the best overall terms available. The Investment Advisory Agreement between the Portfolio and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Board of Trustees of the Portfolio, to cause the Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund, Company or Portfolio. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Portfolio may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company, the Portfolio and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company and the Portfolio. In connection with its investment management services with respect to the

Portfolio, Bank of America will not acquire certificates of deposit or other securities issued by itself or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations.
In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, the Portfolio, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

         The Portfolio may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolio will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Trustees of the Portfolio, believes such practice to be in the interest of the Portfolio.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Portfolio with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1995: (a) the Treasury Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $95,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $95,000,000; (b) the Prime Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $l00,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $120,000,000; Morgan Stanley Group, Inc., Daily Variable Rate Master Note in the principal amount of $120,000,000; Bear Stearns Co., Inc., Series B, Monthly Variable Rate Note in the principal amount of $100,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $120,000,000; (c) the Government Fund held the following securities, Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $40,000,000; Repurchase Agreement with Merrill Lynch Government Securities, Inc. in the principal amount of $40,000,000; and (d) the Prime Value Fund held the following securities, Merrill Lynch & Co., Inc., commercial paper in the principal amount of $7,000,000; Goldman, Sachs Group L.P., Daily Variable Rate Master Note in the principal amount of $7,000,000;

Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $8,000,000; Repurchase Agreement with Goldman, Sachs & Co. in the principal amount of $8,000,000.

         Merrill Lynch & Co., Inc., Goldman Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

         Municipal Securities. The Portfolio currently intends that under ordinary market conditions 80% of its total assets will be invested in municipal securities. This is not, however, a fundamental investment policy.

         Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular Federal income tax.

         The Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Portfolio may also purchase tax-exempt commercial paper.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Fitch Investor's Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ( "D&P") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while

Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The Portfolio's investment adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "Tax Information.") Proposals to further restrict or eliminate the tax benefits of municipal securities, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the Portfolio and the liquidity and value of the Portfolio. In such an event, the Portfolio and the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.


SHORT-TERM INVESTMENTS

         As stated in the Fund's Prospectus, Bank of America may make short-term investments pending investment, during temporary defensive periods, or if, in the opinion of Bank of America, suitable tax-exempt obligations are unavailable. The income earned from such investments may be taxable and therefore not included in the "exempt-interest" dividends the Fund may pay. The following discussion supplements the description of such investments in the Prospectus.

         Bank Certificates of Deposit and Bankers' Acceptances. Certificates of deposit and bankers' acceptances are eligible investments for the Portfolio, as described in the Fund's Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers acceptances will be dollar-denominated obligations of domestic or foreign banks or financial institutions with total assets at the time of purchase in excess of $2.5 billion.

         Commercial Paper and Short-Term Notes. The Portfolio may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by S&P, Prime-2 or higher by Moody's, or similarly rated by another nationally recognized statistical rating organization ("NRSRO"); or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Trustees of the Portfolio. These rating symbols are described in Appendix A.

         Repurchase Agreements. The Portfolio is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Portfolio acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Portfolio to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days will not exceed 15% of the value of the total assets of the Portfolio. The Portfolio is not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or sub-custodian of the Portfolio or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Portfolio would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio's rights with respect to such securities to be delayed or limited. Income from repurchase agreements is taxable and therefore not included in the "exempt-interest" dividends which the Fund will pay. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

         U.S. Government Obligations. The Portfolio is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

         Reverse Repurchase Agreements. As described in the Prospectus, the Portfolio is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever the Portfolio enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Portfolio intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.


OTHER INVESTMENTS

         Variable and Floating Rate Instruments. The Portfolio may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Portfolio, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Portfolio. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to the Portfolio's 15% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

         Zero Coupon Securities. The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity.

         The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interests rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

         When-Issued Securities, Forward Commitments and Delayed Settlements. The Portfolio may purchase securities on a "when-issued," forward commitment or delayed settlement basis. When the Portfolio agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Portfolio will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Portfolio does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of the Portfolio's net assets.

         The Portfolio will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.

In these cases the Portfolio may realize a taxable capital gain or loss.

         When the Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase from the Portfolio, at the Portfolio's option, specified Municipal Securities at a specified price. "Stand-by commitments" acquired by the Portfolio may also be referred to in this Statement of Additional Information as "put" options.

         The amount payable to the Portfolio upon its exercise of a "stand-by commitment" is normally (i) the Portfolio's acquisition cost of the Municipal Securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Portfolio only with the instrument involved.

         The Portfolio expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Portfolio will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

         The Portfolio intends to obtain "stand-by commitments" only from dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

         The Portfolio would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal

Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Portfolio. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

OTHER INVESTMENT LIMITATIONS

         The Prospectus for the Fund sets forth or summarizes certain fundamental policies that may not be changed with respect to the Fund or the Portfolio without the affirmative vote of the holders of the majority of the Fund's outstanding shares or the Portfolio's outstanding interests (as defined below under "General Information - Shareholder Vote"). The following is a list of additional fundamental policies which may not be changed with respect to the Fund or the Portfolio without such a vote.

         NEITHER THE FUND NOR THE PORTFOLIO MAY:

         1. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and that all of the assets of the Fund may be invested in the Portfolio or another investment company.

         2. Purchase or sell real estate (however, the Portfolio may, to the extent appropriate to its investment objective, purchase securities issued by the U.S. Government, its agencies and instrumentalities, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         3. Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Portfolio for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

         4. Underwrite the securities of other issuers, except that all of the assets of the Fund may be invested in the Portfolio or another investment company.

         5. Purchase securities of companies for the purpose of exercising control.

         6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities), but may enter into futures contracts and options thereon in accordance with its Prospectus.

         7. Acquire any other investment company or investment company security except as provided for in the Investment Company Act of 1940; provided that all of the assets of the Fund may be invested in the Portfolio or another investment company.

         8. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Portfolio may acquire standby commitments with respect to its Municipal Securities and may enter into futures contracts and options thereon to the extent disclosed in the Prospectus and this Statement of Additional Information.

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         In order to permit the Fund to sell its shares in certain states, the Company or the Portfolio may make commitments more restrictive than the investment policies and limitations described above. As of the date of this Statement of Additional Information, the following such commitments have been made:

         1.   The Portfolio will not invest in oil, gas or mineral leases.

         2. The Portfolio will not purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in real estate investment trusts ("REITS") or readily marketable securities of companies that invest in real estate investments in real estate limited partnerships.

         3. The Portfolio will not purchase or retain the securities of any issuer if the Officers or Trustees of the Portfolio or its investment adviser, owning beneficially more than one half of one percent of the securities of an issuer together own beneficially more than 5% of the securities of that issuer.

         4. The Portfolio will not invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         If the Portfolio determines that a commitment that has been made is no longer in its best interests, it will revoke the commitment and notify the Fund that it has done so. In such an event, the Fund may no longer be able to sell its shares in the state where such commitment has been revoked.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus. The net asset value of the Portfolio is determined at the same time and on the same days as the net asset values per share of the Fund is determined. The net asset value of the Fund is equal to the Fund's pro rata share of the total investments and other assets of the Portfolio, less any liabilities with respect to the Fund, including the Fund's pro rata share of the Portfolio's liabilities. Additional information is contained below.

         The Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by the Portfolio's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter the Master Trust assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

SUPPLEMENTARY PURCHASE INFORMATION

         For the purpose of applying the Right of Accumulation or Letter of Intent privileges described in the Prospectus, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for the Fund's Exchange Privilege.

         The computation of the hypothetical offering price per share for the Fund based on the value of the Fund's net assets on February 28, 1995 and the Fund's outstanding securities on such date is as follows:

                          NATIONAL MUNICIPAL BOND FUND

Net Assets                                                            $2,519,992

Outstanding Securities                                                   261,439

Net Asset Value Per Share                                             $     9.64

Sales Charge - 4.50% of
  offering price (4.71% of
  net asset value per share)                                          $     0.45

Offering Price to Public                                              $    10.09


SUPPLEMENTARY REDEMPTION INFORMATION

         Shares of the Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. (Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of the Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of the Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge imposed on shareholders who purchased shares of the Fund of $1 million or more without a front-end sales load and redeem such shares within 2 years after purchase) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors in the Fund redeeming by Check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Fund's Prospectus.

         Because dividends on the Fund accrue daily, Checks should not be used to close an account, as a small balance is likely to result.

         Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION:

         In General. As described in the Prospectus, Fund shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days.

         Shares in the Fund are sold with a sales load. However, there is no front-end sales load on combined purchases of shares of $1 million or more. Concord Financial Group, Inc. will pay commissions of up to 1.00% to brokers whose customers purchase such shares. Additionally, a 1.00% and 0.50% contingent deferred sales charge is applicable to shareholders who purchase shares of the Fund of $1 million or more without a front-end sales load and redeem such shares within one year and two years, respectively, after purchase. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

         Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

         Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the Fund; the investor's portfolio account number; and the investor's name.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds. Shareholders may also exchange all or a part of their Pacific Horizon Shares for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B, C and D below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds.

         B. Shares of any investment portfolio in the Pacific Horizon Family of Funds or the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         C. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

         D. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund.

         Neither a contingent deferred sales charge nor a front-end sales load will be imposed at the time of exchange if a shareholder purchases shares of the Fund of $1 million or more without a front-end sales load and exchanges such shares for shares of another investment portfolio of the Company or Time Horizon Funds. However, shares acquired in the exchange are subject to a contingent deferred sales charge of 1.00% and 0.50%, respectively, on redemptions within one year and two years after purchase.

         Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family or the Time Horizon Funds which are sold with a sales load.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         Miscellaneous. Certificates for shares will not be issued.

         Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of the Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

         If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. Additionally, the Company has made an undertaking to the State of Texas that it may only make payment of such proceeds wholly or in part in "readily marketable" securities or other property. (If the Company determines that such undertaking is no longer in its best interests, it will revoke the commitment. In such an event, the Fund may no longer be able to sell its shares in the State of Texas.) In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.


                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL

         The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities i.e., exempt-interest dividends) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. The Fund's policy is to pay each year as exempt-interest dividends substantially all the Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations.

         Exempt-interest dividends may be treated by shareholders of the Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Fund. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.

         In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund will be taxed on its undistributed investment company taxable income, if any.

         The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. See
Appendix B -- "Accounting and Tax Treatment" for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short test.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail currently to distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to shareholders (i) who have failed to provide either a correct tax identification number in the manner provided, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Company either that they are subject to backup withholding when they are required to do so or that they are "exempt recipients."

         At February 28, 1995, the Fund had capital loss carryforwards of $3,632, which will expire in fiscal 2003. To the extent provided by the regulations in the Code, these capital loss carryforwards will be used to offset future capital gains on securities transactions. As such, it is probable that the gains so offset will not be distributed to shareholders.

TAXATION OF THE PORTFOLIO

         Management of the Portfolio intends for the Portfolio to be treated as a partnership rather than as a regulated investment company or a corporation under the Code. As a partnership under the Code, any interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to its investors regardless whether any amounts are actually distributed by the Portfolio.

         Each investor in the Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy Code requirements applicable to regulated investment companies, assuming that the investor invested all of its assets in the Portfolio.

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         Because state and local tax consequences may be different from the Federal tax consequences described above, shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.


                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

         The directors and officers of the Company, their addresses, ages and principal occupations during the past five years are:

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
Thomas M. Collins                   61               Director                        Of counsel, law firm of
McDermott & Trayner                                                                  McDermott & Trayner;
225 S. Lake Avenue                                                                   Partner of the law firm
Suite 410                                                                            of Musick, Peeler &
Pasadena, CA 91101-3005                                                              Garrett (until April,
                                                                                     1993); Trustee, Master
                                                                                     Investment Trust Series I
                                                                                     and Master Investment
                                                                                     Trust, Series II
                                                                                     (registered investment
                                                                                     companies) (since 1993);
                                                                                     former Director, Bunker
                                                                                     Hill Income Securities,
                                                                                     Inc. (registered
                                                                                     investment company)
                                                                                     through 1991.

Douglas B. Fletcher                 70               Vice Chairman                   Chairman of the Board and
Fletcher Capital                                     of the Board                    Chief Executive Officer,
Advisors Incorporated                                                                Fletcher Capital
4 Upper Newport Plaza                                                                Advisors, Incorporated,
Suite 100                                                                            (registered investment
Newport Beach, CA 92660-2629                                                         adviser) 1991 to date;
                                                                                     Partner, 1991 Newport
                                                                                     Partners (private venture
                                                                                     capital firm), 1981 to
                                                                                     date; Chairman of the
                                                                                     Board and Chief Executive
                                                                                     Officer, First Pacific
                                                                                     Advisors, Inc.
                                                                                     (registered investment
                                                                                     adviser) and seven
                                                                                     investment companies
                                                                                     under its management,
                                                                                     prior to 1983; former
                                                                                     Allied Member, New York
                                                                                     Stock Exchange; Chairman
                                                                                     of the Board of FPA
                                                                                     Paramount Fund, Inc.
                                                                                     through 1984; Director,
                                                                                     TIS Mortgage Investment
                                                                                     Company (real estate
                                                                                     investment trust);
                                                                                     Trustee and former Vice
                                                                                     Chairman of the Board,
                                                                                     Clare mont McKenna
                                                                                     College; Chartered
                                                                                     Financial Analyst.

Robert E. Greeley                   62               Director                        Chairman, Page Mill
Page Mill Asset                                                                      Asset Management (a
  Management                                                                         private investment
433 California Street                                                                company) since 1991;
Suite 900                                                                            Manager, Corporate
San Francisco, CA 94104                                                              Investments, Hewlett
                                                                                     Packard Company from

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
                                                                                     1979 to 1991; Trustee,
                                                                                     Master Investment Trust,
                                                                                     Series I and Master
                                                                                     Investment Trust, Series
                                                                                     II (since 1993);
                                                                                     Director, Morgan Grenfell
                                                                                     Small Cap Fund (since
                                                                                     1986); former Director,
                                                                                     Bunker Hill Income
                                                                                     Securities, Inc. (since
                                                                                     1989) (registered
                                                                                     investment companies);
                                                                                     former Trustee,
                                                                                     SunAmerica Fund Group
                                                                                     (previously Equitec
                                                                                     Siebel Fund Group) from
                                                                                     1984 to 1992.

Kermit O. Hanson                    79               Director                        Vice Chairman of the
17760 14th Ave., N.W.                                                                Advisory Board, 1988 to
Seattle, WA 98177                                                                    date, Executive Director,
                                                                                     1977 to 1988, Pacific Rim
                                                                                     Bankers Program (a
                                                                                     non-profit educational
                                                                                     institution); Dean
                                                                                     Emeritus, 1981 to date,
                                                                                     Dean, 1964-81, Graduate
                                                                                     School of Business
                                                                                     Administration,
                                                                                     University of Washington;
                                                                                     Director, Washington
                                                                                     Federal Savings & Loan
                                                                                     Association; Trustee,
                                                                                     Seafirst Retirement Funds
                                                                                     (since 1993) (registered
                                                                                     investment company).

Cornelius J. Pings*                 66               Chairman of                     President, Association of
Association of American                              the Board and                   American Universities,
    Universities                                     President                       February 1993 to date;
One DuPont Circle                                                                    Provost, 1982 to January
Suite 730                                                                            1993, Senior Vice
Washington, DC 20036                                                                 President for Academic
                                                                                     Affairs, 1981 to January
                                                                                     1993, University of
                                                                                     Southern California;
                                                                                     Trustee, Master
                                                                                     Investment Trust, Series
                                                                                     I and Master Investment
                                                                                     Trust, Series II (since
                                                                                     1995).

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
Kenneth L. Trefftzs                 83               Director                        Private Investor;
11131 Briarcliff Drive                                                               formerly Distinguished
San Diego, CA 92131-1329                                                             Emeritus Professor of
                                                                                     Finance and Chairman of
                                                                                     the Department of Finance
                                                                                     and Business Economics of
                                                                                     the Graduate School of
                                                                                     Business of the
                                                                                     University of Southern
                                                                                     California; former
                                                                                     Director, Metro Goldwyn
                                                                                     Mayer, Inc.; Director,
                                                                                     Fremont General
                                                                                     Corporation (insurance
                                                                                     and financial services
                                                                                     holding company);
                                                                                     Director, Source Capital,
                                                                                     Inc. (closed-end
                                                                                     investment company);
                                                                                     Director of three
                                                                                     open-end investment
                                                                                     companies managed by
                                                                                     First Pacific Advisors,
                                                                                     Inc.; formerly Chairman
                                                                                     of the Board of Directors
                                                                                     (or Trustees) of nineteen
                                                                                     investment companies
                                                                                     managed by American
                                                                                     Capital Asset Management,
                                                                                     Inc.

Richard E. Stierwalt                40               Executive                       Chairman of the Board and
125 W. 55th Street                                   Vice President                  Chief Executive Officer,
New York, NY 10019                                                                   July 1993 to date, prior
                                                                                     thereto Senior Director,
                                                                                     Managing Director and
                                                                                     Chief Executive Officer
                                                                                     of the Administrator and
                                                                                     Distributor, February
                                                                                     1987 to July 1993;
                                                                                     President, Master
                                                                                     Investment Trust, Series
                                                                                     I, Master Investment
                                                                                     Trust, Series II and
                                                                                     Seafirst Retirement Funds
                                                                                     (since 1993); First Vice
                                                                                     President, Trust
                                                                                     Operation Administration,
                                                                                     Security Pacific National
                                                                                     Bank, 1983-1987.

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
William B. Blundin                  57               Executive Vice                  Vice Chairman, July 1993
125 W. 55th Street                                   President                       to date, prior thereto
New York, NY  10019                                                                  Director and President of
                                                                                     the Administrator and
                                                                                     Distributor, February
                                                                                     1987 to July 1993;
                                                                                     Executive Vice President,
                                                                                     Master Investment Trust,
                                                                                     Series II and Seafirst
                                                                                     Retirement Funds (since
                                                                                     1993); Senior Vice
                                                                                     President, Shearson
                                                                                     Lehman Brothers,
                                                                                     1978-1987.

Irimga McKay                        35               Vice                            Senior Vice President,
7863 Girard Avenue                                   President                       July 1993 to date, prior
Suite 306                                                                            thereto First Vice
La Jolla, CA 92037                                                                   President of the
                                                                                     Administrator and
                                                                                     Distributor, November
                                                                                     1988 to July 1993; Vice
                                                                                     President, Master
                                                                                     Investment Trust, Series
                                                                                     II and Seafirst
                                                                                     Retirement Funds (since
                                                                                     1993); Regional Vice
                                                                                     President, Continental
                                                                                     Equities, June 1987 to
                                                                                     November 1988; Assistant
                                                                                     Wholesaler, VMS Realty
                                                                                     Partners (a real estate
                                                                                     limited partnership), May
                                                                                     1986 to June 1987.

W. Eugene Spurbeck                  39               Assistant Vice                  Manager of Client
BISYS Fund Services                                  President                       Services of the
515 Figueroa Street                                                                  Administrator (1993 to
Suite 335                                                                            date); Assistant Vice
Los Angeles, CA 92307                                                                President, Master
                                                                                     Investment Trust, Series
                                                                                     II; Vice President,
                                                                                     Seafirst Retirement Funds
                                                                                     (since 1995); Vice
                                                                                     President of Retail
                                                                                     Lending Operations Banc
                                                                                     One (1989 to 1993).

Martin R. Dean                      31               Treasurer                       Manager of Fund
3435 Stelzer Road                                                                    Accounting of BISYS Fund
Columbus, OH  43219                                                                  Services, May 1994 to
                                                                                     Present; Treasurer,
                                                                                     Master Investment Trust,
                                                                                     Series II and Seafirst
                                                                                     Retirement Funds (since
                                                                                     1995); Senior Manager at

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
                                                                                     KPMG Peat Marwick
                                                                                     previously 1990-1994.

W. Bruce McConnel, III              52               Secretary                       Partner of the law firm
1345 Chestnut Street                                                                 of Drinker Biddle &
Philadelphia National Bank                                                           Reath.  Secretary,
Building, Suite 1100                                                                 Master Investment Trust,
Philadelphia, PA 19107                                                               Series I, Master
                                                                                     Investment Trust, Series
                                                                                     II and Seafirst
                                                                                     Retirement Funds

George O. Martinez                  35               Assistant                       Senior Vice President and
3435 Stelzer Road                                    Secretary                       Director of Legal and
Columbus, OH 43219                                                                   Compliance Services, of
                                                                                     the Administrator. since
                                                                                     April 1995; Assistant
                                                                                     Secretary, Master
                                                                                     Investment Trust, Series
                                                                                     II and Seafirst
                                                                                     Retirement Funds (since
                                                                                     1995); prior thereto,
                                                                                     Vice President and
                                                                                     Associate General
                                                                                     Counsel, Alliance Capital
                                                                                     Management, L.P.

--------------
*   Mr. Pings is an "interested director" of the Company as defined in the 1940
Act.


         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Trefftzs. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in consideration of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in severance until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Fund, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1995, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $334,168. Of that amount, $27,065 was allocated to the Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board, including a majority of its directors who are not "interested persons" of the Company, effective March 1, 1995, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director provided as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by this Company but shall be binding upon its successors in interest. The payment of such benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES II

         The trustees and officers of Master Investment Trust, Series II (the "Master Trust"), a Delaware business trust of which the Portfolio is a series, their addresses, ages and principal occupation during the past five years are:

                                                     Position with
Name and Address                    Age              Company                         Principal Occupation
----------------                    ---              -------                         --------------------
Thomas M. Collins                   61               Chairman of the Board           See "Directors and
McDermott & Trayner                                                                  Officers of the
225 S. Lake Avenue,                                                                  Company."
Suite 410
Pasadena, CA  91101-3005

Michael Austin                      59               Trustee                         Chartered Accountant;
Victory House,                                                                       Trustee, Master Investment
Nelson Quay                                                                          Trust, Series I (since
Governor's Harbor                                                                    1993); Retired Partner,
Grand Cayman                                                                         KPMG Peat Marwick LLP.
Cayman Islands
British West Indies

Robert E. Greeley                   62               Trustee                         See "Directors and
Page Mill Asset                                                                      Officers of
Management                                                                           the Company."
433 California Street
Suite 900
San Francisco, CA 94101

                                                     Position with
Name and Address                    Age              Company                         Principal Occupations
----------------                    ---              -------                         ---------------------
Robert A. Nathane*                  70               Trustee                         Retired President, Laird
1200 Shenandoah Drive                                                                Norton Trust Company,
East                                                                                 Chairman of the Board of
Seattle, WA  98112                                                                   Advisors, Phoenix Venture
                                                                                     Funds; Trustee, Master
                                                                                     Investment Trust, Series I
                                                                                     (since 1993); Trustee,
                                                                                     Seafirst Retirement Funds
                                                                                     (since 1993); former
                                                                                     Supervisor, Collective
                                                                                     Investment Trust for
                                                                                     Seafirst Retirement
                                                                                     Accounts; former Trustee,
                                                                                     First Funds of America
                                                                                     (registered investment
                                                                                     companies).

Cornelius J. Pings                  66               Trustee                         See "Directors and
Association of American                                                              Officers of the
  Universities                                                                       Company."
One DuPont Circle
Suite 730
Washington, DC 20036

Richard E. Stierwalt                40               President                       See "Directors and
125 West 55th Street                                                                 Officers of the
New York, NY  10019                                                                  Company."

William B. Blundin                  57               Executive Vice President        See "Directors and
125 West 55th Street                                                                 Officers of the
New York, NY  10019                                                                  Company."

Irimga McKay                        35               Vice President                  See "Directors and
7863 Girard Avenue                                                                   Officers of the
Suite 306                                                                            Company."
La Jolla, CA  92037

W. Eugene Spurbeck                  39               Assistant                       See "Directors and
BISYS Fund Services                                  Vice President                  Officers of the
515 Figueroa Street                                                                  Company."
Suite 335
Los Angeles, CA 92307

W. Bruce McConnel, III              52               Secretary                       See "Directors and
1345 Chestnut Street                                                                 Officers of the
Philadelphia, PA  19107                                                              Company."

Martin R. Dean                      31               Treasurer                       See "Directors and
3435 Stelzer Road                                                                    Officers of the
Columbus, OH 43219                                                                   Company."

George O. Martinez                  35               Assistant Secretary             See "Directors and
3435 Stelzer Road                                                                    Officers of the
Columbus, OH 43219                                                                   Company."

--------------
* Mr. Nathane is an "interested trustee" of the Master Trust as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $1,500 plus $500 per meeting attended and $250 per day for each full day devoted to travel in connection with each meeting attended, for his services as trustee of the Portfolio. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. The trustees and officers of the Master Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

         The following chart provides certain information about the director/trustee fees of the Company's and Master Trust's directors/trustees as of February 28, 1995:

                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                                    PENSION OR                                  FROM
                                                                    RETIREMENT          ESTIMATED            REGISTRANT
                           AGGREGATE            AGGREGATE            BENEFITS             ANNUAL              AND FUND
                         COMPENSATION          COMPENSATION         ACCRUED AS           BENEFITS             COMPLEX*
NAME OF PERSON/            FROM THE              FROM THE          PART OF FUND            UPON               PAID TO
POSITION                    COMPANY            MASTER TRUST          EXPENSES           RETIREMENT           DIRECTORS
--------                    -------            ------------          --------           ----------           ---------
Thomas M. Collins          $100,000              $5,000                 $0                  $0                $110,000
President and
Chairman of the
Board+

Douglas B. Fletcher        $ 57,500              $    0                 $0                  $0                $ 57,500
Vice Chairman of
the Board

Robert E. Greeley**        $ 57,500              $4,031                 $0                  $0                $ 65,781
Director

Kermit O. Hanson           $ 57,500              $    0                 $0                  $0                $ 63,500
Director

Cornelius J. Pings         $ 57,500              $    0                 $0                  $0                $ 57,500
Director

Kenneth L. Trefftzs        $ 57,500              $    0                 $0                  $0                $ 57,500
Director

--------------
* The "Fund Complex" consists of the Company, Seafirst Retirement Funds, the Master Trust and Master Investment Trust, Series I.

**  Mr. Greeley became a director of the Company on April 25, 1994.

+ Mr. Colllins was President and Chairman of the Board of the Company until August 31, 1995.

INVESTMENT ADVISOR

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the other investment portfolios of the Company since the commencement of its operations. As described in the Prospectus, the Fund has not retained the services of an investment adviser since it seeks to achieve its investment objective by investing all of its assets in the Portfolio. In the Investment Advisory Agreement with the Master Trust, Bank of America has agreed to provide investment advisory services as described in the Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolio. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement for the Portfolio, the Master Trust has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rate of .35% of the average net assets of the Portfolio.

         For the fiscal year ended February 28, 1995, Bank of America waived its entire investment advisory fee of $6,147, assumed certain operating expenses of the Portfolio in the amount of $121,591, and assumed certain operating expenses of the Fund in the amount of $180,700.

         For the period from January 28, 1994 (commencement of operations) through February 28, 1994, Bank of America waived its entire investment advisory fees of $108, assumed certain operating expenses of the Portfolio in the amount of $34,404, and assumed certain operating expenses of the Fund in the amount of $18,272. The fees payable to Bank of America are not subject to reduction as the value of the Portfolio's net assets increases. From time to time, Bank of America may waive fees or reimburse the Company or the Portfolio for expenses voluntarily or as required by certain state securities laws. See "Management - Administrator" for instances where the Fund's Administrator is required to make expense reimbursements to the Company.

         The Investment Advisory Agreement for the Portfolio provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Portfolio contemplated by the Investment Advisory Agreement, the Prospectus, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolio or from continuing to purchase Fund shares for the accounts of its customers.

         For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Fund's Prospectus.

         On the other hand, as described herein, the Fund is currently distributed by Concord Financial Group, Inc., and Concord Holding Corporation, its parent, provides the Fund with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Portfolio and the Company expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Portfolio and the Company expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Holding Corporation or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Portfolio's Board of Trustees or the Company's Board of Directors.

ADMINISTRATOR

         Concord Holding Corporation (the "Administrator"), with offices at 125
W. 55th Street, New York, New York 10019 and 3435 Stelzer Road, Columbus, Ohio 43219, is a wholly-owned subsidiary of The BISYS Group, Inc. The Administrator also serves as administrator to several other investment companies.

         The Administrator provides administrative services to the Company and the Portfolio as described in the Fund's Prospectus pursuant to separate administration agreements for the Company and the Portfolio. The Portfolio's administration agreement will continue in effect until October 31, 1996, and thereafter for successive periods of one year, provided the agreement is not sooner terminated. The Portfolio's administration agreement is terminable at any time by the Portfolio's Board of Trustees or by a vote of a majority of the Portfolio's outstanding interests upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Portfolio. The Fund's administration agreement will continue in effect until October 31, 1996 and thereafter will be extended for successive periods of one year, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of the Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

         The Company has agreed to pay the Administrator a fee for its services as Administrator, accrued daily and payable monthly, at the annual rates of .15% of the average net assets of the Fund, and .05% of the average net assets of the Portfolio. The fees payable to the Administrator are not subject to reduction as the value of the Fund's and the Portfolio's net assets increases. From time to time, the Administrator may waive fees or reimburse the Company and Portfolio for expenses, either voluntarily or as required by certain state securities laws.

         For the fiscal year ended February 28, 1995, the Administrator waived the administration fees due from the Portfolio and the Fund in the amounts of $896 and $2,720, respectively.

         For the period from January 28, 1994 (commencement of operations) through February 28, 1994, the Administrator waived the administration fees due from the Portfolio and the Fund in the amounts of $15 and $46, respectively.

         If total expenses borne by the Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company and the Master Trust may deduct from the payments to be made with respect to the Fund and the Portfolio to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company limits aggregate annual expenses with respect to the Fund (including management, advisory fees and the Fund's pro rata shares of such expenses of the Portfolio, but excluding interest, taxes, brokerage commissions, and certain other expenses) to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Administrator and Bank of America may assume certain expenses and/or not receive payment of fees of the Fund or Portfolio, while retaining the ability to be reimbursed by the Fund or Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

         The Administrator will bear all expenses in connection with the performance of its services under the administration agreements with the exception of the fees charged by PFPC, Inc. for certain fund accounting services which are borne by the Fund and the Portfolio. Expenses borne by the Fund and/or Portfolio include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or any of their affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

         The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolio in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.


DISTRIBUTOR AND PLAN PAYMENTS

         Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect until October 31, 1996. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

         For the fiscal year ended January 28, 1995, the Distributor received $85,535 in sales loads in connection with share purchases, of which the Distributor and various affiliates of Bank of America retained $9,400 and $74,860, respectively. The balance was paid to selling dealers.

         For the period from January 28, 1994 (commencement of the Fund's operations) through February 28, 1994, the Distributor received $23,828 in sales loads in connection with share purchases, of which the Distributor and various affiliates of Bank of America retained $2,650 and $21,178, respectively. The balance was paid to selling dealers.

         The Distributor is entitled to payment by the Company for certain shareholder servicing expenses in addition to the sales loads described above and in the Prospectus under the Shareholder Service Plan (the "Plan") adopted by the Company. Under the Shareholder Service Plan, the Company pays the Distributor, with respect to the Fund, for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support service to the shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Servicing Organization has a servicing relationship ("Clients").

         Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Fund on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares;
(vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients;
(viii) assisting in processing exchange and redemption requests from Clients;
(ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

         The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets of the Fund during such month for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of the Fund must be in payment for expenses incurred on behalf of the Fund.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitation described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under the Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         For the fiscal year ended February 28, 1995, and for the period January 28, 1994 (commencement of operations) through February 28, 1994, the Distributor waived all shareholder servicing fees in the amounts of $4,533 and $77, respectively.

         Payments for shareholder service expenses under the Shareholder
Service Plan are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Shareholder Service Plan, the Distributor provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plan provides that the selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Service Plan
(or related servicing agreements) (the "Non-Interested Plan Directors").

         The Company's Board of Directors has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is subject to annual re-approval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to the Fund by a vote of a majority of such Directors or by vote of the holders of a majority of the shares of the Fund. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the shares of the Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

         The following table shows all sales loads, commissions and other compensation received by the Distributor directly or indirectly from the Fund during the most recent fiscal year ended February 28, 1995:

                                                                                Brokerage
                                                                                Commis-
                                Net Under-                                      sions in
                                writing Dis-          Compensation              connection
                                counts and            on Redemption             with Fund             Other
                                Commissions           and Repurchase            Transactions          Compensation(1)
                                -----------           --------------            ------------          ---------------
Concord Financial
  Group, Inc.

  National Municipal
    Bond Fund                   $9,400                    $ 0                        $ 0                $ 0

---------------

(1) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the Fund (see
         "Management-Administrator" above) and (ii) payments made under the Shareholder Service Plan (see discussion above).

YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN

         From time to time, the yield, tax-equivalent yield and the total return of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original
Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.
The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund and a Portfolio), as well as the views of the Portfolio's investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and may include testimonials as to the investment adviser's capabilites by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling (800) 346-2087.

         Yield Calculations. The yield of the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                   a-b
                      Yield = 2 [(----- + 1)(6) - 1]
                                   cd

         Where:     a = dividends and interest earned during the period.

                    b = expenses accrued for the period (net of
                        reimbursements).

                    c = the average daily number of shares outstanding
                        during the period that were entitled to receive dividends.

                    d = maximum offering price per share on the last day
                        of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax- exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price.

         The Fund's "tax-equivalent" yield is computed by dividing that portion of the Fund's yield (calculated as above) that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax exempt. Tax-equivalent yields assume the payment of Federal income taxes at the stated rate.

         Based on the foregoing calculations, the Fund's yield and tax-equivalent yield (after fee waivers and reimbursements) for the 30 day period ended February 28, 1995 were 5.46% and 7.91%, respectively.

         Total Return Calculations. The Fund may compute its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                          ERV  (1/n)
                                   T = [(-----)  - 1]
                                           P

                Where:     T =   average annual total return.

                         ERV =   ending redeemable value at the end
                                 of the period covered by the
                                 computation of a hypothetical $1,000
                                 payment made at the beginning of the
                                 period.

                           P =   hypothetical initial payment of $1,000.

                           n =   period covered by the computation,
                                 expressed in terms of years.

         The Fund computes its aggregate total return by determining the aggregate rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                ERV
                                               -----
                    aggregate total return = [(  P  - 1)]


         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

         Based on the foregoing calculations, the average annual total return (after fee waivers and reimbursements) for the Fund for the one year period ended February 28, 1995 and for the period January 28, 1994 (commencement of operations) through February 28, 1995 were (1.84)% and (2.62)%, respectively. Based on the foregoing calculations, the aggregate annual total return (after fee waivers and reimbursements) for the Fund for the one year period ended February 28, 1995 and for the period January 28, 1994 (commencement of operations) through February 28, 1995 were (1.84)% and (2.82)%, respectively

         The Fund may advertise total return data without reflecting the sales load imposed on the purchase of shares of the Fund in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock - Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class Q represents interests in the National Municipal Bond Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of each of the Company's funds in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

THE PORTFOLIO

         The Portfolio is a separate series of Master Investment Trust, Series II, which was organized October 26, 1992 as a Delaware business trust. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of interests of beneficial interest and to establish and designate any unissued interests of one or more additional series of interests. Investors in the Portfolio are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Portfolio. Investors are also entitled to participate in the net distributable assets of the Portfolio on liquidation. Beneficial interests have no preemptive, conversion or exchange rights.

REPORTS

         Shareholders will receive unaudited semi-annual reports describing the Portfolio's and the Fund's investment operations and annual financial statements of the Portfolio and the Fund, audited by the independent accountants.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

         PNC Bank, National Association ("PNC") has been appointed custodian for the Fund and the Portfolio. PFPC Inc., ("PFPC") 103 Bellevue Parkway, Wilmington, DE 19809, provides the Fund and Portfolio with certain accounting services pursuant to separate fund accounting services agreements with the Administrator. Under the fund accounting services agreements, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Portfolio, respectively. The monthly fees charged by PFPC under the fund accounting services agreements are borne by the Fund and the Portfolio, respectively. As custodian of the assets of the Fund and the Portfolio, PNC (i) maintains a separate account or accounts in the name of the Fund and Portfolio (as applicable), (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money, (iv) collects and receives income and other payments and distributions on account of portfolio securities, (v) responds to correspondence from security brokers and others relating to its respective duties and (vi) makes periodic reports concerning its respective duties.

         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as transfer and dividend disbursing agent for the Fund.

COUNSEL

         Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and the Master Trust and will pass upon the legality of the shares offered hereby.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund and for the Portfolio.

SHAREHOLDER VOTE

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding interests of the Portfolio, the outstanding shares of the Fund or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding interests of the Portfolio, the outstanding shares of the Fund or such series, or (b) 67% of the interests of the Portfolio, the shares of the Fund or such series present at a meeting at which more than 50% of the outstanding interests of the Portfolio, the outstanding shares of the Fund or series (as applicable) are represented in person or by proxy.

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 98,230,626.530 shares (7.70%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 1,044,975,154.790 shares (82.00%); and
Hellman & Freidman

Capital Partners II, Limited Partnership, Attention: Georgia Lee, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 1,216,118,073.700 shares (095.42%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Treasury Fund was as follows: Bank of America Trustee/Custodian for Investing in Horizon Treasury, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 398,540,438.170 shares (68.901%); Security Pacific State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds (L. Goekjian), P.O. Box 91630, Pasadena, CA 91101, 94,279,024.120 shares (16.299%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: Bank of America FM&TS Operat CA, Attn:
CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 65,745,555.320 shares (23.658%); Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193, 63,974,589.270 shares (23.020%). Security Pacific
State Trust Co., Agreement for Sec. PACWA Participants, Attn: Cash Sweep Funds, P.O. Box 91630, Pasadena, CA 91101, 56,906,301.540 shares (20.477%); and
Security Pacific Cash Management, c/o Bank of America - GPO M/C 5533, Attn:
Liezel Barangan, 1850 Gateway Boulevard, Concord, CA 94520, 77,003,300 shares (27.709%). At June 15, 1995, the name, address and, share ownership of the entity which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Fund was as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 263,629,755.130 shares (65.51%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 514,119,226.900 shares (38.76%); Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 392,983,248.780 shares (29.63%); and Southwest Securities Inc., Attn:
Cashiering, 201 Elm Street, Suite 4300, Dallas, TX 75270, 169,018,910.270 shares (12.74%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America Trustee/Custodian for Investing Horizon Prime, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 91201, 385,058,852.030 shares (56.838%); and Bank of America NT&SA, Attn: Kay Warren/Dept. #5596, 1455 Market Street, San Francisco, CA 94103, 57,300,000.00 shares (9.934%). At June 15, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Service

Shares of the Prime Fund were as follows: Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 752,776,315.610 shares (70.26%).

         At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management and Trust Services, 701 S. Western Avenue, Glendale, CA 91201, 74,038,082.090 shares (9.835%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 86,407,261.23 shares (11.478%); Security Pacific Cash Management, c/o Bank of America. GPO. M/C 5533 Attn: Liezel Barangan, 1850 Gateway Boulevard, M/C 5533, Concord, CA 94520, 379,755,600.000 shares (50.447%); Security Pacific State Trust Co., Agreement for SecPAC WA Participants, Attn: Cash Sweep Funds (L. Goekjian) P.O. Box 91630, Pasadena, CA 91101, 54,321,621.330 shares (7.216%); and Southwest Securities Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 4300, Dallas, TX 75270, 130,146,660.030 shares (17.289%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 12,233,845.190 shares (39.73%); Southwest Securities Inc.,
Attn: Cashiering, 1201 Elm Street, Suite 4300, Dallas, TX, 75270, 10,387,253.930 shares (33.73%); and Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 6,515,635.730 shares (21.16%).

         At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America Custodian For Investing in Horizon Tax-Exempt Money Fund, Attn: Eric Peterson, 701 S. Western Avenue, 2nd Floor, Glendale, CA 19201, 129,582,555.65 shares (38.576%);
Continental Bank National Association Custodian for the Benefit of Custodian Co.
Attn: Mary Chester, 231 South LaSalle Street, 6Q, Chicago, IL 60697, 152,699,416.270 shares (45.458%); and Maine Midland Bank NA, Investment Services, 17th Floor, Attn: Christine Mincel, One Marine Midland Center, Buffalo, NY 14203, 21,684,672.980 shares (6.455%).

         At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the Tax-Exempt Money Fund were as follows: Furman C. Moseley and Susan R. Moseley Tenn. In Common, 1201 3rd Avenue, Box 7C, Seattle, WA

98101, 4,165,513.060 shares (9.91%); Omnibus A/C for the shareholder accounts maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,398,544.590 shares (53.31%); and Omnibus A/C for the Shareholder Accounts maintained by Concord Financial Services Inc. Attn: First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 3,494,305.180 shares (8.31%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 1,362,028.590 shares (5.260%); Bank of America FM&TS Oper. CA, Attn: CTF Unit, 701 South Western Avenue, Glendale, CA 91201, 2,293,907.40 shares (8.859%); and Southwest Securities, Inc., Attn: Mary Lisenber, 1201 Elm Street, Suite 430, Dallas, TX 75270, 21,021,580.530 shares (81.187%). At June 15,
1955, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: Bank of America, NT&SA, The Private Bank, Attn: ACI Unit #8329, 701 S. Western Avenue, Glendale, CA 91201, 79,875,532.090 shares
(22.71%); Bank of America State Trust Co., 299 N. Euclid Avenue., Pasadena, CA 91101, 64,756,966.280 shares (18.41%); and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 170,940,404.650 shares (48.60%). At June 16, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Bank of America NT&SA Trustee/Custodian for Investing in Horizon Shares of the Government Fund, Attn: Cynthia Beauvais, 701 South Western Avenue., Glendale, CA 91201, 9,327,446.350 shares (5.028%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 28,063,486.740 shares (15.129%); Capital Network Services, Attn: Donna Novell, One Bush Street, 11th Floor, San Francisco, CA 94104, 24,227,801.980 shares (13.061%); County of Orange, Matt Raabe, P.O. Box 4515, Santa Ana, CA 92702, 10,000,000.000 shares (5.391%); Cypress Insurance Co., Attn: Larry Tetzloff, 9290 W. Dodge Road, Omaha, NE 68124, 9,996,515.930 shares (5.389%); Harr & Co.,
c/o Bank of New York, Attn: Bimal Sana, Spec. Prec. Dept., One Wall Street, 5th Floor, New York, NY 10286, 14,000,000.000 shares (7.547%); Micron Electronics Inc., Attn: Debbie Meigand, 900 East Karcher Road, Nanpa, ID 83687, 16,080,510.14 shares (8.669%); and Silocin Magic Corp., Attn: Meng A. Lim, 20300 Stevens Creek Boulevard., Suite 400, Cupertino, CA 95014, 18,058,262.110 shares (9.735%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Spacelabs Medical, Inc.,
Attn: Scott Bender, P.O. Box 97013, Redmond, WA 98073, 14,572,000.000 shares (5.70%); Good Health

Plan of WA, Attn: Tsai Cheng, 1501 9th Avenue, Suite 500, Seattle, WA 98101, 16,584,866.580 shares (6.49%); Omnibus A/C for the Shareholder Accounts maintained by Concord. Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 68,555,257.020 shares (26.85%). At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the Horizon Service Shares of the Government Fund were as follows: Bank of America Nevada Southern Comm. Bank, Attn: Dan Dykes, P.O. Box 98600, Las Vegas, NV 89193-8600, 35,849,966.050 shares (52.294%); and Capital Network Services, Attn: Donna M. Howell, One Bush Street, 11th Floor, San Francisco, CA 94104-4425, 23,929,840.440 shares (34.906%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the Pacific Horizon Shares of the Treasury Only Fund were as follows: Bank of America NT&SA, the Private Bank, Attn: ACI Unit 48329, 701 South Western Avenue, Glendale, CA 91201, 48,516,900.490 shares (31.68%) Bank of America State Trust Co., 299 N. Euclid Avenue, Pasadena, CA 91101, 22,350,831.320 shares (14.59%);
and BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 69,016,521.500 shares (45.06%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: National Home Mortgage Corp., Attn: Mortgage Banking Treasury Operations, 5565 Morehouse Drive, 3rd Floor, San Diego, CA 92121, 12,147.667,580 shares (9.42%); Comcare, Inc., 4001 N. 3rd Street, Suite 120, Phoenix, AZ 85012, 26,230,243.620 shares
(20.34%); and Omnibus A/C For the Shareholder Accounts Maintained by Concord Financial Services Inc., Attn: Linda Zerbe, First and Market Building, 100
First Avenue, Suite 300, Pittsburgh, PA 15222, 21,883,084.450 shares (16.97%).
At June 16, 1995, the name, address and share ownership of the entities which held beneficially more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: BA Investment Service Inc., 555 California Street, 4th Floor Dept. #4337, San Francisco, CA 94104, 6,403,628.120 shares (28.679%); Bank of America NT&SA Trustee/Custodian for Investing in Horizon Service Shares of the Treasury Only Fund, Attn: Cynthia Beauvais, 701 South Western Avenue, Glendale, CA 91201, 3,501,414.020 shares (15.681%); Bank of America State Trust, Attn: Rigo Barrett, 299 N. Euclid Avenue, Pasadena, CA 91101, 5,420,893.150 shares (24.277%); Fair Isaac & Co., Attn: Christine Tam,
120 North Redwood, San Rapheal, CA 94903-1996, 1,338,800.750 shares (5.996%);
Foothill/Eastern Transportation Corridor Agency, Attn: Laura Barker, 201 East Sandpot, Suite 200, Santa Anna, CA 92707, 2,559,586.380 shares (11.463%); and
Nexus, Attn: Kathleen Menace, P.O. Box 60637, Sunnyvale, CA 94088-0637, 2,525,153.380 shares (11.309%). At June 15, 1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding Pacific Horizon Shares of the Prime Value Fund were as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 16,383,467.170 shares (26.45%); and Bank of America State Trust Co., Attn: Leon Goekjian, P.O. Box 91630, Pasadena, CA 91101, 45,078,465.290 shares (72.79%). At
June 16, 1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding Horizon Shares of the Prime Value Fund was as follows: Tice & Co., c/o M&T, Attn: Cash Management Clerk, 8th Floor, P.O. Box 1377, Buffalo, NY 14240, 453,078,561.590 shares (93.510%). At June 15,
1995, the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Pacific Horizon Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., For the Benefit of Clients, 555 California Street, 4th Floor, Department #4337, San Francisco, CA 94104, 204,443,886.590 shares (22.07%). At June 15,
1995, the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: Leo Zuckerman Trust, DTD 12-11-91,4444 Viewridge Avenue, San Diego, CA 92123, 4,850,877.280 shares (5.35%); and Omnibus A/C for the Shareholder Accounts Maintained by Concord Financial Services Inc. Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 13,391,453.970 shares (14.77%). At
June 16, 1995, the name, address and share ownership of the entity which held beneficially more than 5% of the outstanding shares of the Horizon Service Shares of the California Tax-Exempt Money Market Fund was as follows: BA Investment Services Inc., 555 California Street, 4th Floor, Dept. #4337, San Francisco, CA 94109, 13,792,509.310 shares (99.206%). At June 15, 1995, the name, address and shares ownership of the entities which held of record more than 5% of the outstanding shares of the Flexible Bond Fund were as follows:
Peter F. Smith and Jacquelyn L. Smith, JTWROS, 1785 C. Blodgett Road, Mount Vernon, WA 98273, 13,973.917 shares (5.58%); and BA Investment Services, Inc., FBO 200724011, 185 Berry Street, 3rd Floor #2640, San Francisco, CA 94104, 22,436.531 shares (8.96%). At June 15, 1995 the name, address and share ownership of the entity which held of record more than 5% of the outstanding shares of the Asset Allocation Fund was as follows: Bank of America, Texas AATTEE. National-O'Neill Supplemental Savings Plan, Attn: Mutual Funds (81-6-01005-0), P.O. Box 94627, Pasadena, CA 91109, 24,289,973 shares (5.07%).
At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc. FBO 405084421, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 26,336.154 shares (8.31%); and BA Investment Services, Inc., FBO 405266591, 555 California Street, 4th Floor, #2640, San Francisco, CA 94104, 25,034.024 shares (7.90%). At June 15, 1995 the name, address and share ownership of the entities which held of record more than 5% of the outstanding shares of the Corporate Bond Fund were as follows: Dean Witter Reynolds Inc., 5 World Trade Center, 4th Floor, Attn:
5th O Div., New York, NY 10048, 138,820.000 shares (6.93%); and Smith Barney Shearson, Inc., 333 W. 39th Street, 8th Floor, New York, NY 10001, 148,925.482 shares (7.43%).

         At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any other investment portfolio of the Company.

         The Prospectus relating to the Fund and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.


FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report for the Fund and the Portfolio for the fiscal year ended February 28, 1995 accompanies this Statement of Additional Information. The financial statements and notes thereto in that Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         "A2" - Obligations are supported by a good capacity for timely repayment.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business,

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economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non- United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term

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debt.  Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

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

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


         As stated in the Prospectus, the Portfolio may enter into futures contracts and options thereon for hedging purposes. Such transactions are described in this Appendix B.

I.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

         A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of a number of term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The prices are then averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Portfolio will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolio will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         Closing out a futures contract sale prior to the settlement date may be effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's

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entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

Example of a Municipal Bond Index Futures Contract

         Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                     Current Price
                                                                                     (points and
                                                                   Maturity         thirty-seconds
Issue                             Coupon          Issue Date         Date             of a point)
-----                             ------          ----------       --------         --------------
Ohio HFA                          9 3/8             5/05/83         5/1/13               94-2
NYS Power                         9 3/4             5/24/83         1/1/17              102-0
San Diego, CA IDR                 10                6/07/83         6/1/18              100-14
Muscatine, IA Elec                10 5/8            8/24/83         1/1/08              103-16
Mass Health & Ed                  10                9/23/83         7/1/16              100-12

         The current value of the portfolio is $5,003,750.

         To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

         On March 23, the bonds in the portfolio have the following values:

                          Ohio HFA                          81-28
                          NYS Power                         98-26
                          San Diego, CA IDB                 98-11
                          Muscatine, IA Elec                99-24
                          Mass Health & Ed                  97-18

         The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

         The following table provides a summary of transactions and the results of the hedge.

                          Cash Market                     Futures Market
                          -----------                     --------------
         February 2       $5,003,750 long posi-           Sell 50 Municipal Bond
                          tion in municipal               futures contracts at
                          bonds                           86-09

         March 23         $4,873,438 long posi-           Buy 50 Municipal Bond
                          tion in municipal               futures contracts at
                          bonds                           83-27
                          ---------------------           ----------------------

                          $130,312 Loss                   $121,875 Gain

         While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

         The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

II.  MARGIN PAYMENTS.

         Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is based upon the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to

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close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.


III.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

         There are several risks in connection with the use of futures by the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, the Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by the Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by the Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

IV.   OPTIONS ON FUTURES CONTRACTS.

         The Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid

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

secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

V.  ACCOUNTING AND TAX TREATMENT.

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by the Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above,

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

with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

         Qualification as a regulated investment company under the Code requires that the Portfolio satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a fund from a partnership or trust is treated for this purpose as derived with respect to the fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the fund in the same manner as by the partnership or trust.

         An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of the Portfolio's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the Investment Company Act of 1940); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Portfolio's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                      B-9